                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      AMERICAN CABLE TV INVESTORS 5, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           $93,486,900 X .0002 = $18,697.38

     (1) Title of each class of securities to which transaction applies: UNITS OF LIMITED PARTNERSHIP INTEREST

     (2) Aggregate number of securities to which transaction applies: 200,005 UNITS OF LIMITED PARTNERSHIP INTEREST

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Transaction Valuation *$__________.

     (4)  Proposed maximum aggregate value of transaction*: $93,486,900

     *     For the purpose of calculating the filing fee only.

     (5)  Total fee paid: $18,697.38

[X]  Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: $18,697.38

     (2)  Form, Schedule or Registration Statement No.: Schedule 14A

     (3)  Filing Party: American Cable TV Investors 5, Ltd.

     (4)  Date Filed: December 11, 1996

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                                5619 DTC PARKWAY
                           ENGLEWOOD, COLORADO 80111

                                                               February 12, 1997

Dear Limited Partner:

     You are invited to attend a special meeting (the "Special Meeting") of limited partners (the "Limited Partners") of American Cable TV Investors 5, Ltd. (the "Partnership"), called by IR-TCI Partners V, L.P., the general partner (the "General Partner") of the Partnership, to be held at 5619 DTC Parkway, Englewood, Colorado 80111 on March 26, 1997 at 11:00 a.m., local time, and at any adjournment thereof.

     At this Special Meeting, you will be asked to consider and vote upon three separate sales transactions (or any substitute sales transaction(s) that the General Partner determines to be in the best interest of the Limited Partners in the event that any of the proposed sales transactions is approved by the Limited Partners, but does not close for any reason) which, if approved and consummated, would result in the sale of a significant portion of the Partnership's cable assets for cash. The sales transactions involve the Partnership's sale of its ownership interests in the cable television systems (the "Sales Systems") which serve communities located in and around (i) Lower Delaware and Maryland to Mediacom LLC ("Mediacom") or one of Mediacom's affiliates for $43,100,000 in cash (the "Lower Delaware Sale"), (ii) St. Mary's County, Maryland to Gans Multimedia Partnership ("Gans") or one of Gans' affiliates for $30,636,900 in cash (the "St. Mary's Sale") and (iii) Shelbyville and Manchester, Tennessee to Rifkin Acquisition Partners, L.L.L.P. ("Rifkin") or one of Rifkin's affiliates for $19,750,000 in cash (the "Southern Tennessee Sale"). The Lower Delaware, St. Mary's and Southern Tennessee Sales are collectively referred to as the "Sales Transactions."

     There can be no assurance that any of the Sales Transactions will be consummated. However, assuming all of the Sales Transactions had occurred on September 30, 1996 and that no amounts were used to fund capital expenditures or the liquidity requirements of the Partnership's remaining cable television system which serves communities located in and around Riverside, California (the "Riverside System"), it is estimated that the pro forma net cash proceeds available for distribution to the Limited Partners would have been $366 per $500 unit ("Unit") of limited partnership interest (the "Pro Forma Distribution Per Unit"). On March 29, 1996 the Partnership's share of the cash proceeds from the sale of the cable television system which served communities located in and around Newport News, Virginia was used to fund a distribution to Limited Partners of $165 per Unit. The Partnership is unable to predict the amount that Limited Partners would receive upon a sale of the Partnership's remaining cable television system, the Riverside System. The Pro Forma Distribution Per Unit, which is based upon the Partnership's historical financial position at September 30, 1996, does not reflect any contingent liabilities that might arise subsequent to the date of this Proxy Statement and is based on various assumptions with respect to transaction related costs, sales price adjustments and other matters, as further discussed under "PRO FORMA FINANCIAL INFORMATION" in the accompanying Proxy Statement. As such, the actual amounts distributed to the Limited Partners may vary from the Pro Forma Distribution Per Unit. As described below, the amount by which the Pro Forma Distribution Per Unit would be reduced if one or more of the Sales Transactions does not close is dependent upon future events and circumstances.

     At this Special Meeting, you will also be asked to consider and vote upon a resolution which would grant the General Partner the authority to sell any Sales System(s) (the "Substitute Sale System(s)"), in the event that any Sales Transaction approved by the Limited Partners does not close for any reason; provided, however, that a substitute sales transaction (a "Substitute Sales Transaction") will only be consummated if (i) the General Partner obtains an opinion from an investment banking firm of national repute that the consideration to be received pursuant to any such Substitute Sales Transaction is fair to the Partnership from a financial point of view, (ii) any such Substitute Sales Transaction is consummated within two years of the date hereof for cash consideration and (iii) the purchaser in such transaction is not an affiliate of the Partnership. Consent to any Substitute Sales Transaction shall not be deemed a consent to the sale of the Riverside System.

     In the event that any Sales Transaction approved by the Limited Partners does not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) for the Substitute Sale System(s) at an appropriate price or on terms acceptable to the Partnership. Accordingly, there is no assurance that the sales price for any Substitute Sales Transaction would be equivalent to the proposed sales price for the applicable Sales System pursuant to the proposed Sales Transactions. Any change to the amount of net sales proceeds to be received would cause a corresponding change to the Pro Forma Distribution Per Unit. As described below, the amount by which the Pro Forma Distribution Per Unit would be reduced if one or more of the Sales Transactions does not close is dependent upon future events and circumstances. In the event that any of the Sales Transactions do not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) at an appropriate price or on terms acceptable to the Partnership. If the General Partner's efforts in arranging a Substitute Sales Transaction(s) prove to be unsuccessful, the General Partner would evaluate market, competitive, regulatory, financial and other conditions (relating to the cable television industry generally and to the Substitute Sale System(s) specifically) in order to determine whether it would be in the best interest of the Partnership to use all or a portion of the available net cash proceeds (after repaying debt as required by the terms of the Partnership's bank credit facility and repaying any amounts due to TCI Communications, Inc. and its affiliates) from any of the consummated Sales Transactions to fund all or a portion of any remaining cable television system's(s') liquidity requirements, including non-discretionary capital expenditures and necessary maintenance costs as well as the cost of implementing technological advancements or improvements. Accordingly, the failure to consummate one or more of the Sales Transactions could delay and would reduce the Pro Forma Distribution Per Unit. The General Partner has not yet determined which course of action it would pursue and anticipates that it would pursue such a course of action only after making a careful evaluation of all relevant factors. Limited Partners will not have an opportunity to vote on such course of action. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Plans If Any Transaction Is Not Consummated" and "PRO FORMA FINANCIAL INFORMATION" in the accompanying Proxy Statement.

     THE GENERAL PARTNER BELIEVES THAT THE SALES TRANSACTIONS ARE IN THE BEST INTEREST OF THE LIMITED PARTNERS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH OF THE SALES TRANSACTIONS. THE GENERAL PARTNER HAS RECEIVED THE WRITTEN OPINIONS OF LEHMAN BROTHERS INC., FINANCIAL ADVISOR TO THE PARTNERSHIP ("LEHMAN BROTHERS"), THAT THE CONSIDERATION TO BE RECEIVED IN CONNECTION WITH EACH OF THE LOWER DELAWARE, ST. MARY'S AND SOUTHERN TENNESSEE SALES IS FAIR, FROM A FINANCIAL POINT OF VIEW, TO THE PARTNERSHIP. A COPY OF THE OPINIONS OF LEHMAN BROTHERS ARE ATTACHED TO THE ACCOMPANYING PROXY STATEMENT AS APPENDICES B-1, B-2 AND B-3 IN THEIR ENTIRETY.

     You are urged to read carefully the accompanying Proxy Statement in its entirety for important information about the Sales Transactions.

     If you have any questions, please call The Herman Group, Inc. at (800) 657-8830.

                                          Very truly yours,
                                          /s/ Marvin L. Jones
                                          MARVIN JONES
                                          President of TCI Ventures Five, Inc.,
                                          the general partner of the General
                                          Partner

                      AMERICAN CABLE TV INVESTORS 5, LTD.

                 NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                          TO BE HELD ON MARCH 26, 1997

     NOTICE IS HEREBY GIVEN, that a special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of American Cable TV Investors 5, Ltd. (the "Partnership"), called by IR-TCI Partners V, L.P., the general partner (the "General Partner") of the Partnership, will be held at 5619 DTC Parkway, Englewood, Colorado, 80111 on March 26, 1997, at 11:00 a.m., local time, for the following purpose:

          To approve three separate sales transactions (or any substitute sales transaction(s) that the General Partner determines to be in the best interest of the Limited Partners in the event that any of the proposed sales transactions is approved by the Limited Partners, but does not close for any reason) which, if approved and consummated, would result in the sale of a significant portion of the assets of the Partnership (other than cash) consisting of the Partnership's ownership interests in the cable television systems which serve communities located in and around (i) Lower Delaware and Maryland (the "Lower Delaware System"), (ii) St. Mary's County, Maryland (the "St. Mary's System") and (iii) Shelbyville and Manchester, Tennessee (the "Southern Tennessee System"). The Lower Delaware, St. Mary's and Southern Tennessee Systems are collectively referred to herein as the "Sales Systems." At the Special Meeting, Limited Partners will be asked to consider and vote upon the following resolutions, as more fully described in the Proxy Statement which accompanies this
     Notice:

     Resolution 1:  Sale of the Lower Delaware System

     1. Consent to the sale of the Lower Delaware System to Mediacom LLC ("Mediacom") or one of Mediacom's affiliates pursuant to an Asset Purchase Agreement dated as of December 24, 1996 between the Partnership and Mediacom.

     2. Approve and adopt an amendment to the Partnership's limited partnership agreement (the "Partnership Agreement") which would permit the sale of the Lower Delaware System to Mediacom or one of Mediacom's affiliates.

     The proposals included as part of Resolution 1 are related matters and shall be considered together at the Special Meeting.

     Resolution 2:  Sale of the St. Mary's System

     1. Consent to the sale of the St. Mary's System to Gans Multimedia Partnership ("Gans") or one of Gans' affiliates pursuant to an Asset Purchase Agreement dated as of November 27, 1996 between the Partnership and Gans.

     2. Approve and adopt an amendment to the Partnership Agreement which would permit the sale of the St. Mary's System to Gans or one of Gans' affiliates.

     The proposals included as part of Resolution 2 are related matters and shall be considered together at the Special Meeting.

     Resolution 3:  Sale of the Southern Tennessee System

     1. Consent to the sale of the Southern Tennessee System to Rifkin Acquisition Partners, L.L.L.P. ("Rifkin") or one of Rifkin's affiliates pursuant to an Asset Purchase Agreement dated as of November 29, 1996 between the Partnership and Rifkin.

     2. Approve and adopt an amendment to the Partnership Agreement which would permit the sale of the Southern Tennessee System to Rifkin or one of Rifkin's affiliates.

     The proposals included as part of Resolution 3 are related matters and shall be considered together at the Special Meeting.

     Resolution 4:  Substitute Sale of the Sales Systems

     Consent to any substitute sales transaction that the General Partner determines to be in the best interest of the Limited Partners in the event that any of the Sales System sales (as referenced under Resolutions 1, 2 and 3 above) is approved by the Limited Partners, but does not close for any reason; provided, however, that such substitute sales transaction will only be consummated if (i) the General Partner obtains an opinion from an investment banking firm of national repute that the consideration to be received pursuant to any such substitute sales transaction is fair to the Partnership from a financial point of view, (ii) such substitute sale is consummated within two years of the date hereof for cash consideration and (iii) the purchaser in such transaction is not an affiliate of the Partnership. Consent to any substitute sales transaction shall not be deemed a consent to the sale of the Partnership's cable television system which serves communities located in and around Riverside, California.

     LIMITED PARTNERS MUST VOTE ON EACH OF THE RESOLUTIONS SEPARATELY AND APPROVAL OF ANY RESOLUTION IS NOT DEPENDENT ON APPROVAL OF ANY OTHER RESOLUTION. THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH OF THE RESOLUTIONS.

     Matters incidental to the conduct of the Special Meeting which are properly brought before the Special Meeting may also be voted upon at the Special Meeting. The General Partner has fixed the close of business on February 3, 1997 as the record date for determination of the Limited Partners entitled to notice of and to vote at the Special Meeting.

                                          BY ORDER OF THE GENERAL PARTNER,
                                          IR-TCI PARTNERS V, L.P.

                                          By: TCI Ventures Five, Inc.,
                                             the general partner
                                          /s/ Stephen M. Brett
                                          STEPHEN M. BRETT, Secretary

     YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE THAT YOUR INTERESTS WILL BE REPRESENTED, WHETHER YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OR NOT, PLEASE SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Englewood, Colorado
February 12, 1997

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                                5619 DTC Parkway
                           Englewood, Colorado 80111
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      SPECIAL MEETING OF LIMITED PARTNERS
                           TO BE HELD MARCH 26, 1997

                                  INTRODUCTION

     This Proxy Statement is being furnished to the limited partners (the "Limited Partners") of American Cable TV Investors 5, Ltd. (the "Partnership") in connection with the solicitation of proxies by IR-TCI Partners V, L.P., the general partner of the Partnership (the "General Partner"), on behalf of the Partnership, for use at a special meeting of Limited Partners (the "Special Meeting") to be held at 5619 DTC Parkway, Englewood, Colorado 80111 on March 26, 1997 at 11:00 a.m., local time, and at any adjournment thereof. At this Special Meeting, Limited Partners will be asked to consider and vote upon three separate sales transactions (or any substitute sales transaction(s) that the General Partner determines to be in the best interest of the Limited Partners in the event that any of the proposed sales transactions is approved by the Limited Partners, but does not close for any reason) which, if approved and consummated, would result in the sale of a significant portion of the Partnership's assets (other than cash) for cash. The Partnership's assets consist of ownership interests in the cable television systems serving communities located in and around (i) Lower Delaware and Maryland (the "Lower Delaware System"), (ii) St. Mary's County, Maryland (the "St. Mary's System"), (iii) Shelbyville and Manchester, Tennessee (the "Southern Tennessee System") and (iv) Riverside, California (the "Riverside System"). The Lower Delaware, St. Mary's and Southern Tennessee Systems are collectively referred to in this Proxy Statement as the "Sales Systems." The Partnership anticipates that it would make distributions of the net cash proceeds of the Sales Transactions as soon as possible following the final determination and satisfaction of its liabilities. Limited Partners are not being asked to consider and vote upon a sale of the Riverside System.

     The Notice of Meeting, Proxy Statement and form of proxy are being mailed to Limited Partners on or about February 12, 1997.

     It is proposed that (i) the Lower Delaware System will be sold to Mediacom LLC ("Mediacom") or one of Mediacom's affiliates for $43,100,000 in cash (subject to adjustment as described herein) (the "Lower Delaware Sale"), (ii) the St. Mary's System will be sold to Gans Multimedia Partnership ("Gans") or one of Gans' affiliates for $30,636,900 in cash (subject to adjustment as described herein) (the "St. Mary's Sale") and (iii) the Southern Tennessee System will be sold to Rifkin Acquisition Partners, L.L.L.P. ("Rifkin") or one of Rifkin's affiliates for $19,750,000 in cash (subject to adjustment as described herein) (the "Southern Tennessee Sale"). (The Lower Delaware, St. Mary's and Southern Tennessee Sales are collectively referred to in this Proxy Statement as the "Sales Transactions.") None of Mediacom, Gans and Rifkin is an affiliate of the Partnership.

     In the event that any Sales Transaction approved by the Limited Partners does not close for any reason, it is proposed that the General Partner be granted the authority to sell any Sales System(s) (the "Substitute Sale System(s)"); provided, however, that a substitute sales transaction (a "Substitute Sales Transaction") will only be consummated if (i) the General Partner obtains an opinion from an investment banking firm of national repute that the consideration to be received pursuant to any such Substitute Sales Transaction is fair to the Partnership from a financial point of view, (ii) any such Substitute Sales Transaction is consummated within two years of the date hereof for cash consideration and (iii) the purchaser in such transaction is not an affiliate of the Partnership. Consent to any Substitute Sales Transaction shall also be deemed a consent to the sale of all or substantially all of the Partnership's assets (other than cash) which, under certain circumstances,

                                                          (Cover page continued)
would ultimately result in the dissolution and termination of the Partnership pursuant to the Partnership's limited partnership agreement (the "Partnership Agreement"). Such consent shall not be deemed a consent to the sale of the Riverside System.

     Because the Partnership Agreement provides that Limited Partners owning in the aggregate more than 50% of the units of limited partnership interest (the "Units") vote on the sale of all or substantially all of the assets of the Partnership and because the Partnership has provided for separate votes with respect to each of the Sales Transactions, amendments to the Partnership Agreement will be required in order to permit the Lower Delaware, St. Mary's and Southern Tennessee Sales to occur.

     Assuming all of the Sales Transactions had occurred on September 30, 1996 and that no amounts were used to fund capital expenditures or the liquidity requirements of the Riverside System, it is estimated that the pro forma net cash proceeds available for distribution to Limited Partners would have been $366 per $500 Unit of limited partnership interest (the "Pro Forma Distribution Per Unit"). On March 29, 1996 the Partnership's share of the cash proceeds from the sale of the cable television system which served communities located in and around Newport News, Virginia (the "Newport News System") was used to fund a distribution to Limited Partners of $165 per Unit. The Partnership is unable to predict the amount that Limited Partners would receive upon a sale of the Partnership's remaining cable television system, the Riverside System. There is no assurance that any of the Sales Transactions will be consummated. The actual amounts distributed to the Limited Partners may vary from the Pro Forma Distribution Per Unit. Given the fact that the Partnership has made aggregate cash distributions of $165 per Unit in prior periods, $335 of the $366 Pro Forma Distribution Per Unit would have represented a return of capital to the Limited Partners. For a further discussion of the assumptions underlying the Pro Forma Distribution Per Unit and for a discussion of the possible ramifications if one or more of the Sales Transactions are not consummated, see "PRO FORMA FINANCIAL INFORMATION," "INCOME TAX CONSEQUENCES" and "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Reasons for the Sales Transactions -- Prospects for Future Capital Appreciation of the Sales Systems."

     Assuming all of the Sales Transactions had occurred on September 30, 1996 and that no amounts were used to fund capital expenditures or the liquidity requirements of the Riverside System and based on the foregoing pro forma assumptions, TCI Communications, Inc. ("TCIC") and its affiliates would have received $593,000 in the form of distributions and $2,805,000 representing the disposition fees generated by such sales (of which amount, $818,000 is payable to a third party broker). TCIC performs cash management services for the Partnership. Accordingly, TCIC makes disbursements on behalf of the Partnership and the Partnership reimburses TCIC from time to time for such disbursements. In addition, the Partnership reimburses TCIC and its affiliates for certain expenses incurred by TCIC and its affiliates on behalf of the Partnership. At September 30, 1996, the Partnership owed TCIC and its affiliates $9,937,000 as a result of the above-described cash management services and reimbursable expenses. Such amounts were assumed to be repaid with cash proceeds from the Sales Transactions in determining the Pro Forma Distribution Per Unit, however, the repayment of such amounts is not contingent upon consummation of the Sales Transactions.

     THE GENERAL PARTNER BELIEVES THAT THE SALES TRANSACTIONS ARE IN THE BEST INTEREST OF THE LIMITED PARTNERS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF ALL OF THE SALES TRANSACTIONS AND THE SUBSTITUTE SALES TRANSACTION. THE AFFIRMATIVE VOTE OF THE LIMITED PARTNERS OWNING IN THE AGGREGATE MORE THAN 50% OF THE OUTSTANDING UNITS IS REQUIRED FOR THE APPROVAL OF EACH OF THE RESOLUTIONS.

                               TABLE OF CONTENTS

INTRODUCTION............................................................................     i
SUMMARY.................................................................................     1
  The Sales Transactions................................................................     1
  Dissolution of the Partnership; Distributions.........................................     1
  Limited Partner Approval..............................................................     2
  The Parties...........................................................................     3
     The Partnership....................................................................     3
     The Purchasers.....................................................................     5
  Competitive Auction...................................................................     5
  Plans If Any Transaction Is Not Consummated...........................................     5
  Summary Historical Financial Data.....................................................     7
     Partnership Summary Historical Financial Data......................................     7
     Lower Delaware System Summary Historical Financial Data............................     8
     St. Mary's System Summary Historical Financial Data................................     9
     Southern Tennessee System Summary Historical Financial Data........................    10
  Reasons for the Sales Transactions....................................................    11
  Fairness of the Sales Transactions....................................................    11
  Interests of TCIC and Related Parties.................................................    11
     Interests of TCIC and Its Affiliates...............................................    11
     Conflicts of the Broker............................................................    13
  Lack of Appraisal Rights..............................................................    13
  Certain Definitions...................................................................    13
BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS.......................................    14
  Reasons for the Sales Transactions....................................................    14
     General............................................................................    14
     Prospects for Future Capital Appreciation of the Sales Systems.....................    14
     Perception of Cable Television Market..............................................    15
     Competition........................................................................    16
     Regulation.........................................................................    17
     Conclusion.........................................................................    18
  Alternatives Considered to the Sales Transactions.....................................    18
     General............................................................................    18
     Continued Ownership of the Sales Systems...........................................    18
  Background of the Sales Transactions..................................................    19
     General............................................................................    19
     Competitive Auction for the Sales Systems..........................................    20
  Fairness of the Sales Transactions....................................................    22
     Competitive Auction................................................................    22
     Cash Flow and Subscriber Multiples.................................................    22
     Independent Fairness Opinions......................................................    23
     Alternative Transaction Provisions.................................................    23
  Plans If Any Transaction Is Not Consummated...........................................    23
  Recommendation for a Substitute Sales Transaction.....................................    24
DESCRIPTION OF THE SALES TRANSACTIONS...................................................    25
  Lower Delaware Sale...................................................................    26
     Description of the Lower Delaware System...........................................    26
     Principal Provisions of the Lower Delaware Asset Purchase Agreement................    26

  St. Mary's Sale.......................................................................    30
     Description of the St. Mary's System...............................................    30
     Principal Provisions of the St. Mary's Asset Purchase Agreement....................    30
  Southern Tennessee Sale...............................................................    32
     Description of the Southern Tennessee System.......................................    32
     Principal Provisions of the Southern Tennessee Asset Purchase Agreement............    32
  Substitute Sales Transaction(s).......................................................    34
  Amendment to Partnership Agreement....................................................    34
FAIRNESS OPINIONS.......................................................................    36
  General...............................................................................    36
  Analysis of the Competitive Auction...................................................    37
  Comparable Public Company Methodology.................................................    37
  Comparable Transactions Methodology...................................................    38
  Experience of Lehman Brothers.........................................................    39
  Compensation and Material Relationships...............................................    39
MANAGEMENT..............................................................................    40
INTERESTS OF TCIC AND RELATED PARTIES...................................................    41
  General...............................................................................    41
  Interests of TCIC and Its Affiliates..................................................    41
  Interests of the General Partner......................................................    42
  Conflicts of the Broker...............................................................    42
OTHER RELEVANT INFORMATION..............................................................    43
  Disposition Fee and Other Payments to the General Partner and Its Affiliates..........    43
     Disposition Fee....................................................................    43
     Other Payments.....................................................................    43
     Indemnification....................................................................    43
     Appraisals by Communications Equity Associates, Inc................................    44
  Dissolution of the Partnership; Distributions.........................................    44
  Costs of the Sales Transactions.......................................................    46
INCOME TAX CONSEQUENCES.................................................................    47
  General...............................................................................    47
  Federal...............................................................................    47
     General............................................................................    47
     At Risk Basis......................................................................    47
     Lower Delaware Sale................................................................    47
     St. Mary's Sale....................................................................    48
     Southern Tennessee Sale............................................................    48
     Estimated Aggregate Results of System Sales........................................    48
  State.................................................................................    48
PRO FORMA FINANCIAL INFORMATION.........................................................    50
AVAILABLE INFORMATION...................................................................    57
INCORPORATION BY REFERENCE..............................................................    57
OTHER MATTERS...........................................................................    57
  Voting Rights and Vote Required.......................................................    57
  Revocability..........................................................................    58
  No Appraisal Rights...................................................................    58
  Proxy Solicitation....................................................................    58
  Independent Accountants...............................................................    58

APPENDICES
  APPENDIX A    Glossary............................................................  A-1
  APPENDIX B-1  Fairness Opinion of Lehman Brothers Inc. Regarding the Southern       B-1
                Tennessee Sale......................................................
  APPENDIX B-2  Fairness Opinion of Lehman Brothers Inc. Regarding the St. Mary's     B-3
                Sale................................................................
  APPENDIX B-3  Fairness Opinion of Lehman Brothers Inc. Regarding the Lower          B-5
                Delaware Sale.......................................................
  APPENDIX C    Relevant Partnership Agreement Provisions and Proposed Amendment....  C-1

        The Appendices listed above are a part of this Proxy Statement.

                                    SUMMARY

     Set forth below is a summary of certain information contained elsewhere in this Proxy Statement. It is not intended to be a complete description of those matters which it covers, and much of the information contained in this Proxy Statement is not covered by this summary. The information contained in this summary is qualified by the more complete information contained elsewhere in this Proxy Statement. Limited Partners are urged to read this Proxy Statement in its entirety, including the Appendices hereto, the Partnership's Annual Report on Form 10-K for the year ended December 31, 1995 (the "1995 10-K") and the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 (as amended, the "1996 10-Q"), which accompany and are part of this Proxy Statement.

THE SALES TRANSACTIONS

     The Partnership proposes to sell certain of its interests in its cable television systems in three separate sales transactions. The Partnership proposes to sell (i) the Lower Delaware System to Mediacom or one of Mediacom's affiliates for $43,100,000 in cash (subject to adjustment as described herein),
(ii) the St. Mary's System to Gans or one of Gans' affiliates for $30,636,900 in cash (subject to adjustment as described herein) and (iii) the Southern Tennessee System to Rifkin or one of Rifkin's affiliates for $19,750,000 in cash (subject to adjustment as described herein), pursuant to the terms of the applicable asset purchase agreements (the "Asset Purchase Agreements"). The consideration to be received by the Partnership from the Sales Transactions will be used to repay the Partnership's net liabilities. The remaining consideration, after payment of certain expenses relating to the Sales Transactions, and, to the extent not otherwise used to fund capital expenditures or the liquidity requirements of any remaining cable television systems, will be distributed to the Limited and General Partners in accordance with the sharing ratios set forth in the Partnership Agreement. See "DESCRIPTION OF THE SALES TRANSACTIONS," "PRO FORMA FINANCIAL INFORMATION" and "OTHER RELEVANT INFORMATION -- Dissolution of the Partnership; Distributions."

DISSOLUTION OF THE PARTNERSHIP; DISTRIBUTIONS

     The General Partner is in the process of marketing for sale its remaining cable television system, the Riverside System. There is no assurance that the General Partner can arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership. If the General Partner is unable to arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership, the Partnership will continue to operate the Riverside System. Although no assurance can be given, the General Partner currently anticipates that any cash proceeds from the Sales Transactions will not be used to fund the Riverside System's capital expenditures or liquidity requirements. Limited Partners owning in the aggregate more than 50% of the Units will have to approve a sale of the Riverside System, including a sale to an affiliate of the Partnership.

     If all of the Sales Transactions are approved and consummated, and if the Riverside System is sold, the Partnership will have sold all of its assets (other than cash) and, pursuant to the Partnership Agreement, will ultimately be dissolved and terminated.

     Assuming all of the Sales Transactions had occurred on September 30, 1996 and that no amounts were used to fund capital expenditures or the liquidity requirements of the Riverside System, it is estimated that the Pro Forma Distribution Per Unit would have been $366. On March 29, 1996 the Partnership's share of the cash proceeds from the sale of the Newport News System was used to fund a distribution to Limited Partners of $165 per Unit. The Partnership is unable to predict the amount that Limited Partners would receive upon a sale of the Partnership's remaining cable television system, the Riverside System. There is no assurance that any of the Sales Transactions will be consummated. The Pro Forma Distribution Per Unit, which is based upon the Partnership's historical financial position at September 30, 1996, does not reflect any contingent liabilities that might arise subsequent to the date of this Proxy Statement, and is based on various assumptions with respect to transaction related costs, sales price adjustments and other matters, as described under "PRO FORMA FINANCIAL INFORMATION." As such, the actual amounts distributed to Limited Partners may vary from the Pro Forma Distribution Per Unit. As described below, the amount by which the Pro Forma Distribution Per Unit would be reduced if one or more of the Sales Transactions does not close is dependent upon future events and circumstances. In the event that any of the Sales Transactions do not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) at an appropriate price or on terms acceptable to the Partnership. If the General Partner's efforts in arranging a Substitute Sales Transaction(s) prove to be unsuccessful, the General Partner would evaluate market, competitive, regulatory, financial and other conditions (relating to the cable television industry generally and to the Substitute Sale System(s) specifically) in order to determine whether it would be in the best interest of the Partnership to use all or a portion of the available net cash proceeds (after repaying debt as required by the terms of the Partnership's bank credit facility and repaying any amounts due to TCIC and its affiliates) from any of the consummated Sales Transactions to fund all or a portion of any remaining cable television system's(s') liquidity requirements, including non-discretionary capital expenditures and necessary maintenance costs as well as the cost of implementing technological advancements or improvements. Accordingly, the failure to consummate one or more of the Sales Transactions could delay and would reduce the Pro Forma Distribution Per Unit. For a further discussion of the ramifications if one or more of the Sales Transactions are not consummated, see "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Plans If Any Transaction Is Not Consummated," "PRO FORMA FINANCIAL INFORMATION," "INCOME TAX CONSEQUENCES" and "OTHER RELEVANT INFORMATION -- Dissolution of the Partnership; Distributions."

     In general, distributions of net cash proceeds are anticipated to occur as soon as practicable after the date of the last closing of the Sales Transactions; however, the General Partner may establish different dates for such distributions if there is a material delay in the closing of any of the Sales Transactions. Subject to the receipt of any indemnifiable claims against post-closing amounts that will be held in escrow with respect to the Lower Delaware, St. Mary's or Southern Tennessee Sales ($1,077,500, $765,923 and $493,750, respectively), it is expected that such amounts will be distributed as soon as practicable after all, or substantially all, of the balance of the principal amount of such escrowed funds have been released to the Partnership. See "DESCRIPTION OF THE SALES TRANSACTIONS -- Lower Delaware Sale -- Principal Provisions of the Lower Delaware Asset Purchase Agreement", "-- St. Mary's
Sale -- Principal Provisions of the St. Mary's Asset Purchase Agreement" and
"-- Southern Tennessee Sale -- Principal Provisions of the Southern Tennessee Asset Purchase Agreement." There can be no assurance that distributions of net cash proceeds will take place on this schedule. In addition, circumstances beyond the control of the Partnership, such as the existence of contingencies, could affect the timing and amount of distributions to the Limited and General Partners.

     On January 1, 1996, Newport News Cablevision, Ltd. ("Newport News") sold the Newport News System to an unaffiliated party for cash proceeds of $121,886,000. Pursuant to the terms of the sale agreement, $5,000,000 of the sales price was held in escrow until September 27, 1996. The Partnership has a 40% ownership interest in Newport News. Accordingly, in January 1996 the Partnership received $33,696,000 of the net cash proceeds (after satisfaction of Newport News transaction costs and liabilities) from the Newport News Sale. In November 1996, the Partnership received $2.1 million representing the Partnership's share of the amount held in escrow plus the balance of other amounts held by Newport News. See "OTHER RELEVANT INFORMATION -- Dissolution of the Partnership; Distributions."

LIMITED PARTNER APPROVAL

     The Partnership is seeking the consent of the Limited Partners prior to the consummation of the Sales Transactions because the Partnership Agreement requires Limited Partners owning in the aggregate more than 50% of the outstanding Units to approve any sale of all, or substantially all, of the Partnership's assets. The sale of the Sales Systems constitutes a sale of substantially all of the Partnership's assets under the terms of the Partnership Agreement because the Partnership Agreement defines "substantially all of the assets" to mean cable television systems representing 66 2/3% or more of the net book value of the Partnership's cable television systems.

     Limited Partners are also being asked to consent to any Substitute Sales Transaction, which would permit the sale of any Substitute Sale System; provided, however, that a Substitute Sales Transaction will only be consummated if (i) the General Partner obtains an opinion from an investment banking firm of national repute that the consideration to be received pursuant to any such Substitute Sales Transaction is fair to the Partnership from a financial point of view, (ii) any such Substitute Sales Transaction is consummated within two years of the date hereof for cash consideration and (iii) the purchaser in such transaction is not an affiliate of the Partnership. The Partnership is making this proposal in order to avoid the time and expense associated with seeking Limited Partner approval of such Substitute Sales Transaction. As of the date of this Proxy Statement, the General Partner has no reason to believe that the Sales Transactions will not be consummated in accordance with the terms set forth in the Asset Purchase Agreements. Consent to any Substitute Sales Transaction shall not be deemed a consent to the sale of the Riverside System.

     Because the Partnership Agreement provides that Limited Partners owning in the aggregate more than 50% of the Units vote on the sale of all or substantially all of the assets of the Partnership and because the Partnership has provided for separate votes with respect to each of the Sales Transactions, amendments to the Partnership Agreement will be required in order to permit the Lower Delaware, St. Mary's and Southern Tennessee Sales to occur. In addition, in the event a Substitute Sales Transaction is consummated after the consummation of a sale of the Riverside System, then consent to the Substitute Sales Transaction shall also be deemed a consent to a sale of all or substantially all of the Partnership's assets (other than cash), which would ultimately result in the dissolution and termination of the Partnership pursuant to the Partnership Agreement.

     In the event the General Partner arranges for a satisfactory sale of the Riverside System, Limited Partners owning in the aggregate more than 50% of the Units will have to approve a sale of the Riverside System, including a sale to an affiliate of the Partnership.

     Limited Partners may submit their proxy by returning it, properly executed, prior to the Special Meeting. Proxies may be revoked at any time prior to the Special Meeting. See "OTHER MATTERS -- Voting Rights and Vote Required."

THE PARTIES

  The Partnership

     The Partnership is a Colorado limited partnership organized in 1986 to acquire, develop, operate and sell or otherwise dispose of cable television systems in the United States. The principal executive offices of the Partnership are located at 5619 DTC Parkway, Englewood, Colorado 80111, and the telephone number is (303) 267-5500. From May 1987 through February 1989, Limited Partners contributed $100,002,500 to the Partnership in exchange for 200,005 Units (at $500 each). There is no established trading market for the Units. The Partnership owns 100% of the Lower Delaware, Riverside, St. Mary's and Southern Tennessee Systems.

     Subject to the voting rights granted to the Limited Partners in the Partnership Agreement, the General Partner has sole authority to manage the Partnership's affairs. The General Partner is a Colorado limited partnership whose general partner is TCI Ventures Five, Inc. ("TVI") and whose limited partner is beneficially owned by certain former executive officers and key employees of the predecessor of TCI Cablevision Associates, Inc. ("TCA"), the parent of TVI. Until it withdrew by letter dated January 17, 1996, Integrated Cable Corp. V ("Cable Corp."), a wholly-owned subsidiary of Presidio Cable V Corp. ("PCC"), was also a general partner of the General Partner and held a 20% general partnership interest in the General Partner. As such, it is entitled under Colorado law to the fair value of its partnership interest based on its right to share in distributions from the General Partner. The General Partner has proposed that Cable Corp. receive the share of distributions that it would have received from the General Partner if it had remained a general partner of the General Partner. As a response to Cable Corp.'s withdrawal, TVI's board of directors has been modified such that it includes members who are not employees of, or otherwise affiliated with, TCIC. See "MANAGEMENT." David B. Beyth, a former executive officer of Cable Corp., is the initial limited partner of the Partnership. The Partnership has entered into a management agreement with TCA pursuant to which TCA is responsible for managing the day-to-day operations of the Sales Systems. See "INTERESTS OF TCIC AND RELATED PARTIES."

     The chart on the succeeding page sets forth the organizational structure of the Partnership.

                          ORGANIZATIONAL STRUCTURE OF
                      AMERICAN CABLE TV INVESTORS 5, LTD.
                [Chart representing ownership structure of the
                Partnership to the ultimate parent corporation,
                          Tele-Communications, Inc.]
---------------

(1) Represents the percentage of TCIC's common stock that is owned by Tele-Communications, Inc. ("TCI"), the ultimate parent of TVI.

(2) Reflects TCIC's ownership of TCA through various intermediary corporations.

(3) Until its withdrawal on January 17, 1996, Cable Corp. had a 20% general partnership interest in the General Partner. See "MANAGEMENT."

(4) See "PRO FORMA FINANCIAL INFORMATION" and "OTHER RELEVANT
    INFORMATION -- Dissolution of the Partnership; Distribution."

  The Purchasers

     The proposed purchasers (collectively, the "Purchasers") are Mediacom, which has agreed to acquire the Lower Delaware System; Gans, which has agreed to acquire the St. Mary's System; and Rifkin, which has agreed to acquire the Southern Tennessee System. Certain information in this Proxy Statement concerning the Purchasers was obtained from representatives of the respective Purchasers.

     Mediacom LLC. Mediacom is a New York limited liability company organized in July 1995. Mediacom is not affiliated with the General Partner, the Partnership or any affiliate of the Partnership. Mediacom's principal executive offices and place of business is 90 Crystal Run Road, Middletown, New York 10941. Mediacom is engaged in the acquisition, ownership and operation of cable television systems. Rocco B. Commisso, the founder of Mediacom, is the former Executive Vice President, Chief Financial Officer and Director of Cablevision Industries Corporation, the eighth-largest multiple system operator in the cable television industry prior to its merger with Time Warner, Inc. in January 1996.

     Gans Multimedia Partnership. Gans is a Pennsylvania general partnership consisting of four corporate partners. Gans is not affiliated with the General Partner, the Partnership or any affiliate of the Partnership. Gans' principal executive offices and place of business is 217 East Ninth Street, Hazleton, Pennsylvania 18201. Gans is principally engaged in the acquisition, ownership and operation of cable television systems, and at December 31, 1995, serviced approximately 30,000 basic subscribers.

     Rifkin Acquisition Partners, L.L.L.P. Rifkin is a Colorado limited liability limited partnership organized in 1988. Rifkin is not affiliated with the General Partner, the Partnership or any affiliate of the Partnership. Rifkin's principal executive offices and place of business is 360 South Monroe Street, Suite 600, Denver, Colorado 80209. Rifkin is principally engaged in the ownership and operation of cable television systems. As of September 30, 1996, Rifkin directly or indirectly owned cable television systems that provided cable television services to approximately 183,000 basic subscribers located in Tennessee, Georgia, Illinois and Michigan. Rifkin & Associates, Inc. manages the cable television systems owned by Rifkin pursuant to a management agreement, and also manages various other cable television systems owned by affiliates.

COMPETITIVE AUCTION

     After monitoring competitive, regulatory and other factors affecting the marketplace for cable television systems similar to the Partnership's cable television systems, in March 1996 the General Partner concluded that it would be beneficial to offer such systems for sale. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Alternatives Considered to the Sales Transactions." The Partnership Agreement provides that certain affiliates of the General Partner are permitted to make an offer to purchase all of the Partnership's remaining cable television assets based on a formula price. However, TCIC and its affiliates did not exercise this purchase right because TCIC was not interested in purchasing all of the Partnership's cable television systems. The Asset Purchase Agreements relating to the Sales Transactions were entered into following the completion of a competitive auction (the "Competitive Auction"). The Competitive Auction was completed in October 1996 and involved the solicitation of bids for the Partnership's cable television systems by Daniels & Associates, L.P. (the "Broker"), a media properties broker. The General Partner believes that the Competitive Auction resulted in the Partnership receiving fair market value for its cable television systems. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Background of the Sales Transactions -- Competitive Auction for the Sales Systems" and "-- Fairness of the Sales Transactions."

PLANS IF ANY TRANSACTION IS NOT CONSUMMATED

     In the event that any Sales Transaction approved by the Limited Partners does not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) for the Substitute Sale System(s) at an appropriate price or on terms acceptable to the Partnership. Accordingly, there is no assurance that the sales price for any Substitute Sales Transaction would be equivalent to the sales price contained in the applicable Asset Purchase Agreement. Any change to the amount of net sales proceeds to be received would cause a corresponding change to the Pro Forma Distribution Per Unit. See "PRO FORMA FINANCIAL INFORMATION." As described below, the amount by which the Pro Forma Distribution Per Unit would be reduced if one or more of the Sales Transactions does not close is dependent upon future events and circumstances. In the event that any of the Sales Transactions do not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) at an appropriate price or on terms acceptable to the Partnership. If the General Partner's efforts in arranging a Substitute Sales Transaction(s) prove to be unsuccessful, the General Partner would evaluate market, competitive, regulatory, financial and other conditions (relating to the cable television industry generally and to the Substitute Sale System(s) specifically) in order to determine whether it would be in the best interest of the Partnership to use all or a portion of the available net cash proceeds (after repaying debt as required by the terms of the Partnership's bank credit facility and repaying any amounts due to TCIC and its affiliates) from any of the consummated Sales Transactions to fund all or a portion of any remaining cable television system's(s') liquidity requirements, including non-discretionary capital expenditures and necessary maintenance costs as well as the cost of implementing technological advancements or improvements. Accordingly, the failure to consummate one or more of the Sales Transactions could delay and would reduce the Pro Forma Distribution Per Unit. The General Partner expects that any portion of the net cash proceeds not utilized to fund such non-discretionary capital expenditures, maintenance costs and the costs of technological advancements or improvements or other obligations of the Partnership would be available for distribution to the Limited Partners. The General Partner has not yet determined which course of action it would pursue and anticipates that it would pursue such a course of action only after making a careful evaluation of all relevant factors. Limited Partners will not have an opportunity to vote on such course of action.

     The General Partner is in the process of marketing for sale its remaining cable television system, the Riverside System. There is no assurance that the General Partner can arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership. If the General Partner is unable to arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership, the Partnership will continue to operate the Riverside System. Although no assurance can be given, the General Partner currently anticipates that any cash proceeds from the Sales Transactions will not be used to fund the Riverside System's capital expenditures or liquidity requirements. Limited Partners owning in the aggregate more than 50% of the Units will have to approve a sale of the Riverside System, including a sale to an affiliate of the Partnership.

SUMMARY HISTORICAL FINANCIAL DATA

  Partnership Summary Historical Financial Data

     The following table sets forth summary financial and statistical data relating to the Partnership's financial condition as of September 30, 1996 and December 31, 1995 and 1994 and the Partnership's results of operations for the nine months ended September 30, 1996 and 1995 and the years ended December 31, 1995 and 1994. Such summary financial and statistical data is qualified in its entirety by, and should be read in conjunction with, the "PRO FORMA FINANCIAL INFORMATION" included elsewhere herein, and the detailed information and financial statements included in the 1996 10-Q and the 1995 10-K. Amounts are in thousands, except for percentages and per Unit amounts.

                                                            NINE MONTHS ENDED      YEARS ENDED
                                                              SEPTEMBER 30,       DECEMBER 31,
                                                            -----------------   -----------------
                                                             1996      1995      1995      1994
                                                            -------   -------   -------   -------
STATEMENT OF OPERATIONS DATA(1)
---------------------------------------------
Revenue...................................................  $20,744   $19,250   $26,196   $24,393
Operating costs and expenses:
  Programming, operating, selling, general and
     administrative (2)...................................   13,329    11,815    16,459    15,123
  Depreciation and amortization...........................   10,635    10,897    14,604    14,483
                                                            -------   -------   -------   -------
     Operating loss.......................................   (3,220)   (3,462)   (4,867)   (5,213)
Interest expense, net.....................................      240      (666)     (844)     (989)
Share of earnings (losses) of Newport News................   39,976      (251)     (652)     (194)
Other, net................................................       --       199       199        --
                                                            -------   -------   -------   -------
  Net earnings (loss).....................................  $36,996   $(4,180)  $(6,164)  $(6,396)
                                                            =======   =======   =======   =======

                                                                   SEPTEMBER 30,    DECEMBER 31,
                                                                   -------------   ---------------
                                                                       1996         1995     1994
                                                                   -------------   ------   ------
BALANCE SHEET DATA
-----------------------------
Property and equipment, net......................................      39,684      39,794   39,588
Franchise costs and other intangibles, net.......................      30,859      37,050   45,398
Total assets.....................................................      83,174      79,936   86,563
Debt.............................................................       2,000       8,700   13,800
Partners' equity.................................................      61,502      57,840   64,004
Limited Partners' equity per Unit................................      320.94      302.81   333.32

STATISTICAL DATA(3)
------------------------
Homes passed.....................................................       107.4       105.8    103.2
Basic subscribers................................................        78.6        73.0     72.5
Basic Penetration (4)............................................          73%         69%      70%
Premium subscriptions............................................        77.3        67.3     63.0
Premium Penetration (5)..........................................          98%         92%      87%

---------------

(1) See the 1996 10-Q and Item 7 of the 1995 10-K for explanations of certain revenue and expense variances.

(2) Includes allocations and charges from related parties. See Note (5) to the financial statements in the 1995 10-K.

(3) See the 1996 10-Q and Item 7 of the 1995 10-K for explanations of certain fluctuations in the Partnership's subscribers.

(4) "Basic Penetration" represents the ratio of basic subscribers to homes passed.

(5) "Premium Penetration" represents the ratio of premium subscriptions to basic subscribers.

  Lower Delaware System Summary Historical Financial Data

     The following table sets forth summary financial and statistical data relating to the Lower Delaware System's financial condition as of September 30, 1996 and December 31, 1995 and 1994 and the Lower Delaware System's results of operations for the nine months ended September 30, 1996 and 1995 and the years ended December 31, 1995 and 1994. Such summary financial and statistical data is qualified in its entirety by, and should be read in conjunction with, the "PRO FORMA FINANCIAL INFORMATION" included elsewhere herein, and the detailed information and financial statements included in the 1996 10-Q and the 1995 10-K. The statement of operations and balance sheet data include those assets, liabilities, revenue and expenses directly related to the Lower Delaware System. Amounts are in thousands, except for percentages.

                                                          NINE MONTHS ENDED       YEARS ENDED
                                                            SEPTEMBER 30,         DECEMBER 31,
                                                          -----------------    ------------------
                                                           1996      1995       1995       1994
                                                          ------    -------    -------    -------
STATEMENT OF OPERATIONS DATA(1)
----------------------------------------------
Revenue.................................................  $6,558    $ 5,892    $ 8,069    $ 7,659
Operating costs and expenses:
  Programming, operating, selling, general and
     administrative (2).................................   3,753      3,243      4,686      3,997
  Depreciation and amortization.........................   3,762      3,809      5,096      4,912
                                                          ------    -------    -------    -------
     Operating loss.....................................  $ (957)   $(1,160)   $(1,713)   $(1,250)
                                                          ======    =======    =======    =======

                                                                   SEPTEMBER 30,    DECEMBER 31,
                                                                   -------------   ---------------
                                                                       1996         1995     1994
                                                                   -------------   ------   ------
BALANCE SHEET DATA
------------------------------
Property and equipment, net......................................      12,981      12,123   12,128
Franchise costs and other intangibles, net.......................      10,123      12,620   15,948
Total assets.....................................................      28,452      25,791   27,972
Partnership's equity.............................................      27,438      24,855   27,279

STATISTICAL DATA(3)
-------------------------
Homes passed.....................................................        35.0        32.9     33.8
Basic subscribers................................................        29.2        25.9     25.7
Basic Penetration................................................          83%         79%      76%
Premium subscriptions............................................        23.2        18.5     11.9
Premium Penetration..............................................          79%         71%      46%

---------------

(1) See the 1996 10-Q and Item 7 of the 1995 10-K for explanations of certain revenue and expense variances.

(2) As compared to the corresponding prior year periods, programming, operating, selling, general and administrative expenses increased 16% and 17% during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. The increase during the nine months ended September 30, 1996 is due primarily to (i) higher programming costs ($261,000) and (ii) higher labor costs ($85,000). The increase during the year ended December 31, 1995 is due primarily to (i) higher labor costs ($303,000) and (ii) higher programming costs ($240,000).

(3) See the 1996 10-Q and Item 7 of the 1995 10-K for explanations of certain fluctuations in the Lower Delaware System's subscribers.

  St. Mary's System Summary Historical Financial Data

     The following table sets forth summary financial and statistical data relating to the St. Mary's System's financial condition as of September 30, 1996 and December 31, 1995 and 1994 and the St. Mary's System's results of operations for the nine months ended September 30, 1996 and 1995 and the years ended December 31, 1995 and 1994. Such summary financial and statistical data is qualified in its entirety by, and should be read in conjunction with, the "PRO FORMA FINANCIAL INFORMATION" included elsewhere herein, and the detailed information and financial statements included in the 1996 10-Q and the 1995 10-K. The statement of operations and balance sheet data include those assets, liabilities, revenue and expenses directly related to the St. Mary's System. Amounts are in thousands, except for percentages.

                                                          NINE MONTHS ENDED       YEARS ENDED
                                                            SEPTEMBER 30,         DECEMBER 31,
                                                          -----------------    ------------------
                                                           1996       1995      1995       1994
                                                          -------    ------    -------    -------
STATEMENT OF OPERATIONS DATA(1)
----------------------------------------------
Revenue.................................................  $ 5,075    $4,552    $ 6,161    $ 5,771
Operating costs and expenses:
  Programming, operating, selling, general and
     administrative(2)..................................    3,267     2,604      3,655      3,442
  Depreciation and amortization.........................    2,826     2,855      3,835      3,709
                                                          -------    ------    -------    -------
     Operating loss.....................................  $(1,018)   $ (907)   $(1,329)   $(1,380)
                                                          =======    ======    =======    =======

                                                                                    DECEMBER 31,
                                                                 SEPTEMBER 30,    ----------------
                                                                     1996          1995      1994
                                                                 -------------    ------    ------
BALANCE SHEET DATA
------------------------------
Property and equipment, net....................................      11,612       11,031    10,019
Franchise costs and other intangibles, net.....................       9,744       11,469    13,769
Total assets...................................................      25,062       23,390    23,836
Partnership's equity...........................................      24,426       22,763    23,291
STATISTICAL DATA
-------------------------
Homes passed...................................................        26.7         23.5      24.0
Basic subscribers..............................................        18.5         17.3      17.1
Basic Penetration..............................................          69%          74%       71%
Premium subscriptions..........................................        22.8         18.3      13.6
Premium Penetration............................................         123%         106%       80%

---------------
(1) See the 1996 10-Q and Item 7 of the 1995 10-K for explanations of certain revenue and expense variances.
(2) As compared to the corresponding prior year periods, programming, operating, selling, general and administrative expenses increased 25% and 6% during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. The increase during the nine months ended September 30, 1996 is due primarily to (i) higher labor costs ($212,000) and (ii) higher programming costs ($173,000). The increase during the year ended December 31, 1995 is primarily due to higher programming costs ($187,000).

  Southern Tennessee System Summary Historical Financial Data

     The following table sets forth summary financial and statistical data relating to the Southern Tennessee System's financial condition as of September 30, 1996 and December 31, 1995 and 1994 and the Southern Tennessee System's results of operations for the nine months ended September 30, 1996 and 1995 and the years ended December 31, 1995 and 1994. Such summary financial and statistical data is qualified in its entirety by, and should be read in conjunction with, the "PRO FORMA FINANCIAL INFORMATION" included elsewhere herein, and the detailed information and financial statements included in the 1996 10-Q and the 1995 10-K. The statement of operations and balance sheet data include those assets, liabilities, revenue and expenses directly related to the Southern Tennessee System. Amounts are in thousands, except for percentages.

                                                          NINE MONTHS ENDED        YEARS ENDED
                                                            SEPTEMBER 30,         DECEMBER 31,
                                                          -----------------     -----------------
                                                           1996       1995       1995       1994
                                                          ------     ------     ------     ------
STATEMENT OF OPERATIONS DATA(1)
----------------------------------------------
Revenue.................................................  $2,881     $2,778     $3,759     $3,451
Operating costs and expenses:
  Programming, operating, selling, general and
     administrative(2)..................................   1,574      1,573      2,126      1,965
  Depreciation and amortization(3)......................   1,090      1,168      1,560      1,588
                                                          ------      -----      -----      -----
     Operating income (loss)............................  $  217     $   37     $   73     $ (102)
                                                          ======      =====      =====      =====

                                                              SEPTEMBER 30,        DECEMBER 31,
                                                              -------------     -------------------
                                                                  1996           1995        1994
                                                              -------------     -------     -------
BALANCE SHEET DATA
-----------------------------
Property and equipment, net.................................      5,252           5,707       5,940
Franchise costs and other intangibles, net..................        505             939       1,612
Total assets................................................      6,424           6,690       7,607
Partnership's equity........................................      6,149           6,412       7,358

STATISTICAL DATA
------------------------
Homes passed................................................       14.5            14.1        14.2
Basic subscribers...........................................       11.4            10.9        10.8
Basic Penetration...........................................         79%             77%         76%
Premium subscriptions.......................................        8.4             7.9         7.5
Premium Penetration.........................................         74%             72%         69%

---------------

(1) See the 1996 10-Q and Item 7 of the 1995 10-K for explanations of certain revenue and expense variances.

(2) As compared to the corresponding prior year period, programming, operating, selling, general and administrative expenses remained relatively constant during the nine months ended September 30, 1996 and increased 8% during the year ended December 31, 1995. The increase during the year ended December 31, 1995 is due primarily to increased programming costs ($62,000).

(3) As compared to the corresponding prior year periods, depreciation and amortization decreased 7% during the nine months ended September 30, 1996 and remained relatively constant during the year ended December 31, 1995. Such decrease during the nine months ended September 30, 1996 is due to certain intangible assets becoming fully amortized.

REASONS FOR THE SALES TRANSACTIONS

     The General Partner's decision to proceed with the Sales Transactions was based upon its belief that consummation of the Sales Transactions was in the best interest of the Limited Partners. In making this decision, the General Partner considered the amount likely to be distributed to the Limited Partners if the Sales Transactions were to occur, the business risks to which the Partnership would be exposed if the Sales Transactions were not to occur and the General Partner's belief as to the expectations of the Limited Partners regarding the timing of the liquidation of their investment in the Partnership.

     The General Partner believes that the non-discretionary capital expenditures and the maintenance costs of the Lower Delaware and St. Mary's Systems, and to a lesser extent, the Southern Tennessee System, will increase and that the Sales Systems will be faced with increased competition. The General Partner also believes that the most effective method to maintain the Partnership's competitive position, and to seek to increase the value of the Sales Systems in the future, would be to implement various technological advancements and improvements to each Sales System. However, the General Partner believes that uncertainty exists as to whether a reasonable return could be earned on the capital invested in any such technological advancements and improvements during the remaining term of the Partnership. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Reasons for the Sales Transactions."

     In light of the uncertainties associated with the continued ownership of the Sales Systems, the General Partner believes that now is the time to convert to cash the Limited Partners' interests in the Sales Systems. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Reasons for the Sales Transactions."

FAIRNESS OF THE SALES TRANSACTIONS

     The General Partner believes that the Sales Transactions are fair to the Limited Partners based on, among other things, (i) the Competitive Auction utilized in soliciting bids for the Sales Systems, (ii) the opinions received from Lehman Brothers Inc. ("Lehman Brothers"), which concluded that the consideration to be received by the Partnership in connection with each of the Sales Transactions is fair, from a financial point of view, to the Partnership (the "Fairness Opinions"), (iii) the cash flow multiples and per subscriber values represented by the Sales Transactions, as compared to the General Partner's knowledge of the corresponding multiples and values represented by recent prices paid for comparable cable television systems and (iv) the price protections afforded to the Partnership by the provisions in the applicable Asset Purchase Agreements, which generally permit the Partnership to terminate such agreements for a specified dollar amount if a higher offer is received for the Sales Systems. See "BACKGROUND AND REASONS FOR THE SALES
TRANSACTIONS -- Fairness of the Sales Transactions," "DESCRIPTION OF THE SALES TRANSACTIONS -- Lower Delaware Sale -- Principal Provisions of the Lower Delaware Asset Purchase Agreement", "-- St. Mary's Sale -- Principal Provisions of the St. Mary's Asset Purchase Agreement" and "-- Southern Tennessee
Sale -- Principal Provisions of the Southern Tennessee Asset Purchase Agreement" and "FAIRNESS OPINIONS." The General Partner also believes that a Substitute Sales Transaction will be fair to the Limited Partners, based on, among other things, (i) the conditions that must be satisfied in connection with a Substitute Sales Transaction and (ii) the General Partner's belief that a vote at this time would expedite the sale of any Substitute Sale System in the event that any of the Sales Transactions fail to close. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Recommendation for a Substitute Sales Transaction." THEREFORE, THE GENERAL PARTNER RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF EACH OF THE RESOLUTIONS.

INTERESTS OF TCIC AND RELATED PARTIES

  Interests of TCIC and Its Affiliates

     The recommendation of the General Partner that the Limited Partners vote for approval of each of the resolutions relating to the approval of the Sales Transactions and the Substitute Sales Transaction(s) (the

"Resolutions") could be considered subject to certain conflicts of interest. Because TCIC is the indirect parent of the General Partner and will therefore receive distributions upon the consummation of any sale of the Partnership's Sales Systems attributable to its interest in the General Partner, and because TCIC and its affiliates will receive certain disposition fees upon the consummation of any sale of the Partnership's Sales Systems, TCIC has an economic interest in the Sales Transactions and any Substitute Sales Transaction(s). However, the amount of distributions and the disposition fees is related directly to the amount received by the Partnership upon the sale of any Sales System, and the General Partner therefore believes that its interest is consistent, and not in conflict, with the economic interest of the Limited Partners. In any event, the General Partner believes that the Sales Transactions are in the best interest of the Limited Partners, and that the Competitive Auction utilized to solicit bids for the Sales Systems provided the Partnership with a purchase price equal to the fair market value for each Sales System. In addition, no member of TVI's Board of Directors owns any Units or more than one percent of the outstanding shares of TCI, the ultimate parent and owner, directly or indirectly, of all of the voting stock of TVI. Except for the employment relationships of certain members of the Board of Directors of TVI described in "MANAGEMENT," and the ownership by any member of not more than one percent of the shares of TCI, no member of TVI's Board of Directors has any economic interest in the General Partner, TVI, TCA, TCIC or TCI. Three of the four members of TVI's Board of Directors were present at the meeting pursuant to which the Sales Transactions were approved and voted in favor of the Sales Transactions. Stephen M. Brett was not present, and did not vote, at such meeting. See "MANAGEMENT" for a description of the relationships between the members of the Board of Directors of TVI and TCIC or any of its affiliates.

     The following table sets forth the estimated amounts that would have been received by TCIC and its affiliates from the Partnership if the Sales Transactions had been consummated on September 30, 1996 (amounts in thousands):

        Disposition Fee(1)..................................................    $1,987
        Share of Partnership distributions(2)...............................       593
                                                                                ------
                  Total.....................................................    $2,580
                                                                                ======

---------------
(1) The amount shown ($916,000 attributable to the Lower Delaware Sale, $651,000 attributable to the St. Mary's Sale and $420,000 attributable to the Southern Tennessee Sale) has been reduced by the amounts payable by TCA to the Broker in connection with the Lower Delaware Sale ($377,000), St. Mary's Sale ($268,000) and Southern Tennessee Sale ($173,000).

(2) This payment is attributable to TVI's 46.4% interest in the General Partner and has been reduced by the amount payable by the General Partner to Cable Corp. See "MANAGEMENT."

     In addition, TCIC performs cash management services for the Partnership. Accordingly, TCIC makes disbursements on behalf of the Partnership for all of the Partnership's expenses, including expenses for day-to-day operations and for capital expenditures, and the Partnership reimburses TCIC from time to time for such disbursements from the Partnership's cash flow from operations and borrowings under its revolving line of credit. In addition, the Partnership reimburses TCIC and its affiliates for certain expenses incurred by TCIC and its affiliates on behalf of the Partnership. See Note (7) and Note (5) to the Partnership's financial statements included in the 1996 10-Q and the 1995 10-K, respectively. The amount owed to TCIC and its affiliates as a result of these cash management services and reimbursable expenses fluctuates from period-to-period based upon the timing of expenditures, cash flow from operations and bank borrowings. At September 30, 1996, the Partnership owed TCIC and its affiliates $9,937,000. TCIC does not charge interest to the Partnership on this outstanding balance. Such amounts were assumed to be repaid with cash proceeds from the Sales Transactions in determining the Pro Forma Distribution Per Unit, although the repayment of such amounts is not contingent upon consummation of the Sales Transactions. To the extent not otherwise paid in the normal course of business, the full amount owed for such services and expenses is expected to be paid to TCIC and its affiliates upon the first of the Sales Transactions to close.

     See "PRO FORMA FINANCIAL INFORMATION," and "INTERESTS OF TCIC AND RELATED PARTIES -- Interests of TCIC and Its Affiliates" and "-- Interests of the General Partner."

  Conflicts of the Broker

     The Broker was retained by the Partnership to conduct the Competitive Auction. Certain of the shareholders of a general partner of the Broker are also limited partners of Cablevision Equities VI ("Cablevision"), the limited partner of the General Partner. As a limited partner, Cablevision is allocated 33.6% of the General Partner's profits, losses and distributions. However, this ownership interest did not entitle Cablevision to participate in the selection of the Broker to conduct the Competitive Auction, and the General Partner believes that these common ownership interests did not preclude the Broker from maintaining its independence with respect to the manner in which the Competitive Auction was conducted. See "INTERESTS OF TCIC AND RELATED PARTIES -- Conflicts of the Broker."

LACK OF APPRAISAL RIGHTS

     The Partnership Agreement and the Colorado Uniform Limited Partnership Act, under which the Partnership is governed, do not give rights of appraisal or similar rights to Limited Partners who dissent from the vote of the majority in approving or disapproving any of the Resolutions.

CERTAIN DEFINITIONS

     Capitalized terms used in this Proxy Statement shall have the meanings set forth in the Glossary, which appears herein as Appendix A.

               BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS

     This section describes the background and reasons for the Sales Transactions. The decision to offer the Sales Systems for sale was made during the first quarter of 1996.

REASONS FOR THE SALES TRANSACTIONS

  General

     The General Partner's decision to proceed with the Sales Transactions was based upon its belief that consummation of the Sales Transactions was in the best interest of the Limited Partners. In making this decision, the General Partner considered (i) the fact that the Pro Forma Distribution Per Unit together with the distribution previously made to the Limited Partners in connection with the sale of the Newport News System was expected to exceed the Limited Partners' original investment of $500 per Unit, (ii) the fact that a longer holding period would likely subject Limited Partners to certain business risks associated with increased capital investment requirements and certain competitive and regulatory developments in the cable television industry, as discussed in more detail below and (iii) the General Partner's belief that the Limited Partners expected that their investments in the Partnership would be liquidated after a reasonable holding period.

     Although the terms of the Partnership Agreement do not provide for the termination of the Partnership until December 31, 2005, it was not the General Partner's intention that the Partnership would hold its cable television properties for the entire term of the Partnership. By virtue of the provisions of the Partnership Agreement, the General Partner has the right and responsibility to determine when cable television properties should be sold and when the Partnership should be liquidated. As discussed in the Partnership's offering prospectus, the decision to sell the Partnership's cable television properties would depend on a variety of factors; accordingly, it was not possible at the outset of the Partnership to determine precisely when the Partnership's cable television properties would be sold.

     After careful consideration, the General Partner believes that the herein-described factors support its belief that now is an appropriate time to sell the Sales Systems.

  Prospects for Future Capital Appreciation of the Sales Systems

     The General Partner's decision to sell the Sales Systems took into account the General Partner's opinions concerning the prospects for capital appreciation of the Sales Systems beyond current market prices.

     In general, the General Partner believes that the traditional methods used to increase the values of cable television systems cannot necessarily be relied upon to produce additional increases in values in future periods. Historically, the values of cable television systems have been increased by (i) expanding the number of homes passed by such cable television systems by either acquiring adjacent service areas or constructing line extensions, (ii) increasing the percentage of homes passed by cable that subscribe to basic cable services,
(iii) increasing revenue by offering additional services to subscribers, (iv) implementing increases to prices charged for services and (v) reducing certain cash operating costs. The General Partner believes that the historical means by which the Partnership has achieved capital appreciation of the Sales Systems may be limited in the future by increased competition, the effects of the regulation of certain cable rates, limitations of the Sales Systems' existing cable distribution systems and the general maturity of subscriber growth within the cable television industry. The General Partner also believes that the non-discretionary capital expenditures and the maintenance costs of the Sales Systems will increase and that the Sales Systems will be faced with increased competition. In this regard, the General Partner believes that the Partnership could be placed at a competitive disadvantage if it were not to invest significant capital in certain technological advancements or improvements to the Sales Systems. As noted under "-- Alternatives Considered to the Sales Transactions," the Sales Systems, particularly the Lower Delaware and St. Mary's Systems, offer significantly fewer channels and provide a lower quality picture than state-of-the-art cable television and direct broadcast satellite ("DBS") systems. See "Competition" and "Regulation."

     In light of the factors described in the preceding paragraph, in March 1996 the General Partner determined that the most effective method to maintain its competitive position and to seek to increase the value of the Sales Systems in the future would be to implement certain technological advancements and improvements which could in time (i) increase revenue by enabling the distribution of a broad array of new and enhanced services and (ii) reduce certain components of cash operating expenses. These technological advancements and improvements would involve the replacement of the Sales Systems' coaxial trunk cable with optical fiber, the installation of a two-way broad-band communications network, and the development and deployment of digital compression technology. The General Partner anticipated that this plan, which was at the time being deployed in many of TCIC's cable television systems,
(i) would increase channel capacity and improve picture quality and (ii) would create an information network with the capability of eventually expanding beyond television programming to deliver an array of high speed two-way communication services. Such technological advancements and improvements would require significant capital expenditures and there can be no assurance that such advancements and improvements would have increased revenue and/or lowered cash operating expenses of the Sales Systems. In addition, certain franchise agreements relating to the Sales Systems expire and must therefore be renewed over the next several years, and franchising authorities may require certain technological advancements and improvements as a condition to renewal.

     Although the General Partner continues to believe that under certain circumstances it would replace the Sales Systems' coaxial trunk cable with optical fiber and install a two-way broad-band communications network, it now believes that, in the near term, the most effective method to maintain the competitive position of the Sales Systems, and to increase the value of the Sales Systems in the future, would be to deploy digital compression technology for the Sales Systems' pay services, while retaining traditional analog service for the basic services. This could be done in a cable television system which has available channel bandwidth or which could be achieved if the existing programming were digitized. Compression technology would increase channel capacity and improve picture quality. The cost of digital compression technology is limited to the installation and equipment costs of a digital box; implementation time is short, and the equipment can be redeployed to another household if the service is canceled. A second approach to maintaining a Sales System's competitive position and increasing its value in the future would be to add enhanced programming to existing service by means of DBS. See "Competition" below for a description of the advantages and disadvantages of DBS. Such an approach would probably be considered in Sales Systems which do not have channel bandwidth available but do suffer from competitive threats in the area. The replacement of coaxial trunk cable and installation of a two-way broad-band communications network would only be considered if compression technology and DBS were not viable alternatives for a Sales System.

     Currently, the Partnership has no specific plans with respect to the foregoing advancements or improvements for any individual Sales System. The General Partner would not proceed with the implementation of any technological advancements or improvements to the Sales Systems without first conducting additional analyses of the economic feasibility of such advancements and improvements on a system-by-system basis. Although the General Partner has not yet performed such additional analyses, the General Partner believes that such additional analyses would focus primarily on whether a reasonable return could be earned on the capital invested in any such improvements and the period of time required to achieve such a return. In this regard, the General Partner was, and continues to be, uncertain whether a reasonable return could be earned on any such invested capital during the remaining term of the Partnership.

     Based upon the General Partner's assessment of the factors set forth above, it was determined that (i) the Partnership's prospects for future capital appreciation of the Sales Systems were uncertain and (ii) the continued ownership of the Sales Systems would subject the Partnership to significant business risks during the remaining term of the Partnership. Accordingly, the General Partner concluded that it would be in the best interest of the Partnership to sell the Sales Systems in order to convert to cash the Partnership's interest in the Sales Systems.

  Perception of Cable Television Market

     The General Partner's perception of trends in the cable television marketplace was also a factor in arriving at the decision to sell the Sales Systems in the first quarter of 1996. In general, the General Partner believes that most of the recent activity in the cable marketplace had been driven by the efforts of multiple system operators ("MSOs") or small system operators to consolidate (or cluster) cable television systems so that the operator could obtain the operational, financial and technological benefits associated with owning cable television systems that serve substantially all of the cable television subscribers in any given geographical area. One result of the clustering trend was that the number of buyers who may have been interested in acquiring a stand-alone cable television system would generally be a function of the number of operators that own one or more cable television systems in a particular geographical area. For example, Rifkin was the successful bidder for the Southern Tennessee System, which Sales System is capable of being clustered because of its proximity to the existing operations of Rifkin.

  Competition

     Another significant factor considered by the General Partner in making its decision to sell the Sales Systems was the General Partner's evaluation of the business risks associated with increasing levels of competition from alternative providers of video programming services. For a related discussion, see
"-- Prospects for Future Capital Appreciation of the Sales Systems."

     One source of competition is multichannel multipoint distribution systems ("MMDS"). MMDS delivers programming services over microwave channels received by subscribers with a special antenna. MMDS systems are less capital intensive, are not required to obtain local franchises or pay franchise fees, and are subject to fewer regulatory requirements than cable television systems. The Federal Communications Commission (the "FCC") has taken a series of actions intended to facilitate the development of wireless cable systems as an alternative means of distributing video programming, including reallocating the use of certain frequencies to these services and expanding the permissible use and eligibility requirements for the use of certain channels reserved for educational purposes. The FCC's actions would enable a single entity to develop an MMDS system with the potential for up to 35 channels, and thus compete more effectively with cable television. Digital compression technology, which is now being used by certain operators of satellite distribution systems, is expected soon to increase significantly the number of channels that will be available from over-the-air technologies such as MMDS in the future. Further, in 1995, several large telephone companies acquired significant ownership in numerous MMDS companies. This substantial infusion of money into the MMDS industry is expected to accelerate its competitive impact.

     Another source of competition is DBS. DBS has advantages and disadvantages as an alternative means of distributing video signals to the home. Among the advantages are (1) the initial capital investment for the satellite and uplinking segment of a DBS system (such as DirecTV) is fixed and does not increase with the number of subscribers receiving satellite transmissions; (2) DBS is not currently subject to local regulation of service and prices or required to pay franchise fees; (3) the capital costs for the ground segment of a DBS system (the reception equipment) are directly related to and limited by the number of service subscribers; and (4) digital compression technology enables the operator to offer a broad variety of programming choices and enables subscribers to receive laser disc-quality picture and compact disc-quality sound. DBS's disadvantages presently include the inability to tailor the programming package to the interests of different geographic markets, such as providing local news, other local origination services and local broadcast stations; signal reception being subject to line of sight angles; and intermittent interference from atmospheric conditions and terrestrially generated radio frequency noise. Disadvantages of DBS include certain regulatory restraints concerning the delivery of off-air signals, but there can be no assurance that these restraints will continue in the future. In this regard, the Partnership is aware that DBS service is now available within the service areas of all of the Sales Systems.

     The Partnership expects that it may face substantial competition from telephone companies for the provision of video services. The Partnership assumes that all major telephone companies have already entered or soon will enter the business of providing video services. The major telephone companies have greater financial resources than the Partnership, and the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act") ensures that telephone company providers of video services will have access to acquiring all of the significant cable television programming services. Additionally, the Telecommunications Act of 1996 (the "1996 Telecom Act") eliminates certain federal restrictions on utility holding companies and thus frees all utility companies to provide cable television services. The 1996 Telecom Act allows telephone companies to compete directly with cable operators by repealing the telephone company-cable cross-ownership ban and the FCC's video dialtone regulations. This will allow local exchange carriers ("LECs"), including the bell operating companies, to compete with cable operators both inside and outside their telephone service areas. The 1996 Telecom Act replaces the FCC's video dialtone rules with an "open video system" ("OVS") plan pursuant to which LECs can elect to provide cable service in their telephone service area. LECs complying with FCC OVS regulations will receive relaxed oversight, and only the program access, negative option billing prohibition, subscriber privacy, EEO, PEG and must-carry and retransmission consent provisions of the Communications Act of 1934 will apply to LEC-provided OVS, and cable copyright provisions will apply to programmers using OVS. Franchise requirements, rate regulation, consumer service provisions, leased access and equipment compatibility provisions will not apply, although local franchising authorities ("LFAs") may require OVS operators to pay "franchise fees" to the extent that the OVS provider or its affiliates provide cable services over the OVS. Such fees may not exceed the franchise fees charged to cable operators in the area, and the OVS provider may pass through the fees as a separate subscriber bill item.

     The Partnership expects that these new statutory provisions may result in another source of competition in the delivery of video services. The Partnership is aware that one regional bell operating company has completed installation of a fiber optic network within the Lower Delaware System's franchise areas. Based on the foregoing, the Partnership continues to believe that its cable systems will experience competition from alternative providers of video programming services in the future.

     Cable television system operators are presently operating in an industry that is characterized by rapidly changing competitive, regulatory, technological and economic factors. Although the General Partner generally is unable to predict the effect that such changing factors might have on the Partnership's financial condition and results of operations, the General Partner believes that the continued evolution of such factors could place the Partnership at a competitive disadvantage if it were not to implement certain technological advancements or improvements to the Sales Systems. See "Prospects for Future Capital Appreciation of the Sales Systems."

     The General Partner cannot predict the impact that these existing and future competitors will have on the operations of the Sales Systems. Even if the Sales Systems implement any technological advancements or improvements that would allow the Sales Systems to compete more effectively with alternative providers of video programming, the General Partner believes that the impact from these sources of competition could still be substantial.

     Accordingly, the General Partner believes that the consummation of the Sales Transactions represents a desirable course of action because Limited Partners would be relieved of the risks and uncertainties associated with the above-described competitive developments.

  Regulation

     In making its decision to sell the Sales Systems, the General Partner considered the regulatory environment facing the cable television industry in general and the Sales Systems in particular.

     On October 5, 1992, Congress enacted the 1992 Cable Act, which greatly expands federal and local regulation of the cable television industry. Among other matters, the 1992 Cable Act mandated regulation of certain cable television rates, provided for the choice by broadcast television stations of either "must carry" rights or "retransmission consent" rights, regulated the sale of cable programming, and implemented other operational restrictions.

     In 1993 and 1994, the FCC adopted certain rate regulations required by the 1992 Cable Act and imposed a moratorium on certain rate increases. As a result of such actions, the Partnership's basic and tier service rates and its equipment and installation charges (the "Regulated Services") are subject to the jurisdiction of LFAs and the FCC. The regulations established bench mark rates in 1993, which were further reduced in 1994, to which the rates charged by cable operators for Regulated Services were required to conform.

     The Partnership reduced its rates in 1993 and 1994 and limited its rate increases in 1995 and 1996 in response to FCC regulations. The Partnership believes that it has complied, in all material respects, with the provisions of the 1992 Cable Act, including its rate setting provisions. However, the Partnership's rates for Regulated Services are subject to review by the FCC, if a complaint has been filed, or by the appropriate franchise authority, if such authority has been certified. If, as a result of the review process, a system cannot substantiate its rates, it could be required to retroactively reduce its rates to the appropriate benchmark and refund the excess portion of rates received. Any refunds of the excess portion of tier service rates would be retroactive to the date of complaint. Any refunds of the excess portion of all other Regulated Services rates would be retroactive to one year prior to the implementation of the rate reductions.

     On February 8, 1996, the 1996 Telecom Act was signed into law. Because the 1996 Telecom Act does not deregulate cable programming services tier rates until 1999 (and basic service tier rates will remain regulated thereafter), the Partnership believes that the 1993 and 1994 rate regulations have had and will continue to have a material adverse effect on its results of operations.

     The General Partner currently believes that none of the Sales Systems is subject to "effective competition" as defined in the 1992 Cable Act. However, the 1996 Telecom Act expands the definition of effective competition to include any franchise area where an LEC (or affiliate) provides video programming services to subscribers by any means other than through direct broadcast satellite. The FCC is conducting a rulemaking to clarify the statutory language with respect to the expanded definition of "effective competition."

     In light of the uncertainties and adverse developments within the regulatory framework for the cable television industry, the General Partner believes that consummation of the Sales Transactions represents a desirable course of action because the Limited Partners would be relieved of the business risks associated with such uncertainties and adverse developments.

  Conclusion

     In the General Partner's opinion, the consummation of the Sales Transactions represents the most desirable course of action because the Partnership's interests in the Sales Systems would be converted to cash and the Limited Partners would be relieved of the risks and uncertainties associated with the continued ownership of the Sales Systems.

ALTERNATIVES CONSIDERED TO THE SALES TRANSACTIONS

  General

     In the summer of 1993, the General Partner considered the sale of the Southern Tennessee and Newport News Systems. At that time, (i) American Cable TV Investors 4, Ltd. ("ACT 4") was exploring the possible sale of all of its remaining assets, including the Newport News System (which was owned by ACT 4 and the Partnership) and (ii) American Cable TV Investors 3, Ltd. was in the process of selling a cable television system which was contiguous to the Southern Tennessee System. In June 1994, the General Partner determined to go forward with only the sale of the Newport News System.

     In March 1996, the General Partner again considered the advisability of a sale of some or all of the Partnership's cable television systems. The General Partner briefly discussed the sale of only the Lower Delaware and St. Mary's Systems. The General Partner believed that although the Partnership's properties were suitable and adequate by industry standards, the Partnership could be placed at a competitive disadvantage if it were not to implement certain technological advancements or improvements to the Sales Systems. The General Partner concluded that this was particularly true of the Lower Delaware and St. Mary's Systems, which offered significantly fewer channels, experienced higher maintenance costs and provided a lower quality picture than was available by state-of-the-art cable television systems and DBS. The General Partner ultimately determined that a sale of all of its cable television systems in one or more transactions would be the preferable way to convert to cash the value of such systems. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS."

  Continued Ownership of the Sales Systems

     In March 1996, the General Partner also considered, but rejected as not in the best interest of the Limited Partners, retaining any or all of its cable television systems for a longer period with the expectation of achieving greater capital appreciation. This alternative was rejected because, based on the General Partner's experience in the cable television industry and its specific knowledge of the competitive, regulatory, financial and other factors affecting the operations of its cable television systems, the General Partner believed that any significant future increase in the value of its cable television systems was not likely to be achieved without making substantial capital investments in such systems. Even if the Partnership were to make such capital investments, there is no assurance that a reasonable return on any such capital investments could be achieved during the remaining term of the Partnership. Moreover, the General Partner believed that any increase in the holding period of its cable television systems
(i) would subject the Limited Partners to business risks related to competitive, technological and regulatory developments in the cable television industry and
(ii) would not be consistent with the Limited Partners' expectations as to the length of such holding period. It should be noted that the General Partner did not perform any specific financial analysis in the context of evaluating the merits of this alternative. See "Reasons for the Sales Transactions."

BACKGROUND OF THE SALES TRANSACTIONS

  General

     Because the Partnership was expected to hold its cable television investments for a number of years after its formation, no efforts to dispose of its cable television systems were made by the General Partner in the early years of the Partnership's existence. Instead, the General Partner concentrated its initial effort in making suitable investments for the Partnership, consistent with the Partnership's investment policies and restrictions, and managing all of its cable television systems with a view to achieving capital appreciation.

     In the summer of 1994, the General Partner and the general partner of ACT 4 considered the sale of the Newport News Systems. The General Partner and the general partner of ACT 4 believed that a sale at that time was warranted because of recent improvements in the cable television marketplace, and they concluded that it was an appropriate time to sell the Newport News System. On January 1, 1996, Newport News sold the Newport News System to an unaffiliated third party for cash proceeds of $121,886,000. The Partnership has a 40% ownership interest in Newport News. Accordingly, the Partnership received $35,764,000 of the net cash proceeds (after satisfaction of Newport News' transaction costs and liabilities) from the sale of the Newport News System and release of the funds held in escrow. See "OTHER RELEVANT INFORMATION -- Dissolution of the Partnership; Distributions").

     Annually, generally during the spring, representatives of TVI and Cable Corp. (prior to its withdrawal in January 1996 as a general partner of the General Partner) met at TVI's offices in Denver, Colorado to review the Partnership's cable television systems' financial condition and recent operating results and to discuss the operational plans for the Partnership's cable television systems, including budgeted operating data and capital expenditures. At the annual meeting held in March 1996, representatives of TVI again considered the alternative of selling the Partnership's cable television systems, and considered various factors relevant to a decision to proceed with a sale of such systems. First, the General Partner had reached the conclusion that the traditional means used to increase the value of the Partnership's cable television systems were becoming less effective and could no longer be relied upon to produce significant increases in value in future periods and that any significant future increases in value were likely to result from the implementation of certain technological advancements or improvements to such systems. See "Reasons for the Sales Transactions -- Prospects for Future Capital Appreciation of the Sales Systems." Second, the 1996 Telecom Act does not deregulate cable television tier rates until 1999 (and basic service tier rates will remain regulated thereafter) and the General Partner believed that the 1993 and 1994 rate regulations would continue to have a material adverse effect on its results of operations. Third, because MSOs were pursuing clustering strategies, the General Partner thought that MSOs would again become active in the marketplace. Fourth, the General Partner was aware that all of its cable television systems are subject to competition from DBS operators. Finally, the General Partner was also aware that possible future competition from "video dial-tone" services could have an adverse impact on the revenue and cash flow of the Lower Delaware and St. Mary's Systems. For the foregoing reasons, the General Partner determined, in its business judgment, that it was an appropriate time to begin exploring a means through which Limited Partners could liquidate their investment in the Partnership's cable television systems. See "Reasons for the Sales Transactions."

     In March 1996, the General Partner was aware that TCIC did not wish to make an offer to purchase all of the Partnership's cable television systems pursuant to the formula set forth in the Partnership Agreement because TCIC did not want to purchase all of such systems.

     Because of the competitive, economic, regulatory and financial environment in which the Sales Systems operated at such time the General Partner decided, during the first quarter of 1996, to offer such Systems for sale in the Competitive Auction.

  Competitive Auction for the Sales Systems

     Following the General Partner's decision in March 1996 to offer the Sales Systems for sale, the General Partner determined to engage a broker to offer the Sales Systems for sale in a competitive auction. The Riverside System was offered for sale as part of the same competitive auction. After interviewing several potential brokers, the General Partner retained the Broker to conduct the Competitive Auction because (i) of the Broker's knowledge of the Sales Systems, (ii) of the General Partner's belief (based on its knowledge of the cable television industry) that the Broker is one of the leading cable television brokers in the United States and (iii) of the experience with the Broker of the other partnerships in which TCIC and Presidio Capital Corp. ("Presidio") indirectly own general and limited partnership interests (the "PR-TCI Partnerships") in connection with the sale of the cable television systems owned by such partnerships.

     The General Partner, with the assistance of the Broker, established procedures for the Competitive Auction that were designed to elicit the highest bids and to reduce any advantages which other bidders might have perceived TCIC to have had over such bidders. These procedures included instructions for the submission of bids and provided, in part, that (i) all bids were to be submitted in sealed envelopes; (ii) no bids were to be opened until after the deadline for submission of bids had passed; and (iii) separate bids were to be submitted on individual Sales Systems.

     The General Partner believes that the Competitive Auction was conducted in a manner that was designed to mitigate potential conflicts of interest. All potential bidders were advised that TCIC would also be a potential bidder, and procedures (as described in the preceding paragraph) were established to minimize any perceived competitive advantage to TCIC. In order to avoid this possible conflict, the General Partner could have prohibited TCIC and its affiliates from participating in the Competitive Auction. Instead, the General Partner determined that it would not have been in the best interest of the Limited Partners to prohibit TCIC and its affiliates from submitting bids for the Sales Systems because to do so would have eliminated a financially qualified bidder who was capable of submitting bids which would be competitive with those received from non-affiliates. In addition, the General Partner believed that if TCIC and its affiliates were prohibited from participating in the Competitive Auction, certain bidders might have attempted to take advantage of their absence by submitting bids for the Sales Systems which would be lower than the bids which otherwise would have been submitted had TCIC and its affiliates been a potential competitor for the Sales Systems.

     During the last two weeks of June 1996, the Broker contacted approximately 35 potential bidders by telephone about the cable television systems (including the Riverside System) that were offered for sale pursuant to the Competitive Auction. Of the potential bidders contacted, 15 expressed an interest in the Lower Delaware System, 7 expressed an interest in the Riverside System, 14 expressed an interest in the St. Mary's System and 9 expressed an interest in the Southern Tennessee System. After expressing an interest in a Sales System, potential bidders were asked to sign a confidentiality agreement, after which they were sent an informational memorandum which contained pertinent business and financial information regarding the Sales System in which such bidder expressed an interest. The informational memoranda were mailed beginning in June 1996.

     As part of the auction process, the Broker organized business, financial and legal information about the Sales Systems and the Partnership. Interested parties had the opportunity to receive copies of such information beginning in late June 1996. The Broker also arranged for bidders to visit with employees at the various cable systems. Between July 10, 1996 and September 20, 1996, potential bidders visited the local operations for the Sales Systems.

     On September 13, 1996, the Broker sent all prospective bidders who received the informational memorandum an auction procedures letter (the "Procedures Letter") which set forth specific terms governing the manner in which bids for the Sales Systems should be submitted. Each bidder was also provided with a form asset purchase agreement. The Procedures Letter required that all bids be submitted to the Broker by 3:00 p.m. Denver time on September 30, 1996. In addition, the Procedures Letter provided, among other things, that bids remain open for 15 business days from the date the bids were due and that separate bids be submitted with respect to each Sales System. On September 25, 1996, the General Partner decided to extend the original preliminary bid deadline from September 30, 1996 to October 7, 1996 because of a concern that prospective bidders needed more time to conduct due diligence and prepare their bids, and the General Partner's conclusion that additional time would increase participation in the Competitive Auction.

     Bidders were also advised that the Partnership had no obligation to accept any bid even if it represented the highest and best proposed sales price. In addition, bidders were told that in connection with the evaluation of bids, the Partnership would consider such matters as it deemed appropriate, including (a) the amount of consideration, (b) the timing of the consummation of the transaction, (c) the risk of non-consummation of the transaction, (d) the structure of the transaction, (e) the contingencies associated with the bid proposal and in particular any proposed financing arrangements and (f) the nature and extent of any proposed changes to the form asset purchase agreement.

     Shortly after 3:00 p.m. Denver time on October 7, 1996, representatives of the Broker and the Partnership's legal counsel opened the 13 bids submitted (five relating to the Lower Delaware System, four relating to the St. Mary's System and four relating to the Southern Tennessee System) by seven bidders. On October 9, 1996, representatives of TVI, representatives of the Broker and the Partnership's legal advisors met to discuss and analyze the terms (including the sales price and certain conditions) of the bids submitted. At this meeting, representatives of the Broker and the Partnership's legal advisors contacted certain bidders by telephone and discussed specific questions that such persons had about the bids submitted. Also at the meeting, representatives of the Broker analyzed the bids and advised those present as to the financial terms of the bids received in terms of the multiples of the bid prices to the Sales Systems' annualized cash flow and the implied value per subscriber of the bids received.

     From October 9 through October 16, 1996, (i) representatives of the Broker contacted certain bidders by telephone to discuss the terms of such bidders' financing arrangements and certain bidders' proposed revisions to the terms of a sale transaction, and asked bidders to propose a higher bid price not later than 12:00 noon Denver time on October 17, 1996 and (ii) the Partnership's legal advisors contacted certain bidders and their legal representatives by telephone to discuss the bidders' proposed revisions to the form asset purchase agreement and to request that bidders reconsider certain requested revisions. Following receipt of these subsequent bids, the Partnership's legal advisors analyzed any new terms of the bids submitted and provided them to representatives of TVI.

     On October 17, 1996, the Board of Directors of TVI, at a meeting held at its office in Denver, Colorado and via telephone, reviewed the results of discussions among representatives of the Broker, the bidders and the Partnership's legal advisors. At such meeting, TVI authorized the Partnership's legal advisors to commence negotiations for a sale of the Lower Delaware System to Mediacom, a sale of the St. Mary's System to Gans, a sale of the Riverside System to Mediacom and a sale of the Southern Tennessee System to Rifkin. At such meeting the Board of Directors of TVI also authorized Marvin Jones, the President of TVI, to execute definitive asset purchase agreements for the sale of each of the cable television systems, substantially on the terms discussed at such meeting, with such changes as Mr. Jones deemed appropriate. From October 17, 1996 to October 23, 1996, the Partnership's legal advisors continued negotiations with such bidders regarding specific provisions to the form asset purchase agreement. Each of such bidders then entered into a letter of intent with the Partnership which provided for an exclusivity period that expired on November 7, 1996, November 21, 1996 and November 22, 1996 for Gans, Mediacom and Rifkin, respectively. The letters of intent with Gans and Rifkin were subsequently extended to November 26, 1996. On November 22, 1996, the Partnership informed Mediacom that it was not extending the letter of intent relating to the sale of the Lower Delaware or Riverside Systems, although the Partnership continued discussions with Mediacom relating to the sale of the Lower Delaware System.

     On November 27, 1996, the Partnership entered into a definitive agreement to sell the St. Mary's System to Gans for $30,636,900 in cash. On November 29, 1996, the Partnership entered into a definitive agreement to sell the Southern Tennessee System to Rifkin for $19,750,000 in cash. On December 24, 1996, the Partnership entered into a definitive agreement to sell the Lower Delaware System to Mediacom for $43,100,000 in cash. The General Partner continues to market for sale the Riverside System.

     In November 1996, representatives of TVI contacted representatives of Lehman Brothers to discuss the possible engagement of Lehman Brothers as an advisor to the General Partner for the purpose of evaluating the fairness of the terms of the proposed Sales Transactions to the Limited Partners. At that same time, the representatives of the General Partner provided Lehman Brothers with details regarding the proposed transactions entered into or expected to be entered into as a result of the Competitive Auction. The General Partner believed that obtaining fairness opinions would provide an independent basis upon which the General Partner could support its recommendation regarding the proposed Sales Transactions. Discussions between representatives of the General Partner and Lehman Brothers followed over the course of the next few days until November 24, 1996, when Lehman Brothers orally agreed to advise the General Partner with respect to the fairness to the Limited Partners from a financial point of view of the consideration to be received for the Sales Transactions. In early December 1996, representatives of Lehman Brothers advised representatives of TVI that, subject to further due diligence, it believed that it could render individual fairness opinions with respect to the Sales Transactions. On January 15, 1997, the General Partner received a written opinion from Lehman Brothers with respect to each of the Sales Transactions stating that the consideration to be received by the Partnership for each of the applicable Sales Transactions is fair, from a financial point of view, to the Partnership.

FAIRNESS OF THE SALES TRANSACTIONS

     The General Partner believes that the consideration to be received by the Partnership in connection with the Sales Transactions is fair to the Limited Partners, and it recommends that the Limited Partners approve the Sales Transactions. The General Partner, because of its contractual and fiduciary duty to the Limited Partners, has an obligation to ensure that the Sales Systems are sold for a fair price.

     The following is a brief description of the reasons why the General Partner believes the Sales Transactions are fair to the Limited Partners:

  Competitive Auction

     The sales price for each of the Sales Systems was determined in the Competitive Auction. The General Partner believes that a widely publicized and fairly conducted auction is one of the best means of maximizing the price that a buyer would be willing to pay for an asset. The General Partner believes that the Competitive Auction was widely publicized and was conducted by the Broker in a manner that (a) allowed for a due diligence period of approximately three months (from the date informational memoranda were first sent to bidders to the date bids were due to be submitted) and (b) resulted in the Partnership accepting bids representing the fair market value of the Sales Systems from buyers who have the financial ability to consummate acquisitions of this size.

  Cash Flow and Subscriber Multiples

     In assessing the fairness of the consideration to be received in the Sales Transactions, the General Partner considered the annualized cash flow multiples and the per subscriber values represented by the sales prices for the Sales Systems. The General Partner believes, based on its knowledge of the cable television marketplace, that such annualized cash flow multiples and per subscriber values are indicators commonly used to compare and estimate the value of cable television assets.

     The following table sets forth these ratios and values as of and for the six months ended June 30, 1996, the period immediately preceding the Competitive Auction date:

                                                             RATIO OF PURCHASE
                                                                  PRICE TO
                                                              ANNUALIZED CASH       PER SUBSCRIBER
                                                                  FLOW(1)              VALUE(2)
                                                             ------------------     --------------
    Lower Delaware System..................................         10.4                $1,507
    St. Mary's System......................................         10.3                $1,621
    Southern Tennessee System..............................          9.7                $1,717

---------------
(1) Calculated by dividing the cash sales price by annualized cash flow for the six months ended June 30, 1996. Annualized cash flow represents the six month operating income before depreciation, amortization, management fees and certain administrative allocations from TCA multiplied by 2.

(2) Calculated by dividing the sales price by the minimum number of basic subscribers needed at the time of the closing of the sale of the applicable Sales System, so that there is no purchase price adjustment.

     The General Partner believes that the above annualized cash flow and per subscriber values for the Sales Transactions are comparable to the corresponding multiples and values represented by recent prices paid for comparable cable television assets. The General Partner based this belief on its knowledge of the cable television marketplace and the specific quantitative and qualitative characteristics of the Sales Systems.

  Independent Fairness Opinions

     The opinions from Lehman Brothers stating that the consideration to be received by the Partnership for each of the Sales Transactions is fair, from a financial point of view, to the Partnership confirmed the General Partner's belief and provided an independent basis upon which the General Partner could support its recommendation regarding the proposed Sales Transactions. See "FAIRNESS OPINIONS" and Appendices B-1, B-2 and B-3.

  Alternative Transaction Provisions

     The General Partner, in determining the fairness of the consideration to be received in connection with the Sales Transactions, considered the terms and conditions of the Asset Purchase Agreements, including the Alternative Transaction provision which generally provides that the Asset Purchase Agreements can be terminated for a specified dollar amount if the Partnership receives an unsolicited better offer for the applicable Sales System. The General Partner believes that such a provision affords the Partnership protection regarding the adequacy of the price received for each of the Sales Systems. The Partnership does not have the right to terminate the Asset Purchase Agreement relating to the Southern Tennessee System if an unsolicited better offer is received from a person for a purchase price of less than $21,725,000 or from a person who submitted a written bid pursuant to the Competitive Auction.

PLANS IF ANY TRANSACTION IS NOT CONSUMMATED

     The General Partner believes that consummation of the Sales Transactions is the preferable course of action. In the event that any Sales Transaction approved by the Limited Partners does not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) for the Substitute Sale System(s) at an appropriate price or on terms acceptable to the Partnership. Accordingly, there is no assurance that the sales price for any Substitute Sales Transaction would be equivalent to the sales price contained in the applicable Asset Purchase Agreement. Any change to the amount of net sales proceeds to be received would cause a corresponding change to the Pro Forma Distribution Per Unit. See "PRO FORMA FINANCIAL INFORMATION."

     In the event any Sales Transaction is not consummated, the Partnership would continue to operate the Substitute Sale System(s). As described below, the amount by which the Pro Forma Distribution Per Unit would be reduced if one or more of the Sales Transactions does not close is dependent upon future events and circumstances. In the event that any of the Sales Transactions do not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) at an appropriate price or on terms acceptable to the Partnership. If the General Partner's efforts in arranging a Substitute Sales Transaction(s) prove to be unsuccessful, the General Partner would evaluate market, competitive, regulatory, financial and other conditions (relating to the cable television industry generally and to the Substitute Sale System(s) specifically) in order to determine whether it would be in the best interest of the Partnership to use all or a portion of the available net cash proceeds (after repaying debt as required by the terms of the Partnership's bank credit facility and repaying any amounts due to TCIC and its affiliates) from any of the consummated Sales Transactions to fund all or a portion of any remaining cable television system's(s') liquidity requirements, including non-discretionary capital expenditures and necessary maintenance costs as well as the cost of implementing technological advancements or improvements. Accordingly, the failure to consummate one or more of the Sales Transactions could delay and would reduce the Pro Forma Distribution Per Unit. The General Partner expects that any portion of the net cash proceeds not utilized to fund such non-discretionary capital expenditures, maintenance costs and the costs of technological advancements or improvements or other obligations of the Partnership would be available for distribution to the Limited Partners. The General Partner has not yet determined which course of action it would pursue and anticipates that it would pursue such a course of action only after making a careful evaluation of all relevant factors. The General Partner anticipates that such relevant factors would include, but would not necessarily be limited to:
(i) the availability and terms of Substitute Sales Transactions with respect to the Substitute Sale System(s); (ii) the amount of the reduction to partner distributions that would be required to fund the remaining cable television system's(s') non-discretionary capital expenditures, necessary maintenance costs and the costs of technological advancements or improvements; (iii) the prospects for a reasonable return on the capital invested in the remaining cable television system's(s') non-discretionary capital expenditures, necessary maintenance costs and the costs of technological advancements or improvements;
(iv) the prospects for capital appreciation of the remaining cable television systems(s) if such non-discretionary capital expenditures, maintenance costs or technological advancements or improvements were not implemented; (v) the anticipated competitive and regulatory environment in which the Substitute Sale System(s) would be operating; and (vi) the risks and uncertainties associated with the continued ownership of the Substitute Sale System(s). Limited Partners will not have an opportunity to vote on such course of action.

     The General Partner is in the process of marketing for sale its remaining cable television system, the Riverside System. There is no assurance that the General Partner can arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership. If the General Partner is unable to arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership, the Partnership will continue to operate the Riverside System. Although no assurance can be given, the General Partner currently anticipates that any cash proceeds from the Sales Transactions will not be used to fund the Riverside System's capital expenditures or liquidity requirements. Limited Partners owning in the aggregate more than 50% of the Units will have to approve a sale of the Riverside System, including a sale to an affiliate of the Partnership.

RECOMMENDATION FOR A SUBSTITUTE SALES TRANSACTION

     The General Partner believes that the consideration to be received by the Partnership in connection with a Substitute Sales Transaction will be fair to the Limited Partners, and it recommends that the Limited Partners approve such a transaction. The General Partner, because of its contractual fiduciary duty to the Limited Partners, has an obligation to ensure that the Sales Systems are sold for a fair price. The General Partner believes that the conditions that must be satisfied in connection with a Substitute Sales Transaction ensure that such a transaction will be fair to the Limited Partners. First, the General Partner must receive a written opinion from an independent investment banking firm of national repute that the consideration to be received pursuant to any such transaction is fair to the Partnership from a financial point of view. Second, any such transaction must be consummated within two years from the date of this Proxy Statement for cash consideration. Third, the purchaser in any such transaction must be a person who is not an affiliate of the Partnership. In addition, the General Partner believes that (i) in approving the Sales Systems sales

(referenced under Resolutions 1, 2 and 3) the Limited Partners will have expressed their desire to sell a significant portion of the Partnership's assets and (ii) it is in the best interest of the Limited Partners to approve a Substitute Sales Transaction at this time due to the time and expense associated with another solicitation of proxies.

                     DESCRIPTION OF THE SALES TRANSACTIONS

     If all of the Sales Transactions are approved by the requisite vote of Limited Partners and the other conditions of the Asset Purchase Agreements are satisfied or waived, the Partnership will sell a significant portion of its assets (other than cash), as more fully described below, and the Partnership will thereafter distribute to its partners the net proceeds from the Sales Transactions, after making provision for all of its liabilities. If the General Partner is able to arrange for a sale of the Riverside System at an appropriate price and on terms acceptable to the Partnership and the Limited Partners, the Partnership will take action to dissolve, wind-up and terminate its existence.

     At the Special Meeting, Limited Partners will be asked to consider and vote upon the following resolutions:

     Resolution 1:  Sale of the Lower Delaware System

     1. Consent to the sale of the Lower Delaware System to Mediacom or one of Mediacom's affiliates pursuant to an Asset Purchase Agreement dated as of December 24, 1996 between the Partnership and Mediacom.

     2. Approve and adopt an amendment to the Partnership Agreement which would permit the sale of the Lower Delaware System to Mediacom or one of Mediacom's affiliates.

     The proposals included as part of Resolution 1 are related matters and shall be considered together at the Special Meeting.

     Resolution 2:  Sale of the St. Mary's System

     1. Consent to the sale of the St. Mary's System to Gans or one of Gans's affiliates pursuant to an Asset Purchase Agreement dated as of November 27, 1996 between the Partnership and Gans.

     2. Approve and adopt an amendment to the Partnership Agreement which would permit the sale of the St. Mary's System to Gans or one of Gans' affiliates.

     The proposals included as part of Resolution 2 are related matters and shall be considered together at the Special Meeting.

     Resolution 3:  Sale of the Southern Tennessee System

     1. Consent to the sale of the Southern Tennessee System to Rifkin or one of Rifkin's affiliates pursuant to an Asset Purchase Agreement dated as of November 29, 1996 between the Partnership and Rifkin.

     2. Approve and adopt an amendment to the Partnership Agreement which would permit the sale of the Southern Tennessee System to Rifkin or one of Rifkin's affiliates.

     The proposals included as part of Resolution 3 are related matters and shall be considered together at the Special Meeting.

     Resolution 4:  Substitute Sale of the Sales Systems

     Consent to any substitute sales transaction that the General Partner determines to be in the best interest of the Limited Partners in the event that any of the Sales System sales (as referenced under Resolutions 1, 2 and 3, above) is approved by the Limited Partners, but does not close for any reason; provided, however, that such substitute sales transaction will only be consummated if (i) the General Partner obtains an opinion from an investment banking firm of national repute that the consideration to be received pursuant to any such substitute sales transaction is fair to the Partnership from a financial point of view, (ii) such substitute sale is consummated within two years of the date of this Proxy Statement for cash consideration and (iii) the purchaser in such transaction is not an affiliate of the Partnership. Consent to any substitute sale transaction shall not be deemed a consent to the sale of the Riverside System.

     LIMITED PARTNERS MUST VOTE ON EACH OF THE RESOLUTIONS SEPARATELY AND APPROVAL OF ANY RESOLUTION IS NOT DEPENDENT ON APPROVAL OF ANY OTHER RESOLUTION. THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH OF THE RESOLUTIONS.

LOWER DELAWARE SALE

     The Partnership proposes to sell the Lower Delaware System to Mediacom or one of Mediacom's affiliates.

     Description of the Lower Delaware System

     The Lower Delaware System, which offers 35 channels, provides cable television service to the communities in and around Lower Delaware and Maryland. As of June 30, 1996, the Lower Delaware System served approximately 28,800 equivalent basic subscribers, passed approximately 34,700 homes and operated approximately 750 miles of cable plant. The Lower Delaware System is subject to competition from DBS operators and from TCIC, which also has a franchise agreement for a portion of the area encompassed by the Lower Delaware System. The franchise agreements that authorize the operation of the Lower Delaware System are scheduled to expire from October 1997 through June 2007. Although there is no assurance, the General Partner believes that if the closing of the Lower Delaware Sale has not occurred prior to October 1997, it will be successful in obtaining extensions of the agreements scheduled to expire in October 1997 until such time as the closing occurs. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Reasons for the Sales
Transactions -- Competition."

     Principal Provisions of the Lower Delaware Asset Purchase Agreement

     The summary of the Lower Delaware Asset Purchase Agreement (the "Lower Delaware Asset Purchase Agreement") that is set forth below is qualified in its entirety by reference to the complete Lower Delaware Asset Purchase Agreement, which has been filed with the Securities and Exchange Commission (the "Commission").

     Sales Price. The sales price for the Lower Delaware System is $43,100,000, payable in cash. The sales price is subject to the following prorations and adjustments as of the closing date:

          (i) revenues and expenses attributable to the operation of the Lower Delaware System shall be allocated such that the Partnership receives all revenues (other than accounts receivable being purchased by Mediacom) and shall be responsible for all expenses arising from operations up to the closing date and Mediacom shall receive all such revenues and shall be responsible for all such expenses arising from operations on and after such date;

          (ii) the sales price shall be increased by an amount equal to the sum of (a) the face amount of all accounts receivable which, as of the closing date, are outstanding for a period of not more than 30 days, 85% of the face amount of all accounts receivable which, as of the closing date, are outstanding for a period of more than 30 days but not more than 60 days and
     (c) all advance payments to, or deposits with, third parties relating to the operation of the Lower Delaware System; and

          (iii) the sales price shall be decreased by an amount equal to the sum of (a) all advance payments to, or monies of third parties deposited with, the Partnership relating to the operation of the Lower Delaware System and the dollar amount of accrued vacation pay of employees who are employed by Mediacom as of the closing date and (b) $1,507 per equivalent basic subscriber to the extent that the average of the aggregate number of equivalent basic subscribers served by the Lower Delaware System

     (other than with respect to the private community known as Sea Colony) as of the closing date and the first day of each of the eleven months prior to the closing of the Lower Delaware Sale is fewer than 27,582.

     Additional Adjustments to the Lower Delaware Sales Price. (i) The Partnership has received notice that the successor to Sea Colony Associates, Inc., a multi-unit dwelling, intends to terminate its agreement for cable services in May 1997. In the event that as of the closing date the Partnership does not have an agreement with an expiration date no earlier than the second of the anniversary of the closing date (a "New Sea Colony Agreement") to provide cable services to the units of the community known as Sea Colony and notice (the "Sea Colony Notice") has been provided to the Partnership that Mediacom will not be permitted to service such units, the purchase price will be decreased by approximately $1,534,000. In the event that as of the closing date the Partnership has not obtained consent to transfer a New Sea Colony Agreement to Mediacom and no Sea Colony Notice has been received, approximately $1,534,000 (the "Sea Colony Adjustment") of the purchase price will be placed into escrow. The funds held in escrow will be released to Mediacom if Mediacom does not service the units of Sea Colony for a continuous period of 180 days beginning prior to the first anniversary of the closing of the Lower Delaware Sale. The funds will be released from escrow to the Partnership if Mediacom enters into an agreement to provide cable services to the units of Sea Colony, or if Mediacom ceases to provide such services and within 180 days thereafter recommences providing services to the units of Sea Colony. The Sea Colony Adjustment will be disbursed no later than 180 days after the one year anniversary of the closing of the Lower Delaware Sale. In the event that (i) a purchase price adjustment is made in Mediacom's favor or the escrow is released to Mediacom and (ii) on or prior to the first anniversary of the closing of the Lower Delaware Sale, Mediacom enters into an agreement to provide cable services to the units of Sea Colony or on the first anniversary of the closing of the Lower Delaware Sale, Mediacom is regularly servicing the units of Sea Colony, then Mediacom will pay the Partnership an amount equal to the Sea Colony Adjustment, as adjusted for lost revenue.

     (ii) If as of the closing date the Partnership has not obtained consent to permit Mediacom to provide cable services to the subscribers of Tunnell Properties, a private residential community, then the Partnership will place into escrow an amount of the purchase price equal to the number of equivalent basic subscribers that are the subject of such consent times $1,507 (as of December 31, 1996, such amount would be approximately $2,433,800). The escrow will be released (a) to Mediacom if prior to one year after the closing of the Lower Delaware Sale, Mediacom does not provide cable services to the subscribers of Tunnell Properties for a continuous period of 45 days and (b) to the Partnership, if (i) Mediacom enters into an agreement to provide cable services to the subscribers of Tunnell Properties, (ii) the Partnership obtains the requisite consent to permit Mediacom to service the subscribers of Tunnell Properties or (iii) if not theretofore released, on the first anniversary of the closing of the Lower Delaware Sale. If the funds are released from escrow to Mediacom and on or prior to the first anniversary of the closing Mediacom enters into an agreement to provide cable services, or as of the first anniversary of the closing is in fact regularly providing such services, to the subscribers of Tunnell Properties, then Mediacom will pay to the Partnership an amount equal to the funds released from escrow to Mediacom, as adjusted for lost revenue.

     (iii) If as of the closing date the Partnership has not obtained consent to permit Mediacom to provide cable services to the subscribers of Angola-by-the-Bay, a private residential community, then the Partnership will place into escrow an amount of the purchase price equal to the number of equivalent basic subscribers that are the subject of such consent times $1,507 (as of December 31, 1996, such amount would be approximately $761,040). The escrow will be released (a) to Mediacom if prior to one year after the closing of the Lower Delaware Sale, Mediacom does not provide cable services to the subscribers of Angola-by-the-Bay for a continuous period of 45 days and (b) to the Partnership, if (i) Mediacom enters into an agreement to provide cable services to the subscribers of Angola-by-the-Bay, (ii) the Partnership obtains the requisite consent to permit Mediacom to service the subscribers of Angola-by-the-Bay or (iii) if not theretofore released on the first anniversary of the closing of the Lower Delaware Sale. If the funds are released from escrow to Mediacom and on or prior to the first anniversary of the closing Mediacom enters into an agreement to provide cable services, or as of the first anniversary of the closing is in fact regularly providing such services, to the subscribers of Angola-by-the-Bay, then Mediacom will pay to the Partnership an amount equal to the funds released from escrow to Mediacom, as adjusted for lost revenue.

     Conditions to Closing. Consummation of the Lower Delaware Sale is subject to the following material conditions: (i) approval of the Lower Delaware Sale by Limited Partners owning in the aggregate more than 50% of the Units; (ii) the accuracy of the representations and warranties; (iii) no material adverse change having occurred; (iv) approval of the applicable franchise authority to transfer the franchises applicable to the operation of the Lower Delaware System and extend such franchises which have an expiration date prior to June 30, 2000 to a date no earlier than June 30, 2000; (v) receipt of all material consents (including consents to transfer the FCC licenses) required to permit the transfer of the assets to Mediacom or permit the Partnership to perform any of its obligations under the Lower Delaware Asset Purchase Agreement; (vi) the absence of a pending or threatened action by a governmental authority; (vii) the absence of the enactment of legislation which would prohibit the consummation of the Lower Delaware Sale; (viii) compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), if required; (ix) the performance of all obligations and compliance with all covenants required by the Lower Delaware Asset Purchase Agreement; (x) in the event prior to the closing date the Partnership and Mediacom enter into an agreement for the sale by the Partnership of any other cable television system to Mediacom, the prior or simultaneous closing of the sale of such other system; (xi) receipt of a Fairness Opinion and (xii) completion of remediation of any adverse environmental conditions disclosed in any environmental report prepared on Mediacom's behalf. The regulatory approvals referred to in subsections (iv) and
(v) hereof have not yet been obtained, but the Partnership is in the process of applying for them at this time. No HSR Act filing is required because of the size of the parties to the transaction. There is no assurance that the Lower Delaware Sale will be consummated.

     Noncompete Covenants. As part of the Lower Delaware Asset Purchase Agreement, TCIC, the Partnership and the General Partner agreed to a noncompete provision, and TCIC agreed to cause its direct and indirect wholly-owned subsidiaries to agree to a noncompete provision.

     Representations and Warranties. The Partnership's representations and warranties include the following: (i) valid organization and qualification of the Partnership and authorization of the Lower Delaware Asset Purchase Agreement, (ii) non-contravention of the Lower Delaware Asset Purchase Agreement with the Partnership's charter documents, legal requirements or contracts; (iii) completeness of the assets necessary to conduct the business; (iv) title to property; (v) compliance with environmental matters, required permits, copyright, and the rules of the FCC; (vi) list of material contracts; (vii) accuracy of financial statements; (viii) absence of legal proceedings; (ix) employment matters; (x) number of homes passed, equivalent basic subscribers, subscribers of expanded basic services, bandwidth and miles of plant; and (xi) certain tax matters. Mediacom's representations and warranties include: (i) valid organization of Mediacom and authorization of the Lower Delaware Asset Purchase Agreement; (ii) non-contravention of the Lower Delaware Asset Purchase Agreement with Mediacom's charter documents, legal requirements or contracts;
(iii) certain litigation matters; (iv) conformity of Mediacom's financial statements to generally accepted accounting principles, except as may be noted therein; (v) Mediacom's belief in its ability to finance the purchase of the Lower Delaware System; and (vi) Mediacom's knowledge regarding qualification for licenses and permits. The representations and warranties of the parties generally survive the closing for a period of one year from the closing date.

     Environmental Remediation. In the event that any environmental report conducted on behalf of Mediacom discloses one or more adverse environmental conditions on the Lower Delaware System's real property, the Partnership will bear all expenses incurred in connection with remediation of such condition(s) up to $200,000, subject to Mediacom's right to terminate the Lower Delaware Asset Purchase Agreement pursuant to its terms.

     Indemnification. The Partnership has agreed to indemnify Mediacom with respect to claims for breaches of representations and warranties and covenants. After closing, the Partnership's maximum liability for indemnifiable claims (other than claims (i) with respect to breaches of representations of title and tax matters, (ii) claims arising from third party claims asserted against the Purchaser and (iii) claims for breaches of covenants, agreements and obligations to be performed by the Partnership after the closing date ("Surviving Claims")) is limited to $1,077,500, the portion of the sales price that will be deposited into escrow (the "Lower Delaware Escrow"). Any claims against the Lower Delaware Escrow other than Surviving Claims must be made by Mediacom no later than one year after the closing. Surviving Claims may be made by Mediacom at any time and are not limited to the funds in the Lower Delaware Escrow, although Mediacom has agreed that its first recourse will be against the Lower Delaware Escrow. The Partnership will have no liability for indemnifiable claims until the total of all damages with respect to such claims exceeds $50,000 and then only for damages in excess of $50,000. The amount placed in the Lower Delaware Escrow will not be available for distribution to the Limited Partners until the escrow period has expired. Any undisputed funds remaining in the escrow account at the end of the escrow period will be payable to the Partnership.

     Termination. In the event the Lower Delaware Sale has not been consummated by the termination date, either of the parties may terminate the Lower Delaware Asset Purchase Agreement. The termination date initially is July 22, 1997 and may be extended by the Partnership to a date no later than December 19, 1997. The Partnership may, in certain circumstances, terminate the Lower Delaware Asset Purchase Agreement following receipt of an unsolicited proposal for an Alternative Transaction as described below. The Partnership may also terminate the Lower Delaware Asset Purchase Agreement if it has not obtained the consent of Ocean Pines Association, Inc. (the "Ocean Pines Consent") to transfer to Mediacom the right to service the community of Ocean Pines by February 22, 1997, and either the Partnership or Mediacom may terminate the Lower Delaware Asset Purchase Agreement if the Ocean Pines Consent has not been obtained by March 24, 1997. The Partnership may also terminate the Lower Delaware Asset Purchase Agreement if Mediacom has not obtained a commitment to finance the purchase of the Lower Delaware System (the "Lower Delaware Commitment") by June 23, 1997 or if the Lower Delaware Commitment is later terminated. In the event that any environmental report conducted on behalf of Mediacom discloses one or more adverse environmental conditions on the Lower Delaware System's real property and the cost of remediation of such condition(s) would exceed $200,000, Mediacom may terminate the Lower Delaware Asset Purchase Agreement if Mediacom does not agree to bear all costs of remediation in excess of $200,000.

     Limitation of Remedies Upon Breach. If the Lower Delaware Asset Purchase Agreement is terminated by the Partnership because of Mediacom's failure to obtain the Lower Delaware Commitment and such failure is due solely to a material adverse change in the financial markets, then the Partnership's damages will be limited to $3,026,700. The Partnership will not be entitled to any such damages if termination is solely because of a change in the financial markets,
(i) all conditions to closing of the Lower Delaware Sale other than the prior or simultaneous closing of the sale of another of the Partnership's cable television systems had been satisfied or waived, (ii) Mediacom requested and the Partnership rejected, the waiver of such condition to closing and (iii) the Lower Delaware Commitment is obtained and is later terminated after June 30, 1997. If Mediacom breaches any of its obligations under the Lower Delaware Asset Purchase Agreement, the Partnership will be entitled to specifically enforce the terms of the Lower Delaware Asset Purchase Agreement in addition to any other remedies it may have unless as a result of such enforcement Mediacom would be required to accept financing on terms which are not commercially reasonable in order to finance the purchase price of the Lower Delaware Sale. There is no assurance that the Lower Delaware Sale will be consummated.

     Alternative Transactions. The Partnership has agreed that it will not initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal with respect to any Alternative Transaction (as defined below), engage in any negotiations concerning, or provide to any other person any information or data relating to, the business or assets of the Lower Delaware System for the purposes of, or have any discussions with any person relating to, or otherwise cooperate in any way with or assist or participate in, facilitate or encourage, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any effort or attempt by any other person to seek or to effect an Alternative Transaction, or agree to or endorse any Alternative Transaction. However, the Partnership may make any disclosure to the Limited Partners that, in the judgment of the General Partner in accordance with the advice of independent counsel, is required under applicable law. In addition, (i) following receipt of an unsolicited request of a third party to furnish information relating to the Partnership or the assets of the Lower Delaware System for the purposes of an Alternative Transaction, the General Partner may furnish to such third party the requested information and may participate in negotiations with the person making (or who may reasonably be expected to make) an unsolicited proposal regarding an Alternative Transaction and (ii) following receipt of a proposal for an Alternative Transaction, the General Partner may terminate the Lower Delaware Asset Purchase Agreement, to the extent that the General Partner determines, in good faith on the basis of advice of independent counsel, that such action is necessary or appropriate in order for the General Partner to act in a manner that is consistent with its fiduciary obligations under applicable law. If the Partnership terminates the Lower Delaware Asset Purchase Agreement because it has accepted a proposal for an Alternative Transaction, the Partnership must pay to Mediacom a termination fee of $1,077,500, except that the termination fee shall be $2,145,000 if the proposal is from a person who submitted a written proposal to purchase the Lower Delaware System pursuant to the Competitive Auction.

     The term "Alternative Transaction" is defined in the Lower Delaware Asset Purchase Agreement as any transaction which could result in the transfer of control over, or ownership of, all or substantially all of the assets relating to the Lower Delaware System, including (a) any merger or consolidation of the Partnership in which another person or group of persons acquires 50% or more of the partnership interests in the Partnership or the equity interests of the surviving entity, as the case may be, (b) any tender offer or exchange offer for partnership interests in the Partnership which, if consummated, would result in a person or group of persons (other than the existing partners in such entities as of the date of the execution of the Lower Delaware Asset Purchase Agreement) owning 50% or more of the partnership interests in the Partnership or (c) any sale or other disposition of all or substantially all the assets relating to the Lower Delaware System.

     Although the Partnership did not issue a press release regarding the sales price for the Lower Delaware System, the Partnership did file with the Commission a Current Report on Form 8-K (dated February 11, 1997) which disclosed the sales price of the Lower Delaware System. In addition, such sales price was included in a letter dated February 11, 1997 that was mailed to all Limited Partners. Also, cable trade publications have reported the proposed sale of the Lower Delaware System.

     Expense Reimbursement. The Lower Delaware Asset Purchase Agreement provides that each party will pay all of its own expenses, including attorneys' and accountants' fees, in connection with the transaction. In addition, each party has agreed to pay one-half of any state or local sales, use, transfer, excise, documentary or license taxes or fees or any other charge imposed by any governmental authority as a consequence of the transfer of the assets.

ST. MARY'S SALE

     The Partnership proposes to sell the St. Mary's System to Gans or one of Gans' affiliates.

  Description of the St. Mary's System

     The St. Mary's System, which offers 24 to 41 channels, provides cable television service to the communities in and around St. Mary's County, Maryland. As of June 30, 1996, the St. Mary's System served approximately 18,300 equivalent basic subscribers, passed approximately 26,500 homes and operated approximately 720 miles of cable plant. The St. Mary's System is subject to competition from DBS operators. The franchise agreements that authorize the operation of the St. Mary's System are scheduled to expire in August 1998, May 1999, September 1999, December 1999, February 2002 and May 2006. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS--Reasons for the Sales Transactions--Competition."

  Principal Provisions of the St. Mary's Asset Purchase Agreement

     The summary of the St. Mary's Asset Purchase Agreement (the "St. Mary's Asset Purchase Agreement") that is set forth below is qualified in its entirety by reference to the complete St. Mary's Asset Purchase Agreement, which has been filed with the Commission.

     Sales Price. The sales price for the St. Mary's System is $30,636,900, payable in cash. The sales price is subject to the identical adjustments set forth in the Lower Delaware Asset Purchase Agreement except that the purchase price for the St. Mary's Sale will be (i) increased by the face amount of all accounts receivable which, as of the closing date, are outstanding for a period of not more than 60 days and (ii) decreased by (a) $1,621 per equivalent basic subscriber to the extent that the aggregate number of equivalent basic subscribers served by the St. Mary's System as of the closing date of the St. Mary's Sale is fewer than 18,900 and (b) if the closing of the St. Mary's Sale does not occur by June 30, 1997, 50% of the dollar amount of all charges and fees of any financial institution incurred by Gans after such date which Gans would not have incurred if the closing had occurred by June 30, 1997 (the "Commitment Expense") up to $125,000.

     Conditions to Closing. Consummation of the St. Mary's Sale is subject to substantially similar material conditions as those set forth in the Lower Delaware Asset Purchase Agreement except that consummation of the St. Mary's Sale is not subject to (i) the prior or simultaneous closing of any other Sales System or (ii) completion of remediation of any adverse environmental conditions. In addition, the St. Mary's Sale is subject to the St. Mary's System having a minimum of 17,955 equivalent basic subscribers as of the closing date. The regulatory approvals necessary to consummate the St. Mary's Sale have not yet been obtained, but the Partnership is in the process of applying for them at this time. No HSR Act filing is required because of the size of the parties to the transaction. There is no assurance that the St. Mary's Sale will be consummated.

     Noncompete Covenant. The noncompete covenant is substantially similar to that in the Lower Delaware Asset Purchase Agreement except that TCIC has not made such an agreement.

     Representations and Warranties. The Partnership's representations and warranties are substantially similar to those in the Lower Delaware Asset Purchase Agreement. The representations and warranties of the parties survive the closing for a period of one year from the closing date.

     Indemnification. The Partnership has agreed to indemnify Gans with respect to claims for breaches of representations and warranties and covenants. After closing, the Partnership's maximum liability for indemnifiable claims is limited to $765,923, the portion of the sales price that Gans will deposit into escrow (the "St. Mary's Escrow"). Any claims against the St. Mary's Escrow must be made by Gans no later than one year after the closing. The Partnership will have no liability for indemnifiable claims until the total of all damages with respect to such claims exceeds $50,000 and then only for damages in excess of $50,000. The amount placed in the St. Mary's Escrow will not be available for distribution to the Limited Partners until the escrow period has expired. Any undisputed funds remaining in the escrow account at the end of the escrow period will be payable to the Partnership.

     Termination. In the event that the St. Mary's sale has not been consummated by the termination date, either of the parties may terminate the St. Mary's Asset Purchase Agreement. The termination date initially is June 25, 1997 and may be extended by the Partnership to a date no later than November 24, 1997. The Partnership may, in certain circumstances, terminate the St. Mary's Asset Purchase Agreement following receipt of an unsolicited proposal for an Alternative Transaction as described below. There is no assurance that the St. Mary's Sale will be consummated. If the St. Mary's Asset Purchase Agreement is terminated after June 30, 1997 solely because the Partnership is in default or breach, the Partnership will pay Gans the Commitment Expense up to $125,000.

     Alternative Transactions. Except for the termination fee that would be payable by the Partnership in connection with the acceptance of an Alternative Transaction, provisions regarding Alternative Transactions are similar to those described in "Principal Provisions of the Lower Delaware Asset Purchase Agreement" above. If the Partnership terminates the Lower Delaware Asset Purchase Agreement because it has accepted any Alternative Transaction, the Partnership must pay Gans a termination fee of $765,923, except that the termination fee shall be $1,148,884 if the proposal is from a person who submitted a written proposal to purchase the St. Mary's System pursuant to the Competitive Auction. In the event the Partnership terminates the St. Mary's Asset Purchase Agreement after June 30, 1997 because it has accepted a proposal for an Alternative Transaction, the Partnership must pay Gans the Commitment Expense up to $125,000 in addition to the termination fee.

     Although the Partnership did not issue a press release regarding the sales price for the St. Mary's System, the Partnership did file with the Commission a Current Report on Form 8-K (dated February 11, 1997) which disclosed the sales price of the St. Mary's System. In addition, such sales price was included in a letter dated February 11, 1997 that was mailed to all Limited Partners. Also, cable trade publications have reported the proposed sale of the St. Mary's System.

     Expense Reimbursement. The St. Mary's Asset Purchase Agreement provides that each party will pay all of its own expenses, including attorneys' and accountants' fees, in connection with the transaction. In addition, each party has agreed to pay one-half of any state or local sales, use, transfer, excise, documentary or license taxes or fees or any other charge imposed by any governmental authority as a consequence of the transfer of the assets.

SOUTHERN TENNESSEE SALE

     The Partnership proposes to sell the Southern Tennessee System to Rifkin or one of Rifkin's affiliates.

  Description of the Southern Tennessee System

     The Southern Tennessee System, which offers 37-38 channels, provides cable television service to the communities in and around Southern Tennessee. As of June 30, 1996, the Southern Tennessee System served approximately 11,500 equivalent basic subscribers, passed approximately 14,500 homes and operated approximately 360 miles of cable plant. The Southern Tennessee System is subject to competition from DBS operators. The franchise agreements that authorize the operation of the Southern Tennessee System are scheduled to expire in April 1997, August 2000, March 2005 and January 2026. Although there is no assurance, the General Partner believes that if the closing of the Southern Tennessee Sale has not occurred prior to April 1997, it will be successful in obtaining extensions of the agreement scheduled to expire in April 1997 until such time as the closing occurs. See "BACKGROUND AND REASONS FOR THE SALES
TRANSACTIONS -- Reasons for the Sales Transactions -- Competition."

  Principal Provisions of the Southern Tennessee Asset Purchase Agreement

     The summary of the Southern Tennessee Asset Purchase Agreement (the "Southern Tennessee Asset Purchase Agreement") that is set forth below is qualified in its entirety by reference to the complete Southern Tennessee Asset Purchase Agreement, which has been filed with the Commission.

     Sales Price. The sales price for the Southern Tennessee System is $19,750,000, payable in cash. The sales price is subject to the identical adjustments set forth in the Lower Delaware Asset Purchase Agreement except that the purchase price for the Southern Tennessee System will be (i) increased by the sum of (a) 95% of the face amount of all accounts receivable which, as of the closing date, are outstanding for a period of not more than 30 days and (b) 85% of the face amount of all accounts receivable which, as of the closing date, are outstanding for a period of more than 30 days but not more than 60 days and
(ii) decreased by (a) $1,717 per equivalent basic subscriber to the extent that the aggregate number of equivalent basic subscribers served by the Southern Tennessee System as of the closing date of the Southern Tennessee Sale is fewer than 11,500 and (b) 100% of the dollar amount of any deductibles paid under insurance policies for which insurance proceeds are payable to Rifkin in the event of any loss or damage to any material portion of the Southern Tennessee System resulting from fire, theft or any other casualty prior to the closing of the Southern Tennessee Sale.

     Conditions to Closing. Consummation of the Southern Tennessee Sale is subject to substantially similar material conditions as those set forth in the Lower Delaware Asset Purchase Agreement, except that consummation of the Southern Tennessee Sale is not subject to the prior or simultaneous closing of any other system. In addition, it is a condition to closing of the Southern Tennessee Sale that TCIC, the Partnership and the General Partner deliver a noncompetition agreement. The regulatory approvals necessary to consummate the Southern Tennessee Sale (including compliance with the HSR Act) have not yet been obtained, but the Partnership is in the process of applying for them at this time. There is no assurance that the Southern Tennessee Sale will be consummated.

     Representations and Warranties. The Partnership's representations and warranties are substantially similar to those in the Lower Delaware Asset Purchase Agreement. The representations and warranties of the parties generally survive the closing for a period of one year from the closing date.

     Environmental Remediation. In the event that any environmental report conducted on behalf of Rifkin discloses one or more adverse environmental conditions on the Southern Tennessee System's real property, the Partnership will bear all expenses incurred in connection with remediation of such condition(s) up to $200,000, subject to the Partnership's right to terminate the Southern Tennessee Asset Purchase Agreement pursuant to its terms in the event that the cost of remediation exceeds $200,000.

     Indemnification. The Partnership has agreed to indemnify Rifkin with respect to claims for breaches of representations and warranties and covenants. After closing, the Partnership's maximum liability for indemnifiable claims other than Surviving Claims is limited to $493,750, the portion of the sales price that Rifkin will deposit into escrow plus all interest accrued thereon after the closing date (the "Southern Tennessee Escrow"). Any claims against the Southern Tennessee Escrow, other than Surviving Claims, must be made by Rifkin no later than one year after the closing. Surviving Claims may be made by Rifkin at any time and are not limited to the funds in the Southern Tennessee Escrow although Rifkin has agreed that its first recourse will be against the Southern Tennessee Escrow. The Partnership will have no liability for indemnifiable claims until the total of all damages with respect to such claims exceeds $50,000 but then for the entire amount of such damages. The amount placed in the Southern Tennessee Escrow will not be available for distribution to the Limited Partners until the escrow period has expired. Any undisputed funds remaining in the escrow account at the end of the escrow period will be payable to the Partnership.

     Termination. In the event the Southern Tennessee Sale has not been consummated by the termination date, either of the parties may terminate the Southern Tennessee Asset Purchase Agreement. The termination date initially is June 25, 1997 and may be extended by the Partnership or Rifkin to a date no later than August 25, 1997 and may be subsequently extended by the Partnership to a date no later than November 24, 1997. The Partnership may, in certain circumstances, terminate the Southern Tennessee Asset Purchase Agreement following receipt of an unsolicited proposal for an Alternative Transaction as described below. In the event that any environmental report conducted on behalf of Rifkin discloses one or more adverse environmental conditions on the Southern Tennessee System's real property and the cost of remediation of such condition(s) would exceed $200,000, the Partnership may terminate the Southern Tennessee Asset Purchase Agreement if Rifkin does not agree to bear all costs of remediation in excess of $200,000. There is no assurance that the Southern Tennessee Sale will be consummated.

     Limitation on Remedies. If Rifkin breaches any of its obligations under the Southern Tennessee Asset Purchase Agreement, the Partnership will not be entitled to specifically enforce the terms of the Southern Tennessee Asset Purchase Agreement and will be limited to monetary damages.

     Alternative Transactions. Except for (i) the termination fee that would be payable by the Partnership in connection with the acceptance of an Alternative Transaction and (ii) the inability of the Partnership to terminate the Southern Tennessee Asset Purchase Agreement with respect to a proposal with a purchase price of less than $21,725,000 or a proposal from a person, or an affiliate of a person, who submitted a written proposal to purchase the Southern Tennessee System pursuant to the Competitive Auction, provisions regarding Alternative Transactions are substantially similar to those described in "Principal Provisions of the Lower Delaware Asset Purchase Agreement" above. If the Partnership terminates the Southern Tennessee Asset Purchase Agreement because it has accepted an Alternative Transaction, the Partnership must pay Rifkin a fee of $493,750. In the event that Rifkin or the Partnership extends the termination date of the Southern Tennessee Asset Purchase Agreement to a date later than June 27, 1997 but the Agreement is not extended by the Partnership to a date later than August 26, 1997, the Partnership will pay Rifkin the termination fee in the event it enters into an Alternative Transaction prior to November 24, 1997.

     Although the Partnership did not issue a press release regarding the sales price for the Southern Tennessee System, the Partnership did file with the Commission a Current Report on Form 8-K (dated February 11, 1997) which disclosed the sales price of the Southern Tennessee System. In addition, such sales price was included in a letter dated February 11, 1997 that was mailed to all Limited Partners. Also, cable trade publications have reported the proposed sale of the Southern Tennessee System.

     Expense Reimbursement. The Southern Tennessee Asset Purchase Agreement provides that each party will pay all of its own expenses, including attorneys' and accountants' fees, in connection with the transaction. In addition, each party has agreed to pay one-half of any state or local sales, use, transfer, excise, documentary or license taxes or fees or any other charge imposed by any governmental authority as a consequence of the transfer of the assets.

SUBSTITUTE SALES TRANSACTION(S)

     Limited Partners are also being asked to consent to any Substitute Sales Transaction to a purchaser that is not an affiliate of the Partnership that the General Partner determines to be in the best interest of the Limited Partners in the event that any of the Sales Transactions is approved by the Limited Partners, but does not close for any reason; provided, however, that no such Substitute Sales Transaction shall be consummated unless (i) the General Partner obtains an opinion from an investment banking firm of national repute that the consideration to be received pursuant to such sales transaction is fair to the Partnership from a financial point of view and (ii) such substitute sale is consummated within two years of the date hereof for cash consideration. The Partnership is making this proposal in order to avoid the time and expense associated with seeking Limited Partner approval of a Substitute
Sales Transaction.

AMENDMENT TO PARTNERSHIP AGREEMENT

     Generally, the Lower Delaware, St. Mary's and Southern Tennessee Sales, each to a buyer unaffiliated with the General Partner, require no amendment to the Partnership Agreement. However, because (i) the Partnership Agreement requires Limited Partners owning in the aggregate more than 50% of the outstanding Units to approve any sale of all or substantially all of the Partnership's assets and (ii) the Partnership has provided for separate votes with respect to each of the Lower Delaware, St. Mary's and Southern Tennessee Sales, amendments to the Partnership Agreement will be required in order to permit the Lower Delaware, St. Mary's and Southern Tennessee Sales to occur because it cannot be known, at the time of the Limited Partners' vote, whether any individual sale will constitute the sale of all or substantially all of the Partnership's assets. Accordingly, Limited Partners who vote in favor of the Lower Delaware, St. Mary's and Southern Tennessee Sales will also be approving an amendment to the Partnership Agreement which would permit such sales to occur.

     Paragraph 15.4.2 of the Partnership Agreement provides, among other things, that the General Partner may not sell all or substantially all of the assets of the Partnership, without the approval of the Limited Partners owning in the aggregate more than 50% of the Units. Because the Partnership Agreement does not specify whether a separate vote on each of the Lower Delaware, St. Mary's and Southern Tennessee Systems satisfies the requirement in the Partnership Agreement that Limited Partners owning in the aggregate more than 50% of the Units vote for a sale of all or substantially all of the assets, it is proposed that the Partnership Agreement be amended to authorize each of the Lower Delaware, St. Mary's and Southern Tennessee Sales.

     In connection with the approval of the Lower Delaware Sale, the Partnership Agreement will be amended as follows:

     (1) Paragraph 2 will be amended to include the following definition:

        "Lower Delaware System" shall mean the cable television system which services communities located in and around Lower Delaware and Maryland.

     (2) New Paragraph 15.1.19 will be added as follows:

        To sell the Lower Delaware System to Mediacom LLC ("Mediacom") or one of Mediacom's affiliates in accordance with the terms set forth in the Asset Purchase Agreement dated as of December 24, 1996 between the Partnership and Mediacom, including, without limitation, in situations where such sale would result in the sale of all or Substantially All of the Assets of the Partnership and the termination and dissolution of the Partnership.

     In connection with the approval of the St. Mary's Sale, the Partnership Agreement will be amended as follows:

     (1) Paragraph 2 will be amended to include the following definition:

        "St. Mary's System" shall mean the cable television system which serves communities located in and around St. Mary's County, Maryland.

     (2) New Paragraph 15.1.20 will be added as follows:

        To sell the St. Mary's System to Gans Multimedia Partnership ("Gans") or one of Gans' affiliates in accordance with the terms set forth in the Asset Purchase Agreement dated as of November 27, 1996 between the Partnership and Gans, including, without limitation, in situations where such sale would result in the sale of all or Substantially All of the Assets of the Partnership and the termination and dissolution of the Partnership.

     In connection with the approval of the Southern Tennessee Sale, the Partnership Agreement will be amended as follows:

     (1) Paragraph 2 will be amended to include the following definition:

        "Southern Tennessee System" shall mean the cable television system which serves communities located in and around Shelbyville and Manchester, Tennessee.

     (2) New Paragraph 15.1.21 will be added as follows:

        To sell the Southern Tennessee System to Rifkin Acquisition Partners, L.L.L.P. ("Rifkin") or one of Rifkin's affiliates in accordance with the terms set forth in the Asset Purchase Agreement dated as of November 29, 1996 between the Partnership and Rifkin including, without limitation, in situations where such sale would result in the sale of all or Substantially All of the Assets of the Partnership and the termination and dissolution of the Partnership.

     In connection with the approval of the Lower Delaware, St. Mary's and Southern Tennessee Sales, Paragraph 15.4.2 will be amended to read as follows:

        15.4.2 Without the approval of the Limited Partners by Majority Vote, sell all or Substantially All of the Assets of the Partnership in a single sale, or in multiple sales in the same twelve-month period, except (i) in the liquidation and winding up of the business of the Partnership upon its termination and dissolution, (ii) that the General Partner may sell any two Cable TV Systems in any twelve-month period and
        (iii) in connection with sales authorized pursuant to Paragraphs 15.1.19, 15.1.20 and 15.1.21.

     Paragraph 16.2.5 of the Partnership Agreement provides, among other things, that the Limited Partners have the right to vote upon the sale of all or substantially all of the assets of the Partnership. In connection with the approval of the Lower Delaware, St. Mary's and Southern Tennessee Sales, Paragraph 16.2.5 will be amended to read as follows:

        16.2.5 The sale of all or Substantially All of the Assets of the Partnership in a single sale, or in multiple sales in the same twelve-month period, except (i) in the liquidation and winding up of the business of the Partnership upon its termination and dissolution, (ii) that the General Partner may sell any two Cable TV Systems in any twelve-month period and (iii) in connection with sales authorized pursuant to Paragraphs 15.1.19, 15.1.20 and 15.1.21.

                               FAIRNESS OPINIONS

GENERAL

     Lehman Brothers was engaged by the Partnership to conduct an analysis of whether the consideration to be received by the Partnership in connection with each of the Lower Delaware, St. Mary's and Southern Tennessee Sales is fair, from a financial point of view, to the Partnership and to render the Fairness Opinions. Lehman Brothers rendered the Fairness Opinions to the General Partner on January 15, 1997, to the effect that, as of such date, the consideration to be received by the Partnership in connection with each of the Lower Delaware, St. Mary's and Southern Tennessee Sales is fair, from a financial point of view, to the Partnership.

     THE FULL TEXT OF EACH OF LEHMAN BROTHERS' WRITTEN OPINIONS, DATED JANUARY 15, 1997, IS ATTACHED AS APPENDICES B-1, B-2 AND B-3 TO THIS PROXY STATEMENT AND EACH IS INCORPORATED HEREIN BY REFERENCE. LIMITED PARTNERS MAY READ EACH FAIRNESS OPINION FOR A DISCUSSION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY LEHMAN BROTHERS IN RENDERING SUCH FAIRNESS OPINION. THE SUMMARY OF THE FAIRNESS OPINIONS SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF EACH SUCH FAIRNESS OPINION.

     Except as described below, no limitations were imposed by the Partnership on the scope of Lehman Brothers' investigation or the procedures to be followed by Lehman Brothers in rendering the Fairness Opinions. Lehman Brothers was not requested to and did not make any recommendation to the Partnership as to the form or amount of the consideration to be received by the Partnership in each of the Sales Transactions, which was determined through arm's-length negotiations between the parties. In arriving at the each of the Fairness Opinions, Lehman Brothers did not ascribe a specific range of value to the applicable Sales System, but rather made its determination as to the fairness, from a financial point of view, of the consideration to be received by the Partnership in each of the Sales Transactions on the basis of the financial and comparative analyses described below. Lehman Brothers' Fairness Opinions are for the use and benefit of the Partnership and were rendered to the Partnership in connection with its consideration of each of the Sales Transactions. The Fairness Opinions are not intended to be and do not constitute a recommendation to any Limited Partner of the Partnership as to how such Limited Partner should vote with respect to any of the Sales Transactions. Lehman Brothers was not requested to opine as to, and the Fairness Opinions do not address, (i) the Partnership's underlying business decision to proceed with or effect any of the Sales Transactions, (ii) any application of the proceeds of any of the Sales Transactions, including the allocation among the partners of the Partnership of the proceeds to be received by the Partnership in any of the Sales Transactions or (iii) the fairness to any Limited Partner of the Partnership of the consideration, if any, to be distributed to such Limited Partner following the consummation of any of the Sales Transactions.

     In arriving at each Fairness Opinion, Lehman Brothers reviewed and analyzed: (1) the applicable Asset Purchase Agreement and the specific terms of each of the Sales Transactions, (2) the preliminary Proxy Statement filed with the Commission on December 11, 1996, and such other publicly available information concerning the Partnership and the applicable Sales System that Lehman Brothers believed to be relevant to its analysis, (3) financial and operating information with respect to the business, operations and assets of such Sales System furnished to Lehman Brothers by the Partnership, including without limitation the applicable informational memorandum which was distributed to potential acquirors of such Sales System, (4) the results of efforts by the Partnership and the Broker to solicit indications of interest, proposals and bids from third parties with respect to the acquisition of such Sales System,
(5) a comparison of the historical financial results and present financial condition of such Sales System with those of other companies or businesses that Lehman Brothers deemed relevant and (6) a comparison of the financial terms of each of the Sales Transactions with the financial terms of certain other recent transactions that Lehman Brothers deemed relevant. In addition, Lehman Brothers had discussions with the management of the General Partner concerning the business, operations, assets, financial condition and prospects of the Sales Systems and the Partnership and undertook such other studies, analyses and investigations as it deemed appropriate.

     In arriving at each of the Fairness Opinions, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and further relied upon the assurances of the management of the General Partner that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In performing its analysis and in arriving at each of the Fairness Opinions, Lehman Brothers did not have access to and was not provided with, any forecasts of the future financial performance or results of operations of any of the Sales Systems because no such forecasts were available at the time of Lehman Brothers' analysis. Lehman Brothers also did not conduct a physical inspection of the assets of any of the Sales Systems and did not make or obtain any evaluations or appraisals of any of the assets or liabilities of the Sales Systems or the Partnership. Each of the Fairness Opinions necessarily is based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of such Fairness Opinion.

     In connection with the preparation and delivery of each of the Fairness Opinions to the General Partner, Lehman Brothers performed a variety of financial and comparative analyses as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at the Fairness Opinions, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Fairness Opinions. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Partnership. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which cable television systems actually may be sold.

ANALYSIS OF THE COMPETITIVE AUCTION

     The Partnership did not request Lehman Brothers to solicit, and Lehman Brothers did not solicit, any proposals or other indications of interest from any third party with respect to an acquisition of any Sales System or all or part of the assets of the Partnership. Lehman Brothers, however, did review the Competitive Auction performed by the Broker on behalf of the Partnership. In this review, Lehman Brothers considered the number of potential bidders contacted, the number of potential bidders requesting confidential information regarding each of the Sales Systems, the number of initial bids made for each Sales System, the number of bids made in a second round of bidding for each Sales System and the decision process in selecting winning bids for each Sales System.

COMPARABLE PUBLIC COMPANY METHODOLOGY

     Using publicly available information, Lehman Brothers compared selected financial data of each Sales System with similar data of selected companies engaged in businesses considered by Lehman Brothers to be comparable to that of the Sales Systems. Lehman Brothers identified nine publicly traded companies (the "Comparable Group") which it considered to have assets reasonably comparable to each of the Sales Systems. Lehman Brothers reviewed historical operating performance, balance sheet data, common stock trading data and other publicly available information regarding these companies which it considered relevant to establish a range of valuation multiples. The Comparable Group consisted of Adelphia Communications Corporation, Cablevision Systems Corporation, Century Communications Corp., Comcast Corporation, Cox Communications, Inc., Jones Intercable, Inc., TCA Cable TV, Inc., Tele-Communications, Inc. and U S WEST Media Group. Each of these companies is involved in the management and operation of cable television systems, and certain of these companies are involved in the management and operation of other non-cable assets. In each case, to the extent possible, Lehman Brothers based its analysis solely on the results of operations, balance sheet data and operating statistics concerning the consolidated cable television assets of each of the companies in the Comparable Group.

     For valuation purposes, Lehman Brothers utilized the closing stock prices of each company in the Comparable Group as of January 14, 1997, a date proximate to the rendering of the Fairness Opinions. Based upon the closing prices as of such date, (i) the ratio of (a) Adjusted Total Market Value (defined as the market value of equity on a fully-diluted basis plus the value of debt, the value of outstanding non-convertible or out-of-the-money convertible preferred stock and minority interests less cash and cash equivalents adjusted to exclude the estimated public market value of the unconsolidated and non-cable television assets) to (b) operating income before depreciation and amortization for the most recent quarter for which financial information was available at the time the Fairness Opinions were rendered, multiplied by four, resulting from the consolidated cable assets for the Comparable Group, ranged from 7.3x, to 9.7x with a mean of 8.2x and (ii) the Adjusted Total Market Value per consolidated subscriber for the Comparable Group ranged from $1,215 to $2,088 with a mean of $1,539. The implied multiple paid in connection with the Lower Delaware, St. Mary's and Southern Tennessee Sales was 9.2x, 10.1x and 9.8x, respectively, and the per subscriber value paid for each such Sales System was $1,476, $1,656 and $1,732, respectively. Lehman Brothers noted that the respective implied multiple to Latest Quarter's Annualized Adjusted System Cash Flow (defined below) and per subscriber value for each of the Lower Delaware, St. Mary's and Southern Tennessee Sales falls within a reasonably proximate range to the mean implied by this analysis. Latest Quarter's Annualized Adjusted System Cash Flow (defined as operating income for the quarter ended September 30, 1996, before depreciation, amortization, management fees, corporate expense allocations and certain other adjustments, which Lehman Brothers did not believe to be material, provided to Lehman Brothers by the Partnership, multiplied by four) was used to reflect the cash flow produced by each of the Sales Systems, independent of any of the Partnership's operations which have been allocated to the Sales Systems and which would not be assumed by a buyer, and thereby results in a more relevant multiple of cash flow for comparison. Due to the lack of information regarding the estimated costs of technological improvements that the individual companies in the Comparable Group might implement to their cable television systems in the future, the ratios and per subscriber amounts were not adjusted to reflect the estimated costs of any such technological improvements.

     However, because of the inherent differences between the businesses, operations and prospects of each of the Sales Systems and the businesses, operations and prospects of the companies and businesses included in the Comparable Group, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis, and accordingly also made qualitative judgments concerning differences between the financial and operating characteristics of each of the Sales Systems and the companies and businesses in the Comparable Group that would affect the public trading values of such Sales System and such comparable companies and businesses.

COMPARABLE TRANSACTIONS METHODOLOGY

     Using publicly available information, Lehman Brothers compared selected financial data for each Sales System to similar data for 13 selected transactions involving the sale of cable television systems between November 1995 and November 1996 (the "Recent Transactions"), which Lehman Brothers deemed to be comparable transactions, for an indication of recent prices paid in cable television systems sales. The Recent Transactions consisted of transactions ranging in value from $20 million to $50 million. In the Recent Transactions, the average ratio of the Aggregate Transaction Value (defined as the total cash or stock purchase price plus any debt and preferred stock to be assumed less cash and cash equivalents) to the latest quarter's annualized operating income before depreciation and amortization was 9.5x and ranged from 8.5x to 11.0x, and the average Aggregate Transaction Value per basic subscriber was $1,925 and ranged from $1,465 to $2,965 . In the Recent Transactions, the acquired cable systems had a range of 10,000 to 30,000 subscribers, and the average number of subscribers was 18,810. In this regard it should be noted that as of September 30, 1996, the Lower Delaware System had 29,200 subscribers, the St. Mary's System had 18,500 subscribers and the Southern Tennessee System had 11,400 subscribers.

     The Aggregate Transaction Value to be received in connection with the Lower Delaware, St. Mary's and Southern Tennessee Sales represents multiples of each Sales System's Latest Quarter's Annualized Adjusted

System Cash Flow of 9.2x, 10.1x and 9.8x, respectively. In addition, the Aggregate Transaction Value to be received in connection with the Lower Delaware, St. Mary's and Southern Tennessee Sales represents a value per subscriber of $1,476, $1,656 and $1,732, respectively. Lehman Brothers noted that the respective implied multiples to Latest Quarter's Annualized Adjusted System Cash Flow and per subscriber values for the Lower Delaware, St. Mary's and Southern Tennessee Sales fall within a reasonably proximate range to the mean ratio implied by the Recent Transactions.

     However, because the market conditions, rationale and circumstances surrounding each of the Recent Transactions analyzed were specific to each transaction and because of the inherent differences between the businesses, operations and prospects of each of the Sales Systems and the acquired businesses analyzed, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis, and accordingly, also made qualitative judgments concerning differences between the characteristics of the Recent Transactions and each of the Sales Transactions that would affect the acquisition values of such Sales System and such acquired companies and businesses.

EXPERIENCE OF LEHMAN BROTHERS

     Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Partnership selected Lehman Brothers because of its expertise, reputation and familiarity with the Partnership in particular and the cable industry in general and because its investment banking professionals have substantial experience in transactions similar to the Sales Transactions.

COMPENSATION AND MATERIAL RELATIONSHIPS

     As compensation for its services in connection with the Sales Transactions, the Partnership has agreed to pay Lehman Brothers a retainer of $100,000 payable upon the signing of the engagement letter and an additional fee upon delivery of each Fairness Opinion of $50,000 for each Fairness Opinion. In addition, the Partnership has agreed to reimburse Lehman Brothers for reasonable out-of-pocket expenses incurred in connection with rendering the Fairness Opinions and to indemnify Lehman Brothers for certain liabilities that may arise out of its engagement by the Partnership and the rendering of the Fairness Opinions.

     Lehman Brothers has in the past performed various services for the ultimate parent of TVI, TCI and its affiliates, including investment banking and financial and strategic advisory services, and has received customary fees for such services, which aggregated approximately $9 million for the period from January 1, 1995 to the date of the rendering of the Fairness Opinions. In the ordinary course of its business, Lehman Brothers actively trades in the securities of TCI for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

                                   MANAGEMENT

     As the Partnership has no directors or officers of its own, all of the Partnership's major decisions are made by the General Partner, whose general partner is TVI. Until it withdrew by letter dated January 17, 1996, Cable Corp. was also a general partner of the General Partner. As such, it is entitled under Colorado law to the fair value of its partnership interest based on its right to share in distributions from the General Partner. The General Partner has proposed Cable Corp. receive the share of distributions that it would have received from the General Partner if it had remained a general partner of the General Partner. As a response to Cable Corp.'s withdrawal, TVI's board of directors has been modified such that it includes members who are not employees of, or otherwise affiliated with, TCIC. The General Partner has received no response to its offer from Cable Corp. Cable Corp. is an indirect wholly-owned subsidiary of PCC.

     The Partnership has entered into a management agreement with TCA pursuant to which TCA is responsible for managing the day-to-day operations of the Sales Systems.

     The following executive officers and directors of TVI operate the General
Partner:

              NAME                                           POSITION
---------------------------------  ------------------------------------------------------------
Marvin Jones(1)..................  Director and President of TVI since March 1996. President of
  Born September 11, 1937          one of TCIC's cable groups since November 1, 1996. Mr. Jones has performed consulting services in the cable television
                                   industry since December 1991. From 1988 to December 1991, he was Director and Executive Vice President of United Artists
                                   Entertainment Company ("UAE").
Stephen M. Brett(1)..............  Director of TVI since August 1995. Vice President and
  Born September 20, 1940          Secretary of TCA and TVI since March 1992. Executive Vice
                                   President and Secretary of TCIC since January 1994;
                                   appointed TCIC Senior Vice President and General Counsel as of December 1991. From August 1988 through December 1991,
                                   was Executive Vice President - Legal and Secretary of UAE.
Arthur C. Belanger(1)............  Director of TVI since June 25, 1996. Mr. Belanger was
  Born November 23, 1925           Executive Vice President and Chief Operating Officer of
                                   United Artists Communications, Inc. from December 1984 to
                                   his retirement in January 1992.
Paul F. Schonewolf(1)............  Director of TVI since June 25, 1996. Mr. Schonewolf is the
  Born February 9, 1937            President of Hamilton County/Gore Mt. Cable TV, Inc., a
                                   cable company serving six upstate New York communities. From
                                   1987 to 1993 he was President of Schomann Entertainment
                                   Corp., which owned and operated cable television companies in New York, Vermont, New Hampshire and Pennsylvania. From
                                   1986 to 1994 he was President of PFS Communications, a
                                   consulting company serving the cable television industry.
Gary K. Bracken..................  Vice President and Controller of TCA and TVI since March
  Born July 29, 1939               1992. Mr. Bracken has been Controller of TCIC since 1969.
                                   Appointed TCIC Senior Vice President in December 1991. Was
                                   named Vice President and Principal Accounting Officer of
                                   TCIC in 1982.
Bernard W. Schotters.............  Vice President and Treasurer of TCA and TVI since March
  Born September 25, 1944          1992. Appointed TCIC Senior Vice President - Finance and
                                   Treasurer in December 1991. Was appointed TCIC Vice
                                   President of Finance in 1984.

---------------
(1) Directors of TVI serve until their successors are appointed and qualified.

     There are no family relations, of first cousin or closer, among the individuals named above, by blood, marriage or adoption.

     During the past five years, none of the persons named above has had any involvement in such legal proceedings as would be material to an evaluation of that person's ability or integrity.

     None of the above individuals owns (i) any Units or (ii) more than 1% of the outstanding shares of TCI, the ultimate parent and owner, directly or indirectly, of all of the voting stock of TVI. Except for the employment relationships described above, and the ownership by any member of not more than one percent of the shares of TCI, no member of TVI's Board of Directors has any economic interest in the General Partner, TVI, TCA, TCIC or TCI.

     Pursuant to Section 16(a) of the Exchange Act, the officers and directors of the General Partner are required to file reports of ownership and changes in ownership with the Commission. Officers and directors are required by regulation of the Commission to furnish the Partnership with copies of all Section 16(a) forms filed.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Partnership believes that, during the fiscal year ended December 31, 1995, all applicable filing requirements were complied with.

                     INTERESTS OF TCIC AND RELATED PARTIES

GENERAL

     The Sales Transactions raise conflicts of interest for the General Partner as well as the general partner of the General Partner. As a result, both of them have economic interests in the Sales Transactions which may conflict with each of their obligations to the Limited Partners. However, each of the General Partner and TVI believes that it has fulfilled its respective fiduciary obligations to the Partnership and the Limited Partners and that the Sales Transactions are fair to the Limited Partners. In addition, the Broker's involvement in the Competitive Auction might have involved a conflict of interest attributable to the fact that certain of the shareholders of a general partner of the Broker are also limited partners in Cablevision, the limited partner of the General Partner.

INTERESTS OF TCIC AND ITS AFFILIATES

     The recommendation of the General Partner that the Limited Partners vote for approval of each of the Resolutions could be considered subject to certain conflicts of interest. Because TCIC is the indirect parent of the General Partner and will therefore receive distributions upon the consummation of any sale of the Partnership's Sales Systems attributable to its interest in the General Partner, and because TCIC and its affiliates will receive certain disposition fees upon the consummation of any sale of the Partnership's Sales Systems, TCIC has an economic interest in the Sales Transactions and any Substitute Sales Transaction(s). However, the amount of distributions and the disposition fees is related directly to the amount received by the Partnership upon the sale of any Sales System, and the General Partner therefore believes that its interest is consistent, and not in conflict, with the economic interest of the Limited Partners. In any event, the General Partner believes that the Sales Transactions are in the best interest of the Limited Partners, and that the Competitive Auction utilized to solicit bids for the Sales Systems provided the Partnership with a purchase price equal to the fair market value for each Sales System. In addition, no member of TVI's Board of Directors owns any Units or more than one percent of the outstanding shares of TCI, the ultimate parent and owner, directly or indirectly, of all of the voting stock of TVI. Except for the employment relationships of certain members of the Board of Directors of TVI described in "MANAGEMENT," and the ownership by any member of not more than one percent of the shares of TCI, no member of TVI's Board of Directors has any economic interest in the General Partner, TVI, TCA, TCIC or TCI. Three of the four members of TVI's Board of Directors were present at the meeting pursuant to which the Sales Transactions were approved and voted in favor of the Sales Transactions. Stephen M. Brett was not present, and did not vote, at such meeting. See "MANAGEMENT" for a description of the relationships between the members of the Board of Directors of TVI and TCIC or any of its affiliates.

     The following table sets forth the estimated amounts that would have been received by TCIC and its affiliates from the Partnership if the Sales Transactions had been consummated on September 30, 1996 (amounts in thousands):

        Disposition Fee(1)..................................................   $1,987
        Share of Partnership distributions(2)...............................      593
                                                                               ------
                  Total.....................................................   $2,580
                                                                               ======

---------------
     (1) The amount shown ($916,000 attributable to the Lower Delaware Sale, $651,000 attributable to the St. Mary's Sale and $420,000 attributable to the Southern Tennessee Sale) has been reduced by the amounts payable by TCA to the Broker in connection with the Lower Delaware Sale ($377,000), St. Mary's Sale ($268,000) and Southern Tennessee Sale ($173,000).

     (2) This payment is attributable to TVI's 46.4% interest in the General Partner and has been reduced by the amount payable by the General Partner to Cable Corp. See "MANAGEMENT."

     In addition, TCIC performs cash management services for the Partnership. Accordingly, TCIC makes disbursements on behalf of the Partnership for all of the Partnership's expenses, including expenses for day-to-day operations and for capital expenditures, and the Partnership reimburses TCIC from time to time for such disbursements from the Partnership's cash flow from operations and borrowings under its revolving line of credit. In addition, the Partnership reimburses TCIC and its affiliates for certain expenses incurred by TCIC and its affiliates on behalf of the Partnership. See Note (7) and Note (5) to the Partnership's financial statements included in the 1996 10-Q and the 1995 10-K, respectively. The amount owed to TCIC and its affiliates as a result of these cash management services and reimbursable expenses fluctuates from period-to-period based upon the timing of expenditures, cash flow from operations and bank borrowings. At September 30, 1996, the Partnership owed TCIC and its affiliates $9,937,000. TCIC does not charge interest to the Partnership on this outstanding balance. Such amounts were assumed to be repaid with cash proceeds from the Sales Transactions in determining the Pro Forma Distribution Per Unit, although the repayment of such amounts is not contingent upon consummation of the Sales Transactions. To the extent not otherwise paid in the normal course of business, the full amount owed for such services and expenses is expected to be paid to TCIC and its affiliates upon the first of the Sales Transactions to close.

     See "OTHER RELEVANT INFORMATION -- Disposition Fee and Other Payments to the General Partner and Its Affiliates" and "PRO FORMA FINANCIAL INFORMATION."

INTERESTS OF THE GENERAL PARTNER

     Because the General Partner is controlled by TVI, the General Partner has conflicts of interests in connection with the Sales Transactions which are the same as those of TVI. See "BACKGROUND AND REASONS FOR THE SALES
TRANSACTIONS -- Background of the Sales Transactions -- Competitive Auction for the Sales Systems." The General Partner believes that it has fulfilled its fiduciary obligations to the Partnership and the Limited Partners and that the Sales Transactions are fair to the Limited Partners.

CONFLICTS OF THE BROKER

     Certain of the shareholders of a general partner of the Broker are also limited partners in Cablevision, the limited partner of the General Partner. As a limited partner, Cablevision is allocated 33.6% of the General Partner's profits, losses and distributions. However, this ownership interest did not entitle Cablevision to participate in the selection of the Broker to conduct the Competitive Auction and the General Partner believes that these common ownership interests did not preclude the Broker from maintaining its independence with respect to the manner in which the Competitive Auction was conducted. See "OTHER RELEVANT INFORMATION -- Disposition Fee and Other Payments to the General Partner and Its Affiliates."

                           OTHER RELEVANT INFORMATION

DISPOSITION FEE AND OTHER PAYMENTS TO THE GENERAL PARTNER AND ITS AFFILIATES

  Disposition Fee

     Pursuant to the Partnership Agreement and an Acquisition and Disposition Services Agreement, TCA is entitled to receive a disposition fee (the "Disposition Fee") as compensation for services rendered in brokering and selling the Partnership's cable television properties. This Disposition Fee is equal to 3% of the gross proceeds received from the sale or disposition of a Partnership cable television property, which fee is payable in instances where the sales price of such property is greater than its original acquisition cost plus the depreciated book value of capitalized expenditures. In general, the amount of this fee may be reduced in the future if the Limited Partners have not received aggregate distributions in an amount equal to their original invested capital of $500 per Unit ("Payback").

     Assuming all of the Sales Transactions had occurred on September 30, 1996 and that no amounts were used to fund capital expenditures or the liquidity requirements of the Riverside System, it is estimated that, on a pro forma basis, the net cash proceeds from the Sales Transactions would provide for distributions to the Limited Partners which would exceed Payback. Under such circumstances, the Partnership would pay the full Disposition Fee. Therefore, if all of the Sales Transactions had been consummated on September 30, 1996, it is estimated that TCA would have been entitled to a Disposition Fee from the Partnership of $2,805,000 ($1,293,000 attributable to the Lower Delaware Sale, $919,000 attributable to the St. Mary's Sale and $593,000 attributable to the Southern Tennessee Sale). TCA, in turn, would then be obligated to pay the Broker's fees, which amount would have aggregated $818,000 ($377,000 attributable to the Lower Delaware Sale, $268,000 attributable to the St. Mary's Sale and $173,000 attributable to the Southern Tennessee Sale). Actual amounts may vary from the foregoing pro forma amounts. See "PRO FORMA FINANCIAL INFORMATION" and "INTERESTS OF TCIC AND RELATED PARTIES."

     If at least one but not all of the Sales Transactions are consummated, a Disposition Fee would be payable only with respect to the Sales System(s) sold. (If the proceeds from the subsequent sale of the Substitute Sale System(s) proved to be insufficient to reach Payback, TCA would be obligated to return to the Partnership the Disposition Fee received by it to the extent necessary to make up such shortfall.)

  Other Payments

     In addition to the distribution of the General Partner's share of net cash proceeds and the payment of the Disposition Fee to TCA, the Partnership will use cash proceeds from the Sales Transactions to repay amounts owed by the Sales Systems to TCIC and its affiliates. At September 30, 1996, the amounts owed to TCIC and its affiliates by the Partnership aggregated $9.9 million. The repayment of amounts due TCIC and its affiliates is not contingent upon consummation of the Sales Transactions. See "INTERESTS OF TCIC AND RELATED PARTIES."

  Indemnification

     The Partnership Agreement provides that the General Partner and its affiliates are entitled to be indemnified for any liability, loss or damage incurred by them or by the Partnership by reason of any act performed or omitted to be performed by them in connection with the business of the Partnership, including costs and attorneys' fees and any amounts expended in the settlements of any claims of liability, loss or damage provided that, if such liability, loss or claim arises out of any action or inaction of the General Partner, the General Partner must have determined, in good faith, that such course of conduct was in the best interest of the Partnership and did not constitute fraud, negligence, breach of fiduciary duty or misconduct. If a claim is made against the General Partner and its affiliates (including TVI and its directors) in connection with their actions on behalf of the Partnership with respect to the Sales Transactions or a Substitute Sales Transaction, the General Partner expects that it and such affiliates will seek to be indemnified by the Partnership with respect to such claim. As a result of these indemnification rights, a Limited Partner's remedy with respect to claims against the General Partner and its affiliates relating to the General Partner's or such affiliates' involvement in the Sales Transactions could be more limited than the remedy which would have been available absent the existence of these rights in the Partnership Agreement. A successful claim for indemnification, including the expenses of defending a claim made, would reduce the Partnership's assets by the amount paid.

  Appraisals by Communications Equity Associates, Inc.

     No appraisals were commissioned by the General Partner in connection with the proposed Sales Transactions. However, in 1994 the Partnership arranged to have the assets of the Partnership appraised by Communications Equity Associates, Inc. ("Communications Equity"). Communications Equity's appraisals of the Sales Systems were based on December 31, 1994 financial and statistical data and are dated as of December 31, 1994 (the "Appraisals"). The Appraisals were based on a physical review of the Sales Systems, and financial and operational information provided by the Partnership. Based on the foregoing factors, Communications Equity determined that, as of December 31, 1994, the fair market value of (i) the Lower Delaware System was $36,000,000, (ii) the St. Mary's System was $25,500,000 and (iii) the Southern Tennessee System was $16,500,000. These appraised values were included in a letter that was sent to Limited Partners on June 13, 1995.

     The General Partner did not order new appraisals of the Sales Systems before the commencement of the Competitive Auction because it believed that a competitive auction would provide the best measure of the fair market value of the Sales Systems. The General Partner did not rely on the Appraisals in assessing the fairness of the consideration to be received in the Sales Transactions. As further described under "BACKGROUND AND REASONS FOR SALES TRANSACTIONS -- Fairness of the Sales Transactions," the General Partner relied on other measures (i.e., Fairness Opinions and the Competitive Auction) to assess the fairness of the Sales Transactions at the time of the Competitive Auction.

DISSOLUTION OF THE PARTNERSHIP; DISTRIBUTIONS

     If all of the Sales Transactions are approved and consummated and the Riverside System is sold, the Partnership will have sold all of its assets (other than cash) and, pursuant to the Partnership Agreement, will be dissolved and terminated. The Partnership currently anticipates that the net cash proceeds received from the Sales Transactions, after satisfying or making provision for the satisfaction of the liabilities of the Partnership (including any amounts owed to affiliates of the General Partner), would permit the declaration and payment of distributions to the Limited Partners. See "PRO FORMA FINANCIAL INFORMATION" for the amount of the Partnership's liabilities as of September 30, 1996.

     Assuming all of the Sales Transactions had occurred on September 30, 1996 and that no amounts were used to fund capital expenditures or the liquidity requirements of the Riverside System, it is estimated that the Pro Forma Distribution Per Unit would have been $366. On March 29, 1996 the Partnership's share of the cash proceeds from the sale of the Newport News System was used to fund a distribution to Limited Partners of $165 per Unit. The Partnership is unable to predict the amount that Limited Partners would receive upon a sale of the Partnership's remaining cable television system, the Riverside System. There is no assurance that any of the Sales Transactions will be consummated. The Pro Forma Distribution Per Unit, which is based upon the Partnership's historical financial position at September 30, 1996, does not reflect any contingent liabilities that might arise subsequent to the date of this Proxy Statement, and is based on various assumptions with respect to transaction related costs, sales price adjustments and other matters, as further discussed under "PRO FORMA FINANCIAL INFORMATION" and "INCOME TAX CONSEQUENCES." The failure to consummate one or more of the Sales Transactions could delay and would reduce the Pro Forma Distribution Per Unit. As such, the actual amounts distributed to the Limited Partners may vary from the Pro Forma Distribution Per Unit.

     As described below, the amount by which the Pro Forma Distribution Per Unit would be reduced if one or more of the Sales Transactions does not close is dependent upon future events and circumstances. In the event that any of the Sales Transactions do not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) at an appropriate price or on terms acceptable to the Partnership. If the General Partner's efforts in arranging a Substitute Sales Transaction(s) prove to be unsuccessful, the General Partner would evaluate market, competitive, regulatory, financial and other conditions (relating to the cable television industry generally and to the Substitute Sale System(s) specifically) in order to determine whether it would be in the best interest of the Partnership to use all or a portion of the available net cash proceeds (after repaying debt as required by the terms of the Partnership's bank credit facility and repaying any amounts due to TCIC and its affiliates) from any of the consummated Sales Transactions to fund all or a portion of any remaining cable television system's(s') liquidity requirements, including non-discretionary capital expenditures and necessary maintenance costs as well as the cost of implementing technological advancements or improvements. Accordingly, the failure to consummate one or more of the Sales Transactions could delay and would reduce the Pro Forma Distribution Per Unit. See "BACKGROUND AND REASONS FOR THE SALES TRANSACTIONS -- Reasons for the Sales Transactions -- Prospects for Future Capital Appreciation of the Sales Systems." The General Partner expects that any portion of the net cash proceeds not utilized to fund such non-discretionary capital expenditures, maintenance costs and the costs of technological advancements or improvements or other obligations of the Partnership would be available for distribution to the Limited Partners. Limited Partners will not have an opportunity to vote on such course of action.

     The General Partner is in the process of marketing for sale its remaining cable television system, the Riverside System. There is no assurance that the General Partner can arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership. If the General Partner is unable to arrange for a sale of the Riverside System at an appropriate price or on terms acceptable to the Partnership, the Partnership will continue to operate the Riverside System. Although no assurance can be given, the General Partner currently anticipates that any cash proceeds from the Sales Transactions will not be used to fund the Riverside System's capital expenditures or liquidity requirements. Limited Partners owning in the aggregate more than 50% of the Units will have to approve a sale of the Riverside System, including a sale to an affiliate of the Partnership.

     Pursuant to the Partnership Agreement, if the Limited Partners receive aggregate distributions equal to Payback plus an amount equal to 6% per annum on their investment, the General Partner's share of distributions increases from 1% to 25% and the Limited Partners' share decreases from 99% to 75%. However, the General Partner does not believe that the Limited Partners' aggregate distributions will equal Payback plus 6% per annum. See "INTERESTS OF TCIC AND RELATED PARTIES -- Interests of the General Partner" and "Disposition Fee and Other Payments to the General Partner and its Affiliates" for a description of the fees and other payments which would be made to the General Partner and its affiliates in connection with the consummation of the Sales Transactions.

     In general, distributions of net cash proceeds are anticipated to occur as soon as practicable after the date of the last closing of the Sales Transactions. However, the General Partner may establish different dates for such distributions if there is a material delay in the closing of any of the Sales Transactions. Subject to the receipt of any indemnifiable claims against post closing amounts that will be held in escrow with respect to the Lower Delaware, St. Mary's or Southern Tennessee Sales ($1,077,500, $765,923 and $493,750, respectively), it is expected that such amounts will be distributed as soon as practicable after all, or substantially all, of the balance of the principal amount of such escrowed funds have been released to the Partnership. There can be no assurance that distributions of net cash proceeds will take place on this schedule. In addition, circumstances beyond the control of the Partnership, such as the existence of contingencies, could affect the timing and amount of distributions to the Limited and General Partners.

     On January 1, 1996, Newport News sold the Newport News System to an unaffiliated party for cash proceeds of $121,886,000. Pursuant to the terms of the sale agreement, $5,000,000 of the sales price was held in escrow until September 27, 1996. The partnership has a 40% ownership interest in Newport News. Accordingly, in January 1996 the Partnership received $33,696,000 of the net cash proceeds (after satisfaction of Newport News transaction costs and liabilities) from the Newport News Sale. In November 1996, the Partnership received $2.1 million representing the Partnership's share of the amount held in escrow plus the balance of other amounts held by Newport News. The Partnership used most of its share of net proceeds received in January 1996 from the Newport News Sale to make distributions to Presidio, TCIC and the Limited Partners of $67,000, $267,000 and $33,000,000 ($165 per Unit), respectively.

     In the event that any Sales Transaction approved by the Limited Partners does not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) for the Substitute Sale System(s) at an appropriate price or on terms acceptable to the Partnership. Accordingly, there is no assurance that the sales price for any Substitute Sales Transaction would be equivalent to the sales price contained in the applicable Asset Purchase Agreement. Any change to the amount of net sales proceeds to be received would cause a corresponding change to the Pro Forma Distribution Per Unit.

COSTS OF THE SALES TRANSACTIONS

     The following is an itemized statement of the approximate amount of all expenses incurred or to be incurred in connection with the Sales Transactions, all of which will be paid by the Partnership and, with the exception of the Disposition Fee, will be incurred regardless of the number of Sales Transactions that are ultimately consummated:

        Disposition Fees(1)..............................................   $2,805,000
        Legal fees.......................................................      500,000
        Fairness Opinion fees and expenses...............................      250,000
        Accounting, solicitation and other fees..........................       75,000
        Printing and mailing costs.......................................      100,000
        Filing fees......................................................       20,000
                                                                            ----------
        Total............................................................   $3,750,000
                                                                            ==========

---------------
(1) Assumes all of the Sales Transactions are consummated ($1,293,000 attributable to the Lower Delaware Sale, $919,000 attributable to the St. Mary's Sale and $593,000 attributable to the Southern Tennessee Sale). Such amount includes $818,000 that is payable by TCA to the Broker in connection with the Lower Delaware Sale ($377,000), St. Mary's Sale ($268,000) and Southern Tennessee Sale ($173,000).

                            INCOME TAX CONSEQUENCES

GENERAL

     The following discussion, which was prepared by the General Partner, summarizes the estimated material pro forma per Unit income tax consequences arising from the consummation of one and/or all of the Sales Transactions to a Limited Partner who acquired Units in connection with the Partnership's initial public offering. Assuming all of the Sales Transactions had occurred on September 30, 1996 and that no amounts were used to fund capital expenditures or the liquidity requirements of the Riverside System, it is estimated that the Pro Forma Distribution Per Unit would have been $366. On March 29, 1996 the Partnership's share of the cash proceeds from the sale of the Newport News System was used to fund a distribution to Limited Partners of $165 per Unit. The Partnership is unable to predict the amount that Limited Partners would receive upon a sale of the Partnership's remaining cable television system, the Riverside System. See "PRO FORMA FINANCIAL INFORMATION." This amount has not been reduced for any non-resident state income taxes which may be required to be withheld. Such withholding amounts are not deemed to be significant. DUE TO THE COMPLEXITY OF THE TAX ISSUES INVOLVED, LIMITED PARTNERS ARE URGED TO CONSULT WITH THEIR PERSONAL TAX ADVISORS REGARDING THE APPLICATION OF THE PRO FORMA ESTIMATE TO THEIR INDIVIDUAL CIRCUMSTANCES.

FEDERAL

  General

     The federal income tax consequences will be dependent upon (i) the income tax rates in effect on the date of a sale and on the date of any liquidation of the Partnership, (ii) the individual circumstances of each Limited Partner (including each Limited Partner's tax basis in the Units owned) and (iii) the timing of the Sales Transactions and liquidation of the Partnership.

     The pro forma estimates, which do not reflect the current operations of the Partnership, assume that the Sales Transactions are consummated on April 1, 1997 and that a Limited Partner is subject to (i) a rate of 28% on capital gains and
(ii) a rate of 31% on ordinary taxable income. For tax years beginning in 1997, a marginal rate of 31% is applicable to ordinary taxable income ranging from $99,600 to $151,750 for married individuals filing joint returns and to ordinary taxable income ranging from $59,750 to $124,650 for single individuals.

     All taxable gains realized by a Limited Partner resulting from the Sales Transactions will be characterized as passive income. Limited Partners should discuss with their tax advisor the potential for offsetting passive income realized from the Sales Transactions with passive losses, if any, from other passive activities of the Limited Partners.

  At Risk Basis

     Through December 31, 1995, the "at risk" basis of the Limited Partners ranged from a suspended loss of $33 per Unit to a positive basis of $407 per Unit depending on the date a Limited Partner was admitted to the Partnership. The General Partner estimates the 1996 ordinary taxable income from operations to be approximately $160 per Unit. Therefore, the December 31, 1996 at risk basis, taking into consideration the December 31, 1995 at risk basis, the 1996 estimated taxable income and the 1996 distribution from the Newport News Sale, is estimated to range from $13 to $452 per Unit.

  Lower Delaware Sale

     If the Lower Delaware Sale occurs on April 1, 1997 and the other sales do not occur, the pro forma gain is estimated to be $90 per Unit.

     Approximately 75% of such per Unit gain is estimated to be characterized as ordinary income under the Internal Revenue Code of 1986, as amended (the "Code")
Section 1245, and approximately 25% of such per Unit gain is estimated to be characterized as capital gain under Code Section 1231. Based on the characterization of the pro forma gain and on the assumptions set forth under the caption "Federal -- General" above, the estimated per Unit federal income tax resulting from the Lower Delaware Sale is $27 per Unit.

  St. Mary's Sale

     If the St. Mary's Sale occurs on April 1, 1997 and the other sales do not occur, the pro forma gain is estimated to be $52 per Unit.

     Approximately 92% of such per Unit gain is estimated to be characterized as ordinary income under Code Section 1245 and approximately 8% of such per Unit gain is estimated to be characterized as capital gain under Code Section 1231. Based on the characterization of the pro forma gain and on the assumptions set forth under the caption "Federal -- General" above, the estimated per Unit federal income tax resulting from the St. Mary's Sale is $16 per Unit.

  Southern Tennessee Sale

     If the Southern Tennessee Sale occurs on April 1, 1997 and the other sales do not occur, the pro forma gain is estimated to be $79 per Unit.

     Approximately 64% of such per Unit gain is estimated to be characterized as ordinary income under Code Section 1245 and approximately 36% of such per Unit gain is estimated to be characterized as capital gain under Code Section 1231. Based on the characterization of the pro forma gain and on the assumptions set forth under the caption "Federal -- General" above, the estimated per Unit federal income tax resulting from the Southern Tennessee Sale is $24 per Unit.

  Estimated Aggregate Results of System Sales

     If all the Sales Transactions occur on April 1, 1997, the aggregate pro forma gain from the sale of the Sales Systems is estimated to be $231 per Unit. Approximately 75% of such per Unit gain is estimated to be characterized as ordinary income under Code Section 1245 and approximately 25% of such per Unit gain is estimated to be characterized as capital gain under Code Section 1231. Based on these characterizations of the pro forma gain and on the assumptions set forth under the caption "Federal -- General" above, the estimated per Unit federal income tax resulting from the consummation of all the Sales Transactions is $70 per Unit. These amounts reflect the estimated results of the Sales Transactions only and do not include any estimates of ordinary income from operations of the Sales Systems for 1996 and 1997.

     The pro forma gain from the Partnership's share of the sale of the Newport News System in January 1996 is estimated to be $207 per Unit. Approximately 77% of such per Unit gain is estimated to be characterized as ordinary income under Code Section 1245 and approximately 23% of such per Unit gain is estimated to be characterized as capital gain under Code Section 1231. Based on these characterizations of the pro forma gain and on the assumptions set forth under the caption "Federal -- General" above, the estimated per Unit federal income tax resulting from the Partnership's share of the sale of the Newport News System is $63 per Unit. These amounts reflect the estimated results of the Partnership's share of the sale of the Newport News System only and do not include any estimates of ordinary income from operations of the Newport News System for 1996.

STATE

     Gain recognized on the sale of Partnership assets is generally reported on the Limited Partner's resident state income tax return. A credit is typically allowed for taxes paid to other states. The Lower Delaware System is located in the States of Maryland and Delaware, the St. Mary's System is located in the State of Maryland and the Southern Tennessee System is located in the State of Tennessee. Each state requires Limited Partners to file a non-resident income tax return and to pay state income tax on apportioned Partnership gains. Maryland has a state income tax withholding law which requires the Partnership to withhold non-resident state income tax at the rate of 5%. The General Partner has estimated that the required Maryland withholding on non-resident Limited Partners resulting from the applicable Sales Transactions will be insignificant. Limited Partners who are not residents of Maryland may file a nonresident income tax return to report other sources of income or loss within that state and if applicable, obtain a refund of any taxes withheld.

                      (This page intentionally left blank)

                        PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 1996 assumes that the consummation of the Sales Transactions and related distributions to partners had occurred as of such date. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 assume that such events had occurred as of January 1, 1995.

     The unaudited pro forma condensed consolidated financial statements are intended to present the Sales Systems' contributions to the Partnership's results of operations and financial position for purposes of separately evaluating the impact of the Sales Transactions. However, because the Sales Transactions are not contingent upon one another, it is possible that one or more of the Sales Transactions would not be consummated and, even if all are consummated, it is possible that the Sales Transactions would not be consummated at the same time.

     Certain calculations of the Pro Forma Distribution Per Unit are included in note (d) to the unaudited pro forma condensed consolidated financial statements. Such pro forma calculations, which are based upon the Partnership's historical financial position at September 30, 1996, have not been reduced for any non-resident state income taxes that may be required to be withheld by the Partnership, do not reflect reserves for any contingent liabilities that might arise subsequent to the date of this Proxy Statement and are based on various assumptions with respect to transaction related costs, sales price adjustments and other matters. Accordingly, the actual amounts distributed to the Partnership's partners will vary from the pro forma distribution amounts to the extent that the Partnership's September 30, 1996 financial position and/or the aforementioned pro forma assumptions do not reflect actual amounts or conditions on the date of closing. See "INCOME TAX CONSEQUENCES."

     The unaudited pro forma information does not purport to be indicative of the financial position or results of operations that actually would have been obtained if any or all of the Sales Transactions actually had occurred as of the dates indicated. Furthermore, the financial position and results of operations, as reflected in the accompanying unaudited pro forma condensed financial statements, are not necessarily indicative of the financial position and results of operations that would be obtained in the future in the event that any of the Sales Transactions are not consummated. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Partnership's historical consolidated financial statements appearing in the 1996 10-Q and the 1995 10-K.

     As described below, the amount by which the Pro Forma Distribution Per Unit would be reduced if one or more of the Sales Transactions does not close is dependent upon future events and circumstances. In the event that any of the Sales Transactions do not close, it is currently the General Partner's intention to seek a substitute buyer for the Substitute Sale System(s). There is no assurance that the General Partner could arrange for a Substitute Sales Transaction(s) at an appropriate price or on terms acceptable to the Partnership. If the General Partner's efforts in arranging a Substitute Sales Transaction(s) prove to be unsuccessful, the General Partner would evaluate market, competitive, regulatory, financial and other conditions (relating to the cable television industry generally and to the Substitute Sale System(s) specifically) in order to determine whether it would be in the best interest of the Partnership to use all or a portion of the available net cash proceeds (after repaying debt as required by the terms of the Partnership's bank credit facility and repaying any amounts due to TCIC and its affiliates) from any of the consummated Sales Transactions to fund all or a portion of any remaining cable television system's(s') liquidity requirements, including non-discretionary capital expenditures and necessary maintenance costs as well as the cost of implementing technological advancements or improvements. Accordingly, the failure to consummate one or more of the Sales Transactions could delay and would reduce the Pro Forma Distribution Per Unit.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A LIMITED PARTNERSHIP)

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                  PRO FORMA ADJUSTMENTS
                                                                   INCREASE (DECREASE)
                                             ----------------------------------------------------------------
                                              SALE OF
                                             SOUTHERN         SALE OF         SALE OF LOWER          OTHER
                              PARTNERSHIP    TENNESSEE       ST. MARY'S         DELAWARE           PRO FORMA        PARTNERSHIP
                              HISTORICAL      SYSTEM           SYSTEM            SYSTEM           ADJUSTMENTS        PRO FORMA
                              -----------    ---------       ----------       -------------       -----------       ------------
                                                                    (AMOUNTS IN THOUSANDS)
ASSETS
Cash........................    $ 9,596       $18,681(b)      $  28,927(b)      $  39,300(b)       $  (2,000)(b)      $  9,596
                                                                                                      (9,937)(b)
                                                                                                     (74,026)(b)
                                                                                                        (945)(b)
Receivables, prepaids and
  other assets, net.........        961           (37)(b)           (75)(b)            --                 --               849
Property and equipment,
  net.......................     39,684        (5,252)(a)       (11,612)(a)       (12,981)(a)             --             9,839
Franchise costs and other
  intangibles, net..........     30,859          (505)(a)        (9,744)(a)       (10,123)(a)             --            10,487
Investment in Newport
  News......................      2,074            --                --                --                 --             2,074
                                -------       -------          --------          --------           --------           -------
                                $83,174       $12,887         $   7,496         $  16,196          $ (86,908)         $ 32,845
                                =======       =======          ========          ========           ========           =======
LIABILITIES AND PARTNERS'
  EQUITY
Cash overdraft..............    $ 6,967            --                --                --                 --          $  6,967
Payables, accruals and other
  liabilities...............     12,705       $  (275)(b)     $    (636)(b)     $    (898)(b)      $  (9,937)(b)      $    959
Debt........................      2,000            --                --                --             (2,000)(b)            --
                                -------       -------          --------          --------           --------           -------
          Total
            liabilities.....     21,672          (275)             (636)             (898)           (11,937)            7,926
                                                                                                     (74,026)(d)
Partners' equity............     61,502        13,162(c)          8,132(c)         17,094(c)            (945)(c)        24,919
                                -------       -------          --------          --------           --------           -------
                                $83,174       $12,887         $   7,496         $  16,196          $ (86,908)         $ 32,845
                                =======       =======          ========          ========           ========           =======

See accompanying notes to pro forma condensed consolidated financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A LIMITED PARTNERSHIP)

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                        PRO FORMA ADJUSTMENTS
                                                                         INCREASE (DECREASE)
                                                     -----------------------------------------------------------
                                                      SALE OF
                                                     SOUTHERN       SALE OF       SALE OF LOWER        OTHER
                                     PARTNERSHIP     TENNESSEE     ST. MARY'S       DELAWARE         PRO FORMA       PARTNERSHIP
                                     HISTORICAL      SYSTEM(a)     SYSTEM(a)        SYSTEM(a)       ADJUSTMENTS       PRO FORMA
                                     -----------     ---------     ----------     -------------     ------------     ------------
                                                                        (AMOUNTS IN THOUSANDS)
Revenue............................    $20,744        $(2,881)      $ (5,075)        $(6,558)           $ --           $  6,230
Operating costs and expenses:
  Programming, operating, selling,
     general and administrative....     13,329         (1,574)        (3,267)         (3,753)             --              4,735
  Depreciation and
     amortization..................     10,635         (1,090)        (2,826)         (3,762)             --              2,957
                                       -------        -------        -------         -------            ----            -------
                                        23,964         (2,664)        (6,093)         (7,515)             --              7,692
                                       -------        -------        -------         -------            ----            -------
     Operating income (loss).......     (3,220)          (217)         1,018             957              --             (1,462)
Interest income, net...............        240             --             --              --             243(e)             483
Share of earnings of Newport
  News.............................     39,976             --             --              --              --             39,976
                                       -------        -------        -------         -------            ----            -------
     Net earnings (loss)...........    $36,996        $  (217)      $  1,018         $   957            $243           $ 38,997
                                       =======        =======        =======         =======            ====            =======
Pro forma net earnings per Unit....                                                                                    $ 193.03
                                                                                                                        =======

See accompanying notes to pro forma condensed consolidated financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A LIMITED PARTNERSHIP)

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                        PRO FORMA ADJUSTMENTS
                                                                         INCREASE (DECREASE)
                                                      ----------------------------------------------------------
                                                       SALE OF
                                                      SOUTHERN       SALE OF       SALE OF LOWER        OTHER
                                      PARTNERSHIP     TENNESSEE     ST. MARY'S       DELAWARE         PRO FORMA      PARTNERSHIP
                                      HISTORICAL      SYSTEM(a)     SYSTEM(a)        SYSTEM(a)       ADJUSTMENTS      PRO FORMA
                                      -----------     ---------     ----------     -------------     -----------     -----------
                                                                        (AMOUNTS IN THOUSANDS)
Revenue.............................    $26,196        $(3,759)      $ (6,161)        $(8,069)          $  --          $ 8,207
Operating costs and expenses:
  Programming, operating,
     selling, general and
     administrative.................     16,459         (2,126)        (3,655)         (4,686)             --            5,992
  Depreciation and amortization.....     14,604         (1,560)        (3,835)         (5,096)             --            4,113
                                        -------        -------        -------         -------             ---          -------
                                         31,063         (3,686)        (7,490)         (9,782)             --           10,105
                                        -------        -------        -------         -------             ---          -------
     Operating income (loss)........     (4,867)           (73)         1,329           1,713              --           (1,898)
Interest income (expense), net......       (844)            --             --              --             925(e)            81
Other income........................        199             --             --              --              --              199
Share of losses of
  Newport News......................       (652)            --             --              --              --             (652)
                                        -------        -------        -------         -------             ---          -------
     Net earnings (loss)............    $(6,164)       $   (73)      $  1,329         $ 1,713           $ 925          $(2,270)
                                        =======        =======        =======         =======             ===          =======
Pro forma net loss per Unit.........                                                                                   $(11.24)
                                                                                                                       =======

See accompanying notes to pro forma condensed consolidated financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A LIMITED PARTNERSHIP)

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    SEPTEMBER 30, 1996 AND DECEMBER 31, 1995
                                  (UNAUDITED)

(a) Represents the elimination of the historical cost of the Sales Systems' property, equipment, franchise costs and other intangibles and the elimination of the Sales Systems' results of operations.

(b) Represents the net cash proceeds from the Sales Transactions calculated as follows (amounts in thousands):

                                                           SOUTHERN                  LOWER
                                                           TENNESSEE   ST. MARY'S   DELAWARE    TOTAL
                                                           ---------   ----------   --------   -------
    Unadjusted sales price(1)............................   $19,750     $ 30,637    $ 43,100   $93,487
    Assumed purchase price adjustments(2)................        --           --      (1,534)   (1,534)
    Payment of 3% Disposition Fee........................      (593)        (919)     (1,293)   (2,805)
    Payment of sales tax(3)..............................      (238)        (230)        (75)     (543)
    Net working capital adjustments(4)...................      (238)        (561)       (898)   (1,697)
                                                            -------       ------      ------   -------
    Net cash proceeds before unallocated costs and other
      payments...........................................   $18,681     $ 28,927    $ 39,300    86,908
                                                            =======       ======      ======
    Repayment of Partnership's debt(5)...................                                       (2,000)
    Repayment of amounts due TCIC(6).....................                                       (9,937)
    Payment of other transaction costs(7)................                                         (945)
                                                                                               -------
    Net cash proceeds(8).................................                                      $74,026
                                                                                               =======

---------------
     (1) Pursuant to the Asset Purchase Agreements, $2,337,173 of such sales price will be placed in escrow and will be subject to indemnifiable claims by the respective buyers for up to one year following consummation. Because the General Partner knows of no reason that the escrow requirements would result in a material sales price adjustment, the sales prices set forth above assume that 100% of such escrowed amounts had been received as of September 30, 1996.

     (2) Pursuant to the Asset Purchase Agreements, the sales price is subject to downward adjustment in the event certain minimum subscriber counts are not met. Because the General Partner believes that it is unlikely that such potential sales price adjustment would result in a material adjustment to the sales price, the sales price set forth above assumes that such minimum subscriber counts had been met as of September 30, 1996.

         Pursuant to the Lower Delaware Asset Purchase Agreement, the sales price is subject to downward adjustment by approximately $1,534,000 in the event that as of the closing date the Partnership does not have an agreement to provide cable services to the units of the community of Sea Colony and notice has been provided to the Partnership that Mediacom will not be permitted to service such units. Because the General Partner is uncertain as to whether an agreement can be reached with Sea Colony, the sales price for the Lower Delaware System, as set forth above, has been adjusted downward. Additionally, the Lower Delaware sales price is subject to downward adjustment in the event that the Partnership has not obtained consent to permit Mediacom to provide cable services to subscribers of certain private residential communities within one year after the closing of the Lower Delaware Sale. Such price adjustment would not result in a material adjustment to the sales price. The sales price for the Lower Delaware System, as set forth above, assumes that the consents had been obtained as of September 30, 1996.

     (3) Represents the Partnership's share of state sales tax.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A LIMITED PARTNERSHIP)

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     (4) Represents sales price adjustments attributable to receivables, prepaid expenses, other assets, payables, accruals and other liabilities. It has been assumed that cash held by the Partnership and the Sales Systems, net of any cash overdraft positions, would be retained by the Partnership as a prudent reserve. Accordingly, cash held by the Sales Systems, net of any cash overdraft positions, has been excluded in determining net working capital adjustments.

     (5) Represents the repayment of the Partnership's bank debt. Such amounts will be repaid regardless of the number of Sales Transactions that are consummated.

     (6) Represents the repayment of amounts due TCIC. Such amounts will be repaid regardless of the number of Sales Transactions that are consummated.

     (7) Represents costs for legal fees, fairness opinions, printing, accounting and other fees. Such amounts have not been allocated to each of the Sales Systems as such costs are fixed in nature and will not decrease if all of the Sales Transactions are not consummated.

     (8) Amount does not include any other available cash held by the Partnership.

(c) Represents the gain on the Sales Transactions calculated as follows (amounts in thousands):

                                                        SOUTHERN                  LOWER
                                                        TENNESSEE   ST. MARY'S   DELAWARE    TOTAL
                                                        ---------   ----------   --------   --------
    Unadjusted sales price(1).........................   $19,750     $  30,637   $ 43,100   $ 93,487
    Assumed purchase price adjustments(2).............        --            --     (1,534)    (1,534)
    Payment of 3% Disposition Fee.....................      (593)         (919)    (1,293)    (2,805)
    Payment of sales tax(3)...........................      (238)         (230)       (75)      (543)
    Net book value of property, equipment, franchise
      costs and other intangibles.....................    (5,757)      (21,356)   (23,104)   (50,217)
                                                         -------       -------    -------    -------
    Gain before unallocated costs.....................   $13,162     $   8,132   $ 17,094     38,388
                                                         =======       =======    =======
    Payment of other transaction costs(4).............                                          (945)
                                                                                             -------
    Gain..............................................                                      $ 37,443
                                                                                             =======

---------------
     (1) See (1) in note (b) above.

     (2) See (2) in note (b) above.

     (3) See (3) in note (b) above.

     (4) See (7) in note (b) above.

DISTRIBUTION OF NET CASH PROCEEDS

(d) As further described in note 3 to the Partnership's September 30, 1996 historical consolidated financial statements, cash from sales shall be distributed 99% to the Limited Partners and 1% to the General Partner until cumulative distributions to the Limited Partners are equal to Payback plus 6% per annum, and thereafter, 25% to the General Partner and 75% to the Limited Partners. Assuming that all of the Sales Transactions are consummated, Payback ($100,002,500) would be satisfied with the net cash proceeds from all of the Sales Transactions. Based on the foregoing, the aggregate net cash proceeds set

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A LIMITED PARTNERSHIP)

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

    forth in note (b) would be distributed to each class of partners as follows (amounts in thousands, except unit amounts):

            General Partner...........................................  $    740
            Limited Partners..........................................    73,286
                                                                        --------
                                                                        $ 74,026
                                                                        ========
            Pro Forma Distribution Per Unit...........................  $    366
                                                                        ========
            Units Outstanding.........................................   200,005
                                                                        ========

     As described in the headnote to these unaudited pro forma condensed consolidated financial statements, the actual amounts distributed to the Limited Partners may vary from the foregoing pro forma distribution amounts.

(e) Represents the interest expense on the Partnership's debt, which is assumed to be repaid with proceeds from consummation of any of the Sales Transactions. See (5) in note (b) above.

                             AVAILABLE INFORMATION

     The 1996 10-Q and the 1995 10-K are being sent to the Limited Partners simultaneously herewith.

                           INCORPORATION BY REFERENCE

     Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement (or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Proxy Statement) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. This Proxy Statement incorporates the following documents by reference:

     The Partnership's Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), filed on Form 10-K for the year ended December 31, 1995.

     The Partnership's Quarterly Reports, pursuant to the Exchange Act, filed on Forms 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, as amended.

     The Partnership specifically incorporates by reference herein Item
1 -- Business, Item 2 -- Properties, Item 5 -- Market for the Registrant's Common Stock and Related Security Holder Matters, Item 6 -- Selected Financial Data, Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8 -- Financial Statements from the 1995 10-K and the entire text of the 1996 10-Q.

     All documents filed after the date of this Proxy Statement but before the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement. Copies of these documents will be available without charge upon request to American Cable TV Investors 5, Ltd., c/o Applied Information Solutions, Inc., 1600 Wynkoop, Suite 300, Denver, Colorado 80202, (800) 843-3293.

                                 OTHER MATTERS

VOTING RIGHTS AND VOTE REQUIRED

     The General Partner has fixed the close of business on February 3, 1997 as the record date (the "Record Date") for the determination of Limited Partners entitled to notice of and to vote at the Special Meeting. On the Record Date, 200,005 Units, owned by approximately 12,800 Limited Partners, were outstanding and entitled to vote at the Special Meeting. Each outstanding Unit is entitled to one vote. To the best of the General Partner's knowledge, no person or group of persons beneficially own more than five percent of the Units. To the best of the General Partner's knowledge, no Units are owned by the General Partner or any of its affiliates.

     Approval of each of the Resolutions requires the affirmative vote, either in person or by proxy, of Limited Partners owning in the aggregate more than 50% of the Units outstanding on the Record Date. In the event that sufficient votes to permit approval of one or more of the Resolutions are not represented at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Notice of the adjourned meeting need not be given if the time and place of the adjourned meeting is announced at the Special Meeting (or the adjourned meeting). Approval of the Resolutions shall not be deemed a consent to the sale of the Riverside System.

     Matters incidental to the conduct of the Special Meeting that are properly brought before the Special Meeting, including the consideration of any adjournment or postponement thereof, may be voted upon at the Special Meeting.

     The General Partner does not intend to bring any matters before the Special Meeting other than those set forth in the Notice of Meeting accompanying this Proxy Statement and does not know of any matters to be brought before the Special Meeting by others. If any matter should come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the Units represented thereby in accordance with their judgment.

     Proxies in the form enclosed, properly executed and duly returned, will be voted at the Special Meeting in accordance with the instructions thereon. If no instructions are indicated on a properly signed proxy with respect to any or all of the Resolutions, it will be voted in favor of the Resolutions. Abstentions and broker non-votes will be counted as votes against the Resolutions.

REVOCABILITY

     The enclosed proxy may be revoked at any time before it is voted by giving notice of such revocation to the General Partner either in writing addressed to the Partnership at its address set forth above or in person at the Special Meeting. If given in writing, such notice should be mailed or delivered in time to be received by the Partnership prior to the Special Meeting. A proxy may also be revoked by execution of a subsequently dated proxy that is received by the Partnership prior to the Special Meeting.

NO APPRAISAL RIGHTS

     If Limited Partners owning in the aggregate more than 50% of the Units that are entitled to vote at the Special Meeting vote in favor of any or all of the Sales Transactions and for the Substitute Sales Transaction, such approval will bind all Limited Partners including those who vote against any or all of the Sales Transactions or the Substitute Sales Transaction or abstain from voting at the Special Meeting. The Partnership Agreement and the Colorado Uniform Limited Partnership Act, under which the Partnership is governed, do not give rights of appraisal or similar rights to Limited Partners who dissent from the vote of the majority in approving or disapproving any of the Resolutions. Accordingly, dissenting Limited Partners do not have the right to have their interests in the Partnership appraised and to have the value of those interests returned to them because they disapprove of the action of Limited Partners owning in the aggregate more than 50% of the Units.

PROXY SOLICITATION

     Proxies may be solicited by personal interview, telephone, telecopier and telegram by officers and other employees of the General Partner or any of its affiliates who will not be specifically compensated for such services, but who will be reimbursed by the Partnership for their out-of-pocket expenses. The Partnership will request banks, brokers and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the outstanding Units that such custodians, nominees and fiduciaries own of record. The Partnership will reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with such activities. An outside solicitation firm, The Herman Group, Inc., has been retained to assist in the solicitation of proxies (including the mailing of the solicitation materials, responding to investor questions and, if requested by the General Partner, telephone calls to Limited Partners). The Herman Group, Inc. will be paid a fee of $25,000 plus reimbursement of usual and customary solicitation, tabulation and other out-of-pocket expenses and related fees. The cost of the solicitation of proxies from the Limited Partners will be borne by the Partnership. See "OTHER RELEVANT INFORMATION -- Costs of the Sales Transactions."

INDEPENDENT ACCOUNTANTS

     Representatives of KPMG Peat Marwick LLP, the Partnership's independent accountants, are expected to attend the Special Meeting and make a statement if they so desire. They will also be available to respond to appropriate questions.

                                                                      APPENDIX A

                                    GLOSSARY

     Capitalized terms used in this Proxy Statement shall have the meanings set forth below:

     "1992 Cable Act" shall mean the Cable Television Consumer Protection and Competition Act of 1992.

     "1995 10-K" shall mean the Partnership's Annual Report on Form 10-K for the year ended December 31, 1995.

     "1996 10-Q" shall mean the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, as amended.

     "1996 Telecom Act" shall mean the Telecommunications Act of 1996.

     "ACT 4" shall mean American Cable TV Investors 4, Ltd., a Colorado limited partnership.

     "Adjusted Total Market Value" shall mean the market value of equity on a fully-diluted basis plus the value of debt, the value of outstanding non-convertible or out-of-the-money convertible preferred stock and minority interests less cash and cash equivalents adjusted to exclude the estimated public market value of the unconsolidated and non-cable television assets.

     "Aggregate Transaction Value" shall mean the total cash or stock purchase price plus any debt and preferred stock to be assumed less cash and cash equivalents.

     "Alternative Transaction" shall mean, as the context shall require, an unsolicited better offer for the Lower Delaware, St. Mary's or Southern Tennessee System received by the Partnership.

     "Appraisals" shall mean the appraisals of the Sales Systems, dated as of December 31, 1994, by Communications Equity.

     "Asset Purchase Agreements" shall mean collectively the Lower Delaware Asset Purchase Agreement, the St. Mary's Asset Purchase Agreement and the Southern Tennessee Asset Purchase Agreement.

     "Basic Penetration" shall mean the ratio of basic subscribers to homes passed.

     "Broker" shall mean Daniels & Associates, L.P., a media properties broker.

     "Cablevision" shall mean Cablevision Equities VI, the limited partner of the General Partner.

     "Cable Corp." shall mean Integrated Cable Corp. V, a Delaware corporation and, until its withdrawal on January 17, 1996, one of the general partners of the General Partner.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Commission" shall mean the Securities and Exchange Commission.

     "Commitment Expense" shall mean 50% of the dollar amount of all charges and fees of any financial institution incurred by Gans if the closing of the St. Mary's Sale does not occur by June 30, 1997.

     "Communications Equity" shall mean Communications Equity Associates, Inc.

     "Comparable Group" shall mean the nine publicly-traded companies which Lehman Brothers considered to have assets reasonably comparable to the Sales Systems.

     "Competitive Auction" shall mean the competitive auction pursuant to which the Lower Delaware, Riverside, St. Mary's and Southern Tennessee Systems were offered for sale.

     "DBS" shall mean direct broadcast satellite.

     "Disposition Fee" shall mean the gross fee payable to TCA equal to 3% of the gross proceeds received in connection with the sale or disposition of the Partnership's cable television properties.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fairness Opinions" shall mean the opinions, dated January 15, 1997, of Lehman Brothers regarding the fairness from a financial point of view of each of the Sales Transactions to the Partnership.

     "FCC" shall mean the Federal Communications Commission.

     "Gans" shall mean Gans Multimedia Partnership, a Pennsylvania general partnership.

     "General Partner" shall mean IR-TCI Partners V, L.P., a Colorado limited partnership.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Latest Quarter's Annualized Adjusted System Cash Flow" shall mean operating income for the quarter ended September 30, 1996, before depreciation, amortization, management fees, corporate expense allocations and certain other adjustments, which Lehman Brothers did not believe to be material, provided to Lehman Brothers by the Partnership, multiplied by four.

     "LECs" shall mean local exchange carriers.

     "Lehman Brothers" shall mean Lehman Brothers Inc., the financial advisor to the Partnership.

     "LFAs" shall mean local franchising authorities.

     "Limited Partners" shall mean the limited partners of the Partnership.

     "Lower Delaware Asset Purchase Agreement" shall mean the asset purchase agreement, dated as December 24, 1996, by and between the Partnership and Mediacom.

     "Lower Delaware Commitment" shall mean a commitment obtained by Mediacom to finance the purchase of the Lower Delaware System.

     "Lower Delaware Escrow" shall mean the $1,077,500 portion of the sales price for the Lower Delaware System to be retained for one year after the closing of the Lower Delaware Sale, which is subject to indemnifiable claims by Mediacom.

     "Lower Delaware Sale" shall mean the sale of the Lower Delaware System to Mediacom for $43,100,000 pursuant to the terms of the Lower Delaware Asset Purchase Agreement.

     "Lower Delaware System" shall mean the cable television system which serves communities located in and around Lower Delaware and Maryland.

     "Mediacom" shall mean Mediacom LLC, a New York limited liability company.

     "MMDS" shall mean a multichannel multipoint distribution system.

     "MSO" shall mean a multiple system cable operator.

     "New Sea Colony Agreement" shall mean a new agreement between the Partnership and Sea Colony Associates, Inc. assignable to Mediacom with an expiration date not earlier than the second anniversary of the closing date of the Lower Delaware Sale.

     "Newport News" shall mean Newport News Cablevision, Ltd., a Colorado limited partnership in which the Partnership has a 40% ownership interest.

     "Newport News System" shall mean the cable television system which serves communities located in and around Newport News, Virginia.

     "Ocean Pines Consent" shall mean the consent of Ocean Pines Association, Inc. to transfer to Mediacom the right to service the community of Ocean Pines.

     "OVS" shall mean open video system.

     "Partnership" shall mean American Cable TV Investors 5, Ltd., a Colorado limited partnership.

     "Partnership Agreement" shall mean the Partnership's limited partnership agreement, dated as of December 15, 1986, as amended and restated as of January 1, 1987.

     "Payback" shall mean the aggregate amount of distributions including certain tax credit allocations to Limited Partners that is equal to the Limited Partners' original invested capital.

     "PCC" shall mean Presidio Cable V Corp., a Delaware corporation.

     "PR-TCI Partnerships" shall mean the cable television limited partnerships in which TCIC and Presidio (as successor to Integrated Resources, Inc.) indirectly own general and limited partnership interests.

     "Premium Penetration" shall mean the ratio of premium subscriptions to basic subscribers.

     "Presidio" shall mean Presidio Capital Corp., a British Virgin Islands corporation, the successor to Integrated Resources, Inc. and the indirect parent of Cable Corp.

     "Pro Forma Distribution Per Unit" shall mean the pro forma net cash proceeds available for distribution to Limited Partners, on a per Unit basis in connection with the Sales Transactions.

     "Procedures Letter" shall mean the letter sent to all prospective bidders by the Broker setting forth specific terms governing the manner in which bids for the cable television systems should be submitted pursuant to the Competitive Auction.

     "Purchasers" shall mean collectively Mediacom, Gans and Rifkin, the proposed purchasers of the Sales Systems.

     "Recent Transactions" shall mean transactions involving the sale of cable television systems between November 1995 and November 1996 which Lehman Brothers deemed to be comparable to the Sales Transactions.

     "Record Date" shall mean the close of business on February 3, 1997.

     "Regulated Services" shall mean the Sales Systems' basic and tier service rates and their equipment and installation charges that are regulated under the 1992 Cable Act.

     "Resolutions" shall mean the resolutions relating to the approval of the Sales Transactions and the Substitute Sales Transaction.

     "Rifkin" shall mean Rifkin Acquisition Partners, L.L.L.P., a Colorado limited liability limited partnership.

     "Riverside System" shall mean the cable television system which serves communities located in and around Riverside, California.

     "Sales Systems" shall mean collectively the Lower Delaware System, St. Mary's System and Southern Tennessee System.

     "Sales Transactions" shall mean collectively the Lower Delaware Sale, St. Mary's Sale and Southern Tennessee Sale.

     "Sea Colony Adjustment" shall mean the $1,534,126 adjustment to the purchase price of the Lower Delaware Sale to be made in the event that as of the closing date the Partnership does not have an agreement to provide cable services to the units of Sea Colony or has not obtained consent to transfer the agreement to provide such services to Mediacom.

     "Sea Colony Notice" shall mean any notice provided to the Partnership that Mediacom will not be permitted to service units of the community known as Sea Colony.

     "Southern Tennessee Asset Purchase Agreement" shall mean the asset purchase agreement, dated as of November 29, 1996, by and between the Partnership and Rifkin.

     "Southern Tennessee Escrow" shall mean the $493,750 portion of the sales price for the Southern Tennessee System to be retained for one year after the closing of the Southern Tennessee Sale, which is the subject of indemnifiable claims by Rifkin.

     "Southern Tennessee Sale" shall mean the sale of the Southern Tennessee System to Rifkin for $19,750,000 pursuant to the Southern Tennessee Asset Purchase Agreement.

     "Southern Tennessee System" shall mean the cable television system which serves communities located in and around Southern Tennessee.

     "Special Meeting" shall mean the meeting of Limited Partners on March 26, 1997, including adjournments thereof, to vote on the Resolutions.

     "St. Mary's Asset Purchase Agreement" shall mean the asset purchase agreement, dated as of November 27, 1996, by and between the Partnership and Gans.

     "St. Mary's Escrow" shall mean the $765,923 portion of the sales price for the St. Mary's System to be retained for one year after the closing of the St. Mary's Sale, which is subject to indemnifiable claims by Gans.

     "St. Mary's Sale" shall mean the sale of the St. Mary's System to Gans for $30,636,900 pursuant to the terms of the St. Mary's Asset Purchase Agreement.

     "St. Mary's System" shall mean the cable television system which serves communities located in and around St. Mary's County, Maryland.

     "Substitute Sale System(s)" shall mean the Sales System(s) relating to any Sales Transaction that is not consummated.

     "Substitute Sales Transaction" shall mean a sale of the Substitute Sale System(s) pursuant to the terms described herein.

     "Surviving Claims" shall mean claims by a Purchaser pursuant to the relevant Asset Purchase Agreement and (i) resulting from a breach of the representations and warranties with respect to title or tax matters, (ii) arising from third party claims against such Purchaser and (iii) claims for breaches of covenants, agreements and obligations to be performed by the Partnership after the closing date under the applicable Asset Purchase Agreement.

     "TCA" shall mean TCI Cablevision Associates, Inc., a Delaware corporation, the managing agent of the Sales Systems and an indirect wholly-owned subsidiary of TCIC.

     "TCI" shall mean Tele-Communications, Inc., the ultimate parent of TVI.

     "TCIC" shall mean TCI Communications, Inc., a Delaware corporation.

     "TVI" shall mean TCI Ventures Five, Inc., a Colorado corporation and the general partner of the General Partner.

     "UAE" shall mean United Artists Entertainment Company.

     "Unit" shall mean a unit of limited partnership interest representing a capital contribution of $500 to the Partnership.

                                                                    APPENDIX B-1

                                LEHMAN BROTHERS

January 15, 1997

IR-TCI Partners V, L.P.
c/o American Cable TV Investors 5, Ltd.
5619 DTC Parkway
Englewood, CO  80111

Ladies and Gentlemen:

We understand that American Cable TV Investors 5, Ltd., a Colorado limited partnership (the "Partnership"), is proposing to sell its interest in the Southern Tennessee System (the "System") to Rifkin Acquisition Partners, L.L.L.P. ("Rifkin") or one of Rifkin's affiliates (the "Acquiror") for consideration of $19,750,000 in cash (the "Proposed Sale Transaction"). The Proposed Sale Transaction will be consummated pursuant to an Asset Purchase Agreement by and between the Partnership and the Acquiror (the "Asset Purchase Agreement"). The consideration to be received by the Partnership in the Proposed Sale Transaction is subject to certain adjustments including an adjustment based on working capital prorations and an adjustment based on the number of subscribers on the first day of the month for the twelve months prior to closing. The terms and conditions of the Proposed Sale Transaction are set forth in more detail in the Asset Purchase Agreement.

We have been requested by IR-TCI Partners V, L.P., the general partner of the Partnership (the "General Partner") to render our opinion with respect to the fairness, from a financial point of view, to the Partnership of the consideration to be received by the Partnership in the Proposed Sale Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, (i) the Partnership's underlying business decision to proceed with or effect the Proposed Sale Transaction, (ii) any application of the proceeds of the Proposed Sale Transaction, including the allocation among the partners of the Partnership of the proceeds to be received by the Partnership in the Proposed Sale Transaction, or (iii) the fairness to any limited partner of the Partnership of the consideration to be distributed to such limited partner following the consummation of the Proposed Sale Transaction.

In arriving at our opinion, we reviewed and analyzed: (1) the Asset Purchase Agreement and the specific terms of the Proposed Sale Transaction, (2) the preliminary Proxy Statement filed with the Securities and Exchange Commission on December 11, 1996, and such other publicly available information concerning the Partnership and the System that we believe to be relevant to our analysis, (3) financial and operating information with respect to the business, operations and assets of the System furnished to us by the Partnership, including without limitation the confidential memorandum which was distributed to potential acquirors of the System, (4) the results of efforts by the Partnership and its advisor, Daniels & Associates, L.P., to solicit indications of interest, proposals and bids from third parties with respect to an acquisition of the System, (5) a comparison of the historical financial results and present financial condition of the System with those of other companies or businesses that we deemed relevant, and (6) a comparison of the financial terms of the Proposed Sale Transaction with the financial terms of certain other recent transactions that we deemed relevant. In addition, we had discussions with the management of the General Partner concerning the business, operations, assets, financial condition and prospects of the System and the Partnership and undertook such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the management of the General Partner that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. You are aware that the management of the General Partner has not prepared, and accordingly, in performing our analysis and in arriving at our opinion, we did not have access to and were not provided with, any forecasts of the future financial performance or results of operations of the System. We also have not conducted a physical inspection of the assets of the System and have not made or obtained any evaluations or appraisals of any of the assets or liabilities of the System or the Partnership. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be received by the Partnership in the Proposed Sale Transaction is fair to the Partnership.

We will receive a fee for our services which is payable upon the delivery of this opinion. In addition, the Partnership has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have previously rendered various investment banking and financial and strategic advisory services to Tele-Communications, Inc. ("TCI"), the ultimate parent of the general partner of the General Partner, and its affiliates and have received customary fees for such services. In the ordinary course of our business, we actively trade in the securities of TCI for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the use and benefit of the General Partner and is rendered to the General Partner in connection with its consideration of the Proposed Sale Transaction. This opinion is not intended to be and does not constitute a recommendation to any limited partner of the Partnership as to how such limited partner should vote with respect to the Proposed Sale Transaction.

Very truly yours,

LEHMAN BROTHERS

By:     /s/ JEFFREY R. SECHREST
    ----------------------------------
           Jeffrey R. Sechrest
            Managing Director
                                       >

                                                                    APPENDIX B-2

                                LEHMAN BROTHERS

January 15, 1997

IR-TCI Partners V, L.P.
c/o American Cable TV Investors 5, Ltd.
5619 DTC Parkway
Englewood, CO  80111

Ladies and Gentlemen:

We understand that American Cable TV Investors 5, Ltd., a Colorado limited partnership (the "Partnership"), is proposing to sell its interest in the St. Mary's System (the "System") to Gans Multimedia Partnership ("Gans") or one of Gans' affiliates (the "Acquiror") for consideration of $30,636,900 in cash (the "Proposed Sale Transaction"). The Proposed Sale Transaction will be consummated pursuant to an Asset Purchase Agreement by and between the Partnership and the Acquiror (the "Asset Purchase Agreement"). The consideration to be received by the Partnership in the Proposed Sale Transaction is subject to certain adjustments including an adjustment based on working capital prorations and an adjustment based on the number of subscribers on the first day of the month for the twelve months prior to closing. The terms and conditions of the Proposed Sale Transaction are set forth in more detail in the Asset Purchase Agreement.

We have been requested by IR-TCI Partners V, L.P., the general partner of the Partnership (the "General Partner") to render our opinion with respect to the fairness, from a financial point of view, to the Partnership of the consideration to be received by the Partnership in the Proposed Sale Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, (i) the Partnership's underlying business decision to proceed with or effect the Proposed Sale Transaction, (ii) any application of the proceeds of the Proposed Sale Transaction, including the allocation among the partners of the Partnership of the proceeds to be received by the Partnership in the Proposed Sale Transaction, or (iii) the fairness to any limited partner of the Partnership of the consideration to be distributed to such limited partner following the consummation of the Proposed Sale Transaction.

In arriving at our opinion, we reviewed and analyzed: (1) the Asset Purchase Agreement and the specific terms of the Proposed Sale Transaction, (2) the preliminary Proxy Statement filed with the Securities and Exchange Commission on December 11, 1996, and such other publicly available information concerning the Partnership and the System that we believe to be relevant to our analysis, (3) financial and operating information with respect to the business, operations and assets of the System furnished to us by the Partnership, including without limitation the confidential memorandum which was distributed to potential acquirors of the System, (4) the results of efforts by the Partnership and its advisor, Daniels & Associates, L.P., to solicit indications of interest, proposals and bids from third parties with respect to an acquisition of the System, (5) a comparison of the historical financial results and present financial condition of the System with those of other companies or businesses that we deemed relevant, and (6) a comparison of the financial terms of the Proposed Sale Transaction with the financial terms of certain other recent transactions that we deemed relevant. In addition, we had discussions with the management of the General Partner concerning the business, operations, assets, financial condition and prospects of the System and the Partnership and undertook such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the management of the General Partner that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. You are aware that the management of the General Partner has not prepared, and accordingly, in performing our analysis and in arriving at our opinion, we did not have access to and were not provided with, any forecasts of the future financial performance or results of operations of the System. We also have not conducted a physical inspection of the assets of the System and have not made or obtained any evaluations or appraisals of any of the assets or liabilities of the System or the Partnership. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be received by the Partnership in the Proposed Sale Transaction is fair to the Partnership.

We will receive a fee for our services which is payable upon the delivery of this opinion. In addition, the Partnership has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have previously rendered various investment banking and financial and strategic advisory services to Tele-Communications, Inc. ("TCI"), the ultimate parent of the general partner of the General Partner, and its affiliates and have received customary fees for such services. In the ordinary course of our business, we actively trade in the securities of TCI for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the use and benefit of the General Partner and is rendered to the General Partner in connection with its consideration of the Proposed Sale Transaction. This opinion is not intended to be and does not constitute a recommendation to any limited partner of the Partnership as to how such limited partner should vote with respect to the Proposed Sale Transaction.

Very truly yours,

LEHMAN BROTHERS

By:     /s/ JEFFREY R. SECHREST
    ----------------------------------
           Jeffrey R. Sechrest
            Managing Director

                                                                    APPENDIX B-3

                                LEHMAN BROTHERS

January 15, 1997

IR-TCI Partners V, L.P.
c/o American Cable TV Investors 5, Ltd.
5619 DTC Parkway
Englewood, CO  80111

Ladies and Gentlemen:

We understand that American Cable TV Investors 5, Ltd., a Colorado limited partnership (the "Partnership"), is proposing to sell its interest in the Lower Delaware System (the "System") to Mediacom or one of Mediacom's affiliates (the "Acquiror") for consideration of $43,100,000 in cash (the "Proposed Sale Transaction"). The Proposed Sale Transaction will be consummated pursuant to an Asset Purchase Agreement by and between the Partnership and the Acquiror (the "Asset Purchase Agreement"). The consideration to be received by the Partnership in the Proposed Sale Transaction is subject to certain adjustments including an adjustment based on working capital prorations and an adjustment based on the number of subscribers on the first day of the month for the twelve months prior to closing. The terms and conditions of the Proposed Sale Transaction are set forth in more detail in the Asset Purchase Agreement.

We have been requested by IR-TCI Partners V, L.P., the general partner of the Partnership (the "General Partner") to render our opinion with respect to the fairness, from a financial point of view, to the Partnership of the consideration to be received by the Partnership in the Proposed Sale Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, (i) the Partnership's underlying business decision to proceed with or effect the Proposed Sale Transaction, (ii) any application of the proceeds of the Proposed Sale Transaction, including the allocation among the partners of the Partnership of the proceeds to be received by the Partnership in the Proposed Sale Transaction, or (iii) the fairness to any limited partner of the Partnership of the consideration to be distributed to such limited partner following the consummation of the Proposed Sale Transaction.

In arriving at our opinion, we reviewed and analyzed: (1) the Asset Purchase Agreement and the specific terms of the Proposed Sale Transaction, (2) the preliminary Proxy Statement filed with the Securities and Exchange Commission on December 11, 1996, and such other publicly available information concerning the Partnership and the System that we believe to be relevant to our analysis, (3) financial and operating information with respect to the business, operations and assets of the System furnished to us by the Partnership, including without limitation the confidential memorandum which was distributed to potential acquirors of the System, (4) the results of efforts by the Partnership and its advisor, Daniels & Associates, L.P., to solicit indications of interest, proposals and bids from third parties with respect to an acquisition of the System, (5) a comparison of the historical financial results and present financial condition of the System with those of other companies or businesses that we deemed relevant, and (6) a comparison of the financial terms of the Proposed Sale Transaction with the financial terms of certain other recent transactions that we deemed relevant. In addition, we had discussions with the management of the General Partner concerning the business, operations, assets, financial condition and prospects of the System and the Partnership and undertook such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the management of the General Partner that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. You are aware that the management of the General Partner has not prepared, and accordingly, in performing our analysis and in arriving at our opinion, we did not have access to and were not provided with, any forecasts of the future financial performance or results of operations of the System. We also have not conducted a physical inspection of the assets of the System and have not made or obtained any evaluations or appraisals of any of the assets or liabilities of the System or the Partnership. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be received by the Partnership in the Proposed Sale Transaction is fair to the Partnership.

We will receive a fee for our services which is payable upon the delivery of this opinion. In addition, the Partnership has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have previously rendered various investment banking and financial and strategic advisory services to Tele-Communications, Inc. ("TCI"), the ultimate parent of the general partner of the General Partner, and its affiliates and have received customary fees for such services. In the ordinary course of our business, we actively trade in the securities of TCI for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the use and benefit of the General Partner and is rendered to the General Partner in connection with its consideration of the Proposed Sale Transaction. This opinion is not intended to be and does not constitute a recommendation to any limited partner of the Partnership as to how such limited partner should vote with respect to the Proposed Sale Transaction.

Very truly yours,

LEHMAN BROTHERS

By:     /s/ JEFFREY R. SECHREST
    ----------------------------------
           Jeffrey R. Sechrest
            Managing Director

                                                                      APPENDIX C

                   RELEVANT PARTNERSHIP AGREEMENT PROVISIONS
                             AND PROPOSED AMENDMENT

PROPOSED AMENDMENT

     Set forth below is the text of the proposed amendment to the Partnership Agreement which will be voted upon and adopted in connection with the Sales Transactions (additions and modifications are indicated by underlining of the appropriate text):

     2.  DEFINITION AND GLOSSARY OF TERMS

     2.1 The following terms used in this Partnership Agreement shall (unless otherwise expressly provided herein or unless the context otherwise requires) have the following respective meanings.

     "Lower Delaware System" shall mean the cable television system which serves communities located in and around Lower Delaware and Maryland.

     "Southern Tennessee System" shall mean the cable television system which serves communities located in and around Shelbyville and Manchester, Tennessee.

     "St. Mary's System" shall mean the cable television system which serves communities located in and around St. Mary's County, Maryland.
                                     * * *

15.  RIGHTS, AUTHORITY, POWERS, RESPONSIBILITIES AND DUTIES OF THE GENERAL
PARTNER

     15.1 Rights and Powers. The conduct of the Partnership's business shall be controlled solely by the General Partner in accordance with this Partnership Agreement. The General Partner shall have all authority, rights and powers conferred by law and those required or appropriate to the management of the Partnership business which, by way of illustration but not by way of limitation, shall, subject only to the provisions of Paragraph 15.4 following, include the right, authority and power on behalf of, and at the expense of, the Partnership:
                                     * * *

     15.1.19 To sell the Lower Delaware System to Mediacom LLC ("Mediacom") or one of Mediacom's affiliates in accordance with the terms set forth in the Asset Purchase Agreement dated as of December 24, 1996 between the Partnership and Mediacom, including, without limitation, in situations where such sale would result in the sale of all or Substantially All of the Assets of the Partnership and the termination and dissolution of the Partnership.
                                     * * *

     15.1.20 To sell the St. Mary's System to Gans Multimedia Partnership ("Gans") or one of Gans' affiliates in accordance with the terms set forth in the Asset Purchase Agreement dated as of November 27, 1996 between the Partnership and Gans, including, without limitation, in situations where such sale would result in the sale of all or Substantially All of the Assets of the Partnership and the termination and dissolution of the Partnership.
                                     * * *

     15.1.21 To sell the Southern Tennessee System to Rifkin Acquisition Partners, L.L.L.P. ("Rifkin") or one of Rifkin's affiliates in accordance with the terms set forth in the Asset Purchase Agreement dated as of November 29, 1996 between the Partnership and Rifkin, including, without limitation, in situations where such sale would result in the sale of all or Substantially All of the Assets of the Partnership and the termination and dissolution of the Partnership.

     15.4 Limitations. Neither the General Partner nor any Affiliate thereof shall have the authority to:

                                     * * *

     15.4.2 Without the approval of the Limited Partners by Majority Vote, sell all or Substantially All of the Assets of the Partnership in a single sale, or in multiple sales in the same twelve-month period, except (i) in the liquidation and winding up of the business of the Partnership upon its termination and dissolution, (ii) that the General Partner may sell any two Cable TV Systems in any twelve-month period and (iii) in connection with sales authorized pursuant to Paragraphs 15.1.19, 15.1.20 and 15.1.21.

                                     * * *

     16.2 Voting Rights. Limited Partners shall have the right, by Majority Vote, except as herein otherwise specified or required by law, to vote only upon the following matters affecting the basic structure of the Partnership;

                                     * * *

     16.2.5 The sale of all or Substantially All of the Assets of the Partnership in a single sale, or in multiple sales in the same twelve-month period, except (i) in the liquidation and winding up of the business of the Partnership upon its termination and dissolution, (ii) that the General Partner may sell any two Cable TV Systems in any twelve-month period and (iii) in connection with sales authorized pursuant to Paragraphs 15.1.19, 15.1.20 and 15.1.21.

                          INDEPENDENT AUDITORS' REPORT

The Partners
American Cable TV Investors 5, Ltd.:

We have audited the accompanying balance sheets of American Cable TV Investors 5, Ltd. (a Colorado limited partnership) as of December 31, 1995 and 1994, and the related statements of operations, partners' equity (deficit), and cash flows for each of the years in the three-year period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Cable TV Investors 5, Ltd. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          /s/ KPMG PEAT MARWICK LLP
                                          --------------------------------------
                                                 KPMG Peat Marwick LLP

Denver Colorado
March 15, 1996

                       AMERICAN CABLE TV INVESTORS 5, LTD.

                                5619 DTC Parkway
                            Englewood, Colorado 80111

            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER

         The undersigned hereby appoints Marvin Jones and Ramona Whitman, or either of them, with full power of substitution, as attorneys, agents and proxies (the "Proxies") to vote on behalf of the undersigned at the Special Meeting (the "Special Meeting") of limited partners (the "Limited Partners") of American Cable TV Investors 5, Ltd. (the "Partnership") called by IR-TCI Partners V, L.P., the general partner (the "General Partner") of the Partnership, to be held at 5619 DTC Parkway, Englewood, Colorado 80111 on March 26, 1997 at 11:00 a.m., local time, or any adjournment thereof, for the following purpose:

         To approve three separate sales transactions (or any substitute sales transaction(s) that the General Partner determines to be in the best interest of the Limited Partners in the event that any of the proposed sales transactions is approved by the Limited Partners, but does not close for any reason) which, if approved and consummated, would result in the sale of a significant portion of the assets of the Partnership (other than cash) consisting of the Partnership's ownership interests in the cable television systems (the "Sales Systems") which serve communities located in and around (i) Lower Delaware and Maryland (the "Lower Delaware System"), (ii) St. Mary's County, Maryland (the "St. Mary's System") and (iii) Shelbyville and Manchester, Tennessee (the "Southern Tennessee System").

         AT THE SPECIAL MEETING, LIMITED PARTNERS WILL BE ASKED TO CONSIDER AND VOTE UPON THE RESOLUTIONS SET FORTH BELOW (THE "RESOLUTIONS"). INDICATE YOUR VOTE BELOW BY CHECKING THE APPROPRIATE BOXES. YOU MUST VOTE SEPARATELY ON EACH RESOLUTION.

RESOLUTION 1:     SALE OF THE LOWER DELAWARE SYSTEM

            1. Consent to the sale of the Lower Delaware System to Mediacom LLC ("Mediacom") or one of Mediacom's affiliates pursuant to an Asset Purchase Agreement dated as of December 24, 1996 between the Partnership and Mediacom.

            2. Approve and adopt an amendment to the Partnership's limited partnership agreement (the "Partnership Agreement") which would permit the sale of the Lower Delaware System to Mediacom or one of Mediacom's affiliates.

\ \    FOR                  \ \ AGAINST             \ \ ABSTAIN

         The proposals included as part of Resolution 1 are related matters and shall be considered together at the Special Meeting.

RESOLUTION 2:     SALE OF THE ST. MARY'S SYSTEM

            1. Consent to the sale of the St. Mary's System to Gans Multimedia Partnership ("Gans") or one of Gans' affiliates pursuant to an Asset Purchase Agreement dated as of November 27, 1996 between the Partnership and Gans.

            2. Approve and adopt an amendment to the Partnership Agreement which would permit the sale of the St. Mary's System to Gans or one of Gans' affiliates.


\ \    FOR                  \ \ AGAINST             \ \ ABSTAIN

         The proposals included as part of Resolution 2 are related matters and shall be considered together at the Special Meeting.

RESOLUTION 3:     SALE OF THE SOUTHERN TENNESSEE SYSTEM

            1. Consent to the sale of the Southern Tennessee System to Rifkin Acquisition Partners, L.L.L.P. ("Rifkin") or one of Rifkin's affiliates pursuant to an Asset Purchase Agreement dated as of November 29, 1996 between the Partnership and Rifkin.

            2. Approve and adopt an amendment to the Partnership Agreement which would permit the sale of the Southern Tennessee System to Rifkin or one of Rifkin's affiliates.


\ \    FOR                  \ \ AGAINST             \ \ ABSTAIN

            The proposals included as part of Resolution 3 are related matters and shall be considered together at the Special Meeting.

RESOLUTION 4:     SUBSTITUTE SALE OF THE SALES SYSTEMS

         Consent to any substitute sales transaction the General Partner determines to be in the best interest of the Limited Partners in the event that any of the Sales System sales (as referenced under Resolutions 1, 2 and 3 above) is approved by the Limited Partners, but does not close for any reason; provided, however, that such substitute sales transaction will only be consummated if (i) the General Partner obtains an opinion from an investment banking firm of national repute that the consideration to be received pursuant to any such substitute sales transaction is fair to the Partnership from a financial point of view, (ii) such substitute sale is consummated within two years of the date hereof for cash consideration and (iii) the purchaser in such transaction is not an affiliate of the Partnership. Consent to any substitute sales transaction shall not be deemed a consent to the sale of the Partnership's cable television system which serves communities located in and around Riverside, California.

\ \    FOR                  \ \ AGAINST             \ \ ABSTAIN

         LIMITED PARTNERS MUST VOTE ON EACH OF THE RESOLUTIONS SEPARATELY AND APPROVAL OF ANY RESOLUTION IS NOT DEPENDENT ON APPROVAL OF ANY OTHER RESOLUTION. THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH OF THE RESOLUTIONS.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Limited Partner. If no direction is made on this card, this proxy will be voted FOR each of the Resolutions for which no direction is made.



                                                Dated                     , 1997
                                                     ---------------------


                                                --------------------------------
                                                         Signature

                                                --------------------------------
                                                   Signature (if held jointly)

                                                --------------------------------
                                                              Title

                                                PLEASE SIGN EXACTLY AS NAME
                                                APPEARS HEREON. WHEN UNITS ARE
                                                HELD BY JOINT TENANTS, BOTH
                                                SHOULD SIGN. WHEN SIGNING AS AN
                                                ATTORNEY, EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE OR
                                                GUARDIAN, PLEASE GIVE FULL TITLE
                                                OF SUCH. IF A CORPORATION,
                                                PLEASE SIGN NAME BY PRESIDENT OR
                                                OTHER AUTHORIZED OFFICER. IF A
                                                PARTNERSHIP, PLEASE SIGN IN
                                                PARTNERSHIP NAME BY AUTHORIZED
                                                PERSON.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED PREPAID ENVELOPE, OR DELIVER TO: THE HERMAN GROUP, INC., 2121 SAN JACINTO STREET, 26TH FLOOR, DALLAS, TEXAS 75201. FACSIMILE COPIES OF THE PROXY, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED AT (214) 999-9393 OR
(214) 999-9348. IF YOU HAVE ANY QUESTIONS, PLEASE CALL THE HERMAN GROUP, INC. AT
(800) 657-8830.